       As filed with the Securities and Exchange Commission on March 7, 2003
                                                     Registration No. 333-102994

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 2         [_] Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                             The Munder Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

                  480 Pierce Street, Birmingham, Michigan 48009
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (248) 647-9200

                             Stephen J. Shenkenberg
                            Munder Capital Management
                                480 Pierce Street
                              Birmingham, MI 48009
                     (Name and Address of Agent for Service)

                                    Copy to:

                                Jane Kanter, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on April 7, 2003 pursuant to Rule 488.


The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                            THE MUNDER FUNDS, INC.

                         MUNDER LARGE-CAP GROWTH FUND


                               480 PIERCE STREET


                          BIRMINGHAM, MICHIGAN 48009

                                (800) 468-6337

                               -----------------


                        SPECIAL MEETING OF SHAREHOLDERS


                           TO BE HELD APRIL 23, 2003


                               -----------------


Dear Shareholder:

   Please take note that a SPECIAL MEETING OF SHAREHOLDERS OF THE MUNDER LARGE-CAP GROWTH FUND, a separate series of The Munder Funds, Inc. ("Company"), will be held on Wednesday, April 23, 2003, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, at 10:00 a.m., Eastern time ("Meeting").

   At the Meeting, shareholders of the Munder Large-Cap Growth Fund ("Large-Cap Growth Fund") will be asked to vote to elect the Company's Board of Directors ("Board") and to consider a proposal that the Large-Cap Growth Fund be reorganized. Specifically, the Board has proposed that the Fund be reorganized with and into the Munder Multi-Season Growth Fund ("Multi-Season Growth Fund"), a separate series of the Company, to seek future economies of scale and to eliminate certain costs of running the Funds separately. If shareholders of the Large-Cap Growth Fund approve the Agreement and Plan of Reorganization ("Reorganization Agreement") described in the accompanying materials, all of the assets of the Large-Cap Growth Fund will be exchanged for an equivalent dollar amount of shares of the Multi-Season Growth Fund on or about April 25, 2003 or such later date as the parties may agree ("Reorganization"). The shares of the Multi-Season Growth Fund will then be transferred to the shareholders of the Large-Cap Growth Fund in complete liquidation of the Large-Cap Growth Fund. The proposed transaction is intended to be a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.


   The Board believes that shareholders of the Large-Cap Growth Fund will benefit from the proposed Reorganization. The proposed Reorganization will enable shareholders of the Large-Cap Growth Fund to experience higher asset levels in the combined Multi-Season Growth Fund, which will result in the costs associated with operating the Large-Cap Growth Fund which are not charged based on the level of assets, such as transfer agency, accounting and printing expenses, being spread over a larger asset base, thereby reducing per share expenses paid by Large-Cap Growth Fund shareholders. While current shareholders of the Multi-Season Growth Fund will likely not realize these same benefits immediately following the proposed Reorganization, they will hopefully benefit in a similar manner at some point in the future as the addition of the assets from the Large-Cap Growth Fund moves the Multi-Season Growth Fund closer to achieving certain economies of scale. Detailed information about the proposed Reorganization and the reasons for it are contained in the enclosed materials.


   The Board strongly urges you to vote FOR approval of the proposed Reorganization Agreement.


   As a result of the Reorganization, the Large-Cap Growth Fund would be combined with the Multi-Season Growth Fund and, if you are a shareholder of Large-Cap Growth Fund at the time of the Reorganization, you would become a shareholder of the Multi-Season Growth Fund, receiving shares of the Multi-Season Growth Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Large-Cap Growth Fund. No sales charges will be imposed as a result of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.


   The goal of both the Large-Cap Growth Fund and the Multi-Season Growth Fund is to provide long-term capital appreciation. The Large-Cap Growth Fund and the Multi-Season Growth Fund also have a common investment advisor (Munder Capital Management), a common administrator (Munder Capital Management) and a common distributor (Funds Distributor, Inc.).


   Shareholders of the Large-Cap Growth Fund are also being asked to vote for the election of eight nominees to serve as Directors for the Company. Votes cast by shareholders of the Large-Cap Growth Fund will be counted with the votes cast by the shareholders of the other series of the Company, including the Multi-Season Growth Fund at a separate Special Meeting of Shareholders to be held on April 28, 2003. Shareholders of record, as of February 12, 2003, of each of the other series of the Company have been sent separate proxy materials containing the same information with respect to the election of Directors.


   Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than April 22, 2003.

   Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:


 To vote by Telephone:                  To vote by Internet:
 -------------------------------------- --------------------------------------
 (1) Read the Proxy Statement and       (1) Read the Proxy Statement and
 have your Proxy card at hand.          have your Proxy card at hand.
 (2) Call the toll-free number that     (2) Go to the website that appears on
 appears on your Proxy card.            your Proxy card.
 (3) Enter the control number set forth (3) Enter the control number set forth
 on the Proxy card and follow the       on the Proxy card and follow the
 simple instructions.                   simple instructions.




   We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

   NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

   If you have any questions after considering the enclosed materials, please call 1-877-456-6399.

                             Sincerely,

                             /s/ James C. Robinson
                             James C. Robinson
                             President
                             The Munder Funds, Inc.

                            THE MUNDER FUNDS, INC.

                         MUNDER LARGE-CAP GROWTH FUND


                               480 PIERCE STREET


                          BIRMINGHAM, MICHIGAN 48009


                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON APRIL 23, 2003


                               -----------------


To the Shareholders of Munder Large-Cap Growth Fund of The Munder Funds, Inc.:



   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Munder Large-Cap Growth Fund ("Large-Cap Growth Fund"), a series of The Munder Funds, Inc. ("Company"), will be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, on Wednesday, April 23, 2003, at 10:00 a.m., Eastern time, for the following purposes:


      (1) To elect Directors;

      (2) To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Large-Cap Growth Fund by the Munder Multi-Season Growth Fund ("Multi-Season Growth Fund"), a separate series of the Company, in exchange for shares of the Multi-Season Growth Fund and the assumption of all liabilities of the Large-Cap Growth Fund by the Multi-Season Growth Fund and (ii) the subsequent liquidation of the Large-Cap Growth Fund; and

      (3) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on February 12, 2003, as the Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

   EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                             By Order of the Board of Directors,

                             /s/ Stephen J. Shenkenberg
                             Stephen J. Shenkenberg
                             Secretary


March 10, 2003

                               -----------------


                PROXY STATEMENT/PROSPECTUS DATED MARCH 10, 2003


                               -----------------

                            THE MUNDER FUNDS, INC.


                               480 PIERCE STREET


                          BIRMINGHAM, MICHIGAN 48009

                                (800) 468-6337

                               -----------------


        SPECIAL MEETING OF SHAREHOLDERS OF MUNDER LARGE-CAP GROWTH FUND


                           TO BE HELD APRIL 23, 2003


                               -----------------

   This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of the Munder Large-Cap Growth Fund ("Large-Cap Growth Fund"), a series of The Munder Funds, Inc. ("Company"), for a Special Meeting of Shareholders of the Large-Cap Growth Fund ("Meeting"). The Meeting will be held on Wednesday, April 23, 2003, at 10:00 a.m., Eastern time, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009.

   At the Meeting, shareholders of the Large-Cap Growth Fund will be asked to consider and act upon the following proposals:

      (1) To elect Directors;

      (2) To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Large-Cap Growth Fund by the Munder Multi-Season Growth Fund ("Multi-Season Growth Fund"), a separate series of the Company, in exchange for shares of the Multi-Season Growth Fund and the assumption of all liabilities of the Large-Cap Growth Fund by the Multi-Season Growth Fund and (ii) the subsequent liquidation of the Large-Cap Growth Fund; and

      (3) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

   Shareholders of the Large-Cap Growth Fund are being asked to vote for the election of eight nominees to serve as Directors for the Company. Votes cast by the shareholders of the Large-Cap Growth Fund will be counted with the votes cast by the shareholders of the other series of the Company, including the Multi-Season Growth Fund at a separate Special Meeting of Shareholders to be held on April 28, 2003. Separate proxy materials, containing the same information with respect to the election of Directors, have been sent to the shareholders of record, as of February 12, 2003, of each of the other series of the Company, including the Multi-Season Growth Fund.


   In addition, this Proxy Statement/Prospectus is soliciting shareholders of the Large-Cap Growth Fund to approve an Agreement and Plan of Reorganization ("Reorganization Agreement"). The Reorganization Agreement contemplates the transfer of all of the assets of the Large-Cap Growth Fund to the Multi-Season Growth Fund in exchange for shares of the Multi-Season Growth Fund having an aggregate net asset value equal to the net asset value of Large-Cap Growth Fund and the assumption by the Multi-Season Growth Fund of all of the liabilities of the Large-Cap Growth Fund ("Reorganization"). The Large-Cap Growth Fund would then distribute to its shareholders the portion of the shares of the Multi-Season Growth Fund to which each such shareholder is entitled. This would result in the liquidation of the Large-Cap Growth Fund.



   Under the proposed Reorganization Agreement, each shareholder of the Large-Cap Growth Fund would be entitled to receive shares of the Multi-Season Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Large-Cap Growth Fund held by that shareholder, as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Large-Cap Growth Fund are being asked to approve a transaction that will result in their holding shares of the Multi-Season Growth Fund, this Proxy Statement also serves as a Prospectus for the Multi-Season Growth Fund.


   If the Reorganization Agreement is approved by shareholders of the Large-Cap Growth Fund, holders of Class A shares of the Large-Cap Growth Fund will receive Class A shares of the Multi-Season Growth Fund, and no sales charge will be imposed on the Class A shares of the Multi-Season Growth Fund received by Large-Cap Growth Fund shareholders. Holders of Class B, Class II, Class K and Class Y shares of the Large-Cap Growth Fund will receive Class B, Class C, Class K and Class Y shares, respectively, of the Multi-Season Growth Fund. Subsequent to the Reorganization, any contingent deferred sales charge ("CDSC") that applied to a shareholder's Class B or Class II shares of the Large-Cap Growth Fund at the time of Reorganization will continue to apply for the holding period applicable at the time of the Reorganization. In calculating any applicable CDSC, the period during which a shareholder held the Class B or Class II shares of the Large-Cap Growth Fund will be included in the holding period.

   This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization--Federal Income Tax Consequences." Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

   The Large-Cap Growth Fund and Multi-Season Growth Fund are each diversified series of the Company. The goal of both the Large-Cap Growth Fund and the Multi-Season Growth Fund is to provide long-term capital appreciation. However, the Funds pursue this goal in slightly different ways. While both Funds invest principally in large-capitalization companies, the Funds define what constitutes a large-capitalization security differently. In addition, investment selections for the Multi-Season Growth Fund are selected using both growth and value factors, while investments for the Large-Cap Growth Fund are selected on the basis of their expected rate of growth. The principal investment strategies of the Funds are described in more detail below.



   The Large-Cap Growth Fund pursues its goal by investing primarily in equity securities that Munder Capital Management ("MCM") believes are poised to grow faster than their peers. Under normal circumstances, the Large-Cap Growth Fund invests at least 80% of its assets in equity securities of large-capitalization companies. Large-capitalization companies are those companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at the printing of this Proxy Statement/Prospectus, such capitalizations were approximately $1.3 billion or greater. MCM seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Sector weightings are targeted to the weightings of the Russell 1000 Growth Index.



   The Multi-Season Growth Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or a pure value approach over a complete market cycle. MCM chooses the Multi-Season Growth Fund's investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 50 to 75 companies based on: (i) superior earnings growth; (ii) financial stability;
(iii) relative market value; and (iv) price changes compared to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R)").


   While the investment objectives and policies of the Large-Cap Growth Fund and the Multi-Season Growth Fund are compatible, there are certain differences in investment policies, which are described under "Comparison of Investment Objectives and Policies" in this Proxy Statement/Prospectus.

   MCM serves as investment advisor for the Large-Cap Growth Fund and the Multi-Season Growth Fund. MCM is described in more detail under "Information About Management of the Large-Cap Growth Fund and the Multi-Season Growth Fund."

   This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Multi-Season Growth

Fund that a prospective investor should know before investing. A Statement of Additional Information dated February 28, 2003 relating to this Proxy Statement/ Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization and any subsequent shareholder reports, call (800) 468-6337, or write the Funds at 480 Pierce Street, Birmingham, Michigan 48009 and you will be mailed one free of charge.


   The following documents have been filed with the Securities and Exchange Commission ("SEC"): (i) the Prospectus of the Large-Cap Growth Fund (Class A, Class B, Class II and Class Y shares) dated October 31, 2002, as supplemented on February 13, 2003; (ii) the Prospectus of the Multi-Season Growth Fund (Class A, Class B, Class C and Class Y shares) dated October 31, 2002, as supplemented on February 13, 2003; (iii) the Prospectus for the Large-Cap Growth Fund and the Multi-Season Growth Fund (Class K shares) dated October 31, 2002, as supplemented on February 13, 2003; (iv) the Statement of Additional Information for the Large-Cap Growth Fund and the Multi-Season Growth Fund dated October 31, 2002; (v) the Annual Report for the Large-Cap Growth Fund and the Multi-Season Growth Fund (Class A, Class B, Class C, Class II and Class Y shares) dated June 30, 2002; (vi) the Semi-Annual Report for the Large-Cap Growth Fund (Class A, Class B, Class II and Class Y shares) dated December 31, 2002; (vii) the Semi-Annual Report for the Multi-Season Growth Fund (Class A, Class B, Class C and Class Y shares) dated December 31, 2002; (viii) the Annual Report for the Large-Cap Growth Fund and the Multi-Season Growth Fund (Class K shares) dated June 30, 2002; and (ix) the Semi-Annual Report for the Large-Cap Growth Fund and the Multi-Season Growth Fund (Class K shares) dated December 31, 2002. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Large-Cap Growth Fund or the Multi-Season Growth Fund at the telephone number or by writing to the Funds at the address listed for the Funds on the cover page of this Proxy Statement/Prospectus.


   Accompanying this Proxy Statement/Prospectus as Exhibit A is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.

   MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                      Page
                                                                      ----
     PROPOSAL 1......................................................   6
        Common Questions and Answers About the Election of Directors.   6
        Additional Information Regarding the Directors
          and Officers of the Company................................   9
        Information Regarding the Independent Auditors...............  13
     PROPOSAL 2......................................................  14
        Common Questions and Answers About the Proposed
          Reorganization.............................................  14
        Summary......................................................  18
        Reasons for the Reorganization...............................  32
        Information About the Reorganization.........................  33
        Comparison of Investment Objectives and Policies.............  38
        Management's Discussion of Fund Performance and Financial
          Highlights.................................................  45
        How to Purchase, Sell and Exchange Shares....................  59
        Information About Management of the Large-Cap Growth Fund
          and the Multi-Season Growth Fund...........................  79
        Comparison of Munder Series Trust and the Company............  79
        Additional Information About the Large-Cap Growth Fund
          and the Multi-Season Growth Fund...........................  85
        Other Business...............................................  86
        Voting Information...........................................  86
        Legal Matters................................................  90
        Exhibit A: Agreement and Plan of Reorganization.............. A-1

                               -----------------

                                Proposal No. 1

                             ELECTION OF DIRECTORS

                               -----------------

                         COMMON QUESTIONS AND ANSWERS
                        ABOUT THE ELECTION OF DIRECTORS

What are shareholders being asked to approve in Proposal 1?


   The purpose of this proposal is to elect a Board of Directors for the Company. It is intended that the enclosed proxy will be voted for the election as Directors of the Company of the eight nominees listed below ("Nominees"). All Nominees named below except Governor John Engler are currently Directors of the Company and each has served in that capacity since originally elected or appointed.


Who are the Nominees to the Board?


   Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Director is not an "interested" person of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means the series of St. Clair Funds, Inc. ("St. Clair"), The Munder Framlington Funds Trust ("Framlington"), the Company, The Munder Funds Trust ("Trust") and The Munder @Vantage Fund ("@Vantage").



                                                                               Number of
                                                                               Portfolios
                                                             Principal          in Fund       Other
                      Position(s) Term of Office and       Occupation(s)        Complex*  Directorships
                       with the     Length of Time            During            Overseen     Held by
Name, Address and Age   Company         Served             Past 5 Years        by Nominee    Nominee
--------------------- ----------- ------------------ ------------------------- ---------- -------------
Independent Nominees
Charles W. Elliott     Director      Indefinite**    Consultant, self-employed     35         None
c/o The Munder Funds   and           Since 2/95      (since 7/95); Trustee of
480 Pierce Street      Chairman                      @Vantage (since 8/00);
Suite 300                                            Trustee of Munder Series
Birmingham, MI 48009                                 Trust (since 2/03);
Age: 71                                              Director of St. Clair
                                                     (since 2/94); Trustee of
                                                     the Trust (since 11/89);
                                                     Trustee of Framlington
                                                     (since 11/96).

                                                                                  Number of
                                                                                  Portfolios
                                                               Principal           in Fund        Other
                       Position(s)  Term of Office and       Occupation(s)         Complex*   Directorships
                        with the      Length of Time            During             Overseen      Held by
Name, Address and Age    Company          Served             Past 5 Years         by Nominee     Nominee
--------------------- ------------- ------------------ -------------------------- ---------- ----------------
John Rakolta, Jr.     Director and     Indefinite**    Chairman and Chief             35     None
c/o The Munder Funds  Vice Chairman    Since 2/93      Executive Officer,
480 Pierce Street                                      Walbridge Aldinger
Suite 300                                              Company (construction
Birmingham, MI 48009                                   company) (since 1991);
Age: 55                                                Trustee of @Vantage
                                                       (since 8/00); Trustee of
                                                       Munder Series Trust
                                                       (since 2/03); Trustee of
                                                       the Trust (since 4/95);
                                                       Trustee of Framlington
                                                       (since 11/96); Director
                                                       of St. Clair (since 4/95).

David J. Brophy       Director         Indefinite**    Professor of Finance,          35     DirectPlacement,
c/o The Munder Funds                   Since 5/93      University of                         Inc. (financial
480 Pierce Street                                      Michigan-Business                     technology
Suite 300                                              School (since 8/66);                  company) (since
Birmingham, MI 48009                                   Trustee of @Vantage                   2/02).
Age: 66                                                (since 8/00); Trustee of
                                                       Munder Series Trust
                                                       (since 2/03); Trustee of
                                                       the Trust (since 4/95);
                                                       Trustee of Framlington
                                                       (since 11/96); Director
                                                       of St. Clair (since 4/95).

Joseph E. Champagne   Director         Indefinite**    Vice President,                35     None
c/o The Munder Funds                   Since 2/95      Macomb College (since
480 Pierce Street                                      2001); Dean, Macomb
Suite 300                                              College (since 9/97);
Birmingham, MI 48009                                   Trustee of @Vantage
Age: 64                                                (since 8/00); Trustee of
                                                       Munder Series Trust
                                                       (since 2/03); Trustee of
                                                       the Trust (since 11/89);
                                                       Trustee of Framlington
                                                       (since 11/96); Director
                                                       of St. Clair (since 2/94).

Thomas D. Eckert      Director         Indefinite**    Director, President and        35     None
c/o The Munder Funds                   Since 2/93      Chief Executive
480 Pierce Street                                      Officer, Capital
Suite 300                                              Automotive REIT
Birmingham, MI 48009                                   (real estate investment
Age: 55                                                trust specializing in
                                                       retail automotive
                                                       properties) (since
                                                       10/97); Trustee of
                                                       @Vantage (since 8/00);
                                                       Trustee of Munder
                                                       Series Trust (since
                                                       2/03);Trustee of the
                                                       Trust (since 4/95);
                                                       Trustee of Framlington
                                                       (since 11/96); Director
                                                       of St. Clair (since 4/95).

                                                                                              Number of
                                                                                              Portfolios
                                                                       Principal               in Fund         Other
                           Position(s) Term of Office and            Occupation(s)             Complex*    Directorships
                            with the     Length of Time                 During                 Overseen       Held by
Name, Address and Age        Company         Served                  Past 5 Years             by Nominee      Nominee
---------------------      ----------- ------------------ ----------------------------------- ---------- ------------------
Arthur T. Porter            Director      Indefinite**    President and Chief Executive           35     None
3990 John R.                              Since 2/01      Officer of the Detroit Medical
Detroit, MI 48201                                         Center (since 3/99); Professor
Age: 46                                                   with Tenure and Chairman of
                                                          Radiation Oncology of
                                                          Wayne State University
                                                          School of Medicine (3/91 to
                                                          3/99); Trustee of @Vantage
                                                          (since 8/00);
                                                          Trustee of Munder Series
                                                          Trust (since 2/03); Trustee of
                                                          the Trust (since 2/01); Trustee
                                                          of Framlington (since 2/01);
                                                          Director of St. Clair (since 2/01).

John Engler                 N/A           N/A             President of State and Local            35     Universal Forest
c/o The Munder Funds                                      Government/Vice President                      Products, Inc.
480 Pierce Street                                         of Government Solutions for                    (manufacturer
Suite 300                                                 North America, Electronic                      and distributor of
Birmingham, MI 48009                                      Data Systems Corp.                             lumber products)
Age: 54                                                   (computer services) (since                     (since 1/03);
                                                          1/03); Governor of the State                   Northwest
                                                          of Michigan (1/91 to 1/03);                    Airlines (airline)
                                                          Trustee of Munder Series                       (since 1/03).
                                                          Trust (since 2/03).

Interested Nominee
Michael T. Monahan+         Director      Indefinite**    President of Monahan Enterprises,       35     CMS Energy
3707 West Maple Rd.                       Since 8/00      LLC (consulting company)                       Corporation
Suite 102                                                 (since 6/99); Chairman of                      (energy
Bloomfield Hills, MI 48301                                Munder Capital Management                      company) (since
Age: 64                                                   (investment advisor) (10/99 to                 12/02); Guilford
                                                          12/00); Chairman and Chief                     Mills, Inc.
                                                          Executive Officer of Munder                    (supplier of
                                                          Capital Management (10/99                      automotive textile
                                                          to 12/99); President of                        products) (since
                                                          Comerica Incorporated (bank                    10/02).
                                                          holding company) (6/92 to
                                                          6/99); Trustee of @Vantage
                                                          (since 8/00); Trustee of
                                                          Munder Series Trust (since
                                                          2/03); Trustee of the Trust
                                                          (since 8/00); Trustee of
                                                          Framlington (since 8/00);
                                                          Director of St. Clair (since
                                                          8/00).

--------
* The newly-created Munder Series Trust consists of 31 "shell" portfolios, as of the date of this Proxy Statement/Prospectus. These portfolios were formed in anticipation of the reorganizations and redomiciliations discussed in Proposal 2. As a result, the series of Munder Series Trust have not been included in the totals in this column.
** The Director may serve until his death, resignation, removal or retirement.
   Pursuant to the By-Laws of the Company, a Director shall retire as a Director at the end of the calendar year in which he or she attains the age of 72 years.
+ Mr. Monahan is an "interested" nominee as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, Inc., the indirect parent company of MCM, the Funds' investment advisor.

How will my vote on Proposal 1 be counted?

   On February 11, 2003, the Board determined that shareholders of each series of the Company should be asked to elect the Nominees as Directors of the

Company. The Board selected February 12, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at special meetings of shareholders of each series to be held for the purpose of electing Directors. Separate proxy materials containing the same information with respect to the election of Directors have been sent to the shareholders of each of the other series of the Company. Election of the Directors of the Company will require a plurality of the votes cast at the meeting by shareholders of all of the series of the Company voting together. In other words, votes cast by the shareholders of the Large-Cap Growth Fund will be counted with the votes cast by all of the other series of the Company with respect to the election of the Directors of the Company.


                       ADDITIONAL INFORMATION REGARDING
                   THE DIRECTORS AND OFFICERS OF THE COMPANY


Officers


   Officers of the Company are elected annually by the Board of Directors to oversee the day-to-day activities of each series of the Company, including the Large-Cap Growth Fund. The Board of Directors has elected officers for the Company. Information about the executive officers of the Company, including their business addresses, ages and principal occupations during the past five years are set forth in the table below.


                                           Term of Office and
                        Position(s) with     Length of Time
Name, Address and Age     the Company            Served             Principal Occupation(s) During Past 5 Years
---------------------  ------------------- ------------------ --------------------------------------------------------
James C. Robinson      President and          through 2/04    Chairman and Chief Executive Officer of Munder
480 Pierce Street      Principal Executive    Since 5/00      Capital Management (investment advisor) (1/00 to
Suite 300              Officer                                present); Chief Investment Officer/Fixed Income of
Birmingham, MI 48009                                          Munder Capital Management (1/90 to 1/00). President of
Age 41                                                        @Vantage (since 8/00), Munder Series Trust (since
                                                              2/03), St. Clair (since 5/00), Framlington (since 5/00)
                                                              and Trust (since 5/00).

Stephen J. Shenkenberg Vice President and     through 2/04    General Counsel of Munder Capital Management
480 Pierce Street      Secretary              Since 8/00      (investment advisor) (7/00 to present); Deputy General
Suite 300                                                     Counsel of Strong Capital Management, Inc.
Birmingham, MI 48009                                          (investment advisor) (12/92 to 7/00). Vice President and
Age 44                                                        Secretary of @Vantage (since 8/00), Munder Series
                                                              Trust (since 2/03), St. Clair (since 8/00), Framlington
                                                              (since 8/00) and Trust (since 8/00).

Elyse G. Essick        Vice President         through 2/04    Chief Marketing Officer of Munder Capital
480 Pierce Street                             Since 4/95      Management (investment advisor) (9/88 to present).
Suite 300                                                     Vice President of @Vantage (since 2/01), Munder Series
Birmingham, MI 48009                                          Trust (since 2/03), St. Clair (since 4/95), Framlington
Age 44                                                        (since 11/96) and Trust (since 4/95).

Peter K. Hoglund       Vice President and     through 2/04    Chief Administration Officer of Munder Capital
480 Pierce Street      Principal Financial    Since 2/01      Management (investment advisor) (5/00 to present);
Suite 300              Officer                                Associate of Heartland Industrial Partners (a private
Birmingham, MI 48009                                          equity group) (10/99 to 5/00); Sr. Portfolio Manager of
Age 36                                                        Munder Capital Management (1/98 to 10/99). Vice
                                                              President of @Vantage (since 2/01), Munder Series
                                                              Trust (since 2/03), St. Clair (since 2/01), Framlington
                                                              (since 2/01) and Trust (since 2/01).

                                         Term of Office and
                       Position(s) with    Length of Time
Name, Address and Age    the Company           Served            Principal Occupation(s) During Past 5 Years
--------------------- ------------------ ------------------ -----------------------------------------------------
Cherie Ugorowski      Treasurer and         through 2/04    Controller of Munder Capital Management (investment
480 Pierce Street     Principal             Since 8/01      advisor) (6/01 to present); Corporate Accounting
Suite 300             Accounting Officer                    Manager, DaimlerChrysler Corporation (automotive
Birmingham, MI 48009                                        manufacturer) (9/99 to 6/01); Manager, Audit and
Age 34                                                      Business Advisory Practice, Arthur Andersen LLP (9/90
                                                            to 9/99). Treasurer of @Vantage (since 8/01), Munder
                                                            Series Trust (since 2/03), St. Clair (since 8/01),
                                                            Framlington (since 8/01) and Trust (since 8/01).


Ownership of Large-Cap Growth Fund Shares

   As of the Record Date, the Nominees, Directors and officers of the Company beneficially owned, as a group, less than 1% of the outstanding shares of the Large-Cap Growth Fund.

   The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Large-Cap Growth Fund and of all registered investment companies in the same family of investment companies as of the Record Date. The information as to beneficial ownership is based on statements furnished by each Nominee.


                                              Aggregate Dollar Range of Equity
                    Dollar Range of Equity Securities in All Registered Investment
                      Securities in the        Companies Overseen by Director
                    Large-Cap Growth Fund   in the Family of Investment Companies
                    ---------------------- ---------------------------------------
Independent Nominees

Charles W. Elliott          None                       Over $100,000
John Rakolta, Jr.      $10,001-$50,000                 Over $100,000
David J. Brophy             None                      $10,001-$50,000
Joseph E. Champagne         None                      $10,001-$50,000
Thomas D. Eckert            None                      $50,001-$100,000
Arthur T. Porter            None                      $10,001-$50,000
John Engler                 None                            None

Interested Nominee

Michael T. Monahan          None                       Over $100,000


   During the fiscal year ended June 30, 2002, the Board of Directors, which was then composed of one interested Director and six Independent Directors, met four times. It is expected that the Board of Directors will meet at least quarterly at regularly scheduled meetings. Each incumbent Director attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Director was a member.

Material Relationships of Non-Interested Directors

   Mr. Eckert is Director, President and Chief Executive Officer of Capital Automotive REIT ("CARS"), a publicly-held real estate investment trust specializing in retail automotive properties. During the calendar years 2001 and 2002, CARS had multiple secured lines of credit with leading commercial banks or lending facilities, including one with Comerica Bank, a wholly-owned subsidiary of Comerica Incorporated, which is the indirect parent company of MCM, the Funds' investment adviser. Mr. Rakolta is Chairman and Chief Executive Officer, Walbridge Aldinger Company ("Walbridge"), a privately-owned construction company. During the calendar years 2001 and 2002, Walbridge had a stand-by line of credit with Comerica Bank. In both cases, these lines of credit are standard agreements that were negotiated at arm's-length and contain customary terms, conditions and interest rates.

Compensation

   Directors of the Company who are not employees of MCM or any of its affiliates receive an aggregate annual retainer from St. Clair, Framlington, the Company and the Trust for service on those organizations' respective Boards of $68,000 ($90,000 for the Chairman) and receive an annual retainer of $4,000 for serving on the Board of @Vantage. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

   The following table summarizes the compensation paid to the Directors of the Company, including committee fees, for the twelve-month period ended
December 31, 2002.


                                      Pension or                         Total
                       Aggregate      Retirement                      Compensation
                      Compensation Benefits Accrued    Estimated       from Fund
                        from the   as Part of Fund  Annual Benefits   Complex Paid
Name of Director/(1)/ Company/(2)/     Expenses     upon Retirement to Directors/(3)/
--------------------  ------------ ---------------- --------------- ----------------
Charles W. Elliott      $31,213          None            None           $94,000
John Rakolta, Jr.       $24,624          None            None           $75,000
David J. Brophy         $23,583          None            None           $72,000
Joseph E. Champagne     $24,624          None            None           $75,000
Thomas D. Eckert        $24,624          None            None           $75,000
Michael T. Monahan      $23,583          None            None           $72,000
Arthur T. Porter        $23,583          None            None           $72,000



--------

(1) As of December 31, 2002, Governor John Engler was not a Director of the Company.

(2) For the twelve-month period ended December 31, 2002, Mr. Elliott, Mr. Eckert and Dr. Porter each deferred all of his compensation from the Company pursuant to the deferred compensation plan described below. The total compensation from the Company deferred by the Directors was $31,213 for Mr. Elliott, $24,624 for Mr. Eckert and $23,583 for Dr. Porter.
(3) As of December 31, 2002, the Fund Complex consisted of 36 funds.

   The Boards of Directors/Trustees of St. Clair, Framlington, the Company, the Trust and @Vantage adopted a deferred compensation plan ("Plan") on August 14, 2001. The Plan permits each Director/Trustee who receives compensation from the series of St. Clair, Framlington, the Company, the Trust and @Vantage to defer, for a specified period of time, the receipt of all or some portion of the fees earned for Board service. Following the Plan's adoption, each Director/Trustee had 30 days to elect to defer fees earned from the series of St. Clair, Framlington, the Company, the Trust and @Vantage for the remainder of the calendar year 2001. For the calendar years after 2001, deferral elections must be made prior to January 1 of the calendar year for which fees are to be deferred. Previous deferral elections will automatically remain in effect for subsequent years unless the Director/Trustee makes an alternative election prior to January 1 of the calendar year for which fees are to be deferred. Amounts deferred will be valued as if they were invested in one or more of the series of St. Clair, Framlington, the Company, the Trust and @Vantage selected by the deferring Director/Trustee. These amounts will not, however, actually be invested in shares of the series of St. Clair, Framlington, the Company, the Trust and @Vantage and the obligations of St. Clair, Framlington, the Company, the Trust and @Vantage to make payments under the Plan will be unsecured general obligations of the series of St. Clair, Framlington, the Company, the Trust and @Vantage, payable out of the general assets and property of the series of St. Clair, Framlington, the Company, the Trust and @Vantage. A Director/Trustee may elect to have the amounts earned under the Plan distributed (1) on a specified date, (2) upon termination of Board service, or
(3) the earlier of choice (1) or (2). Payment of amounts earned under the Plan may be made in a lump sum or in annual installments over the number of years specified by the Director/Trustee (up to 10 years). If a Director/Trustee dies, the balance of the amounts earned will be paid to his or her designated beneficiary in a lump sum.


   The Munder Series Trust, discussed in Proposal 2, will assume the liabilities of the Multi-Season Growth Fund existing under the Plan at the effective time of the reorganization and redomiciliation of the Multi-Season Growth Fund as a series of Munder Series Trust, in the event that the shareholders of that Fund approve the reorganization and redomiciliation. In addition, Munder Series Trust has adopted a deferred compensation plan that is substantially similar to the Plan in all material respects and that will be effective at the time of the reorganization and redomiciliation of the Multi-Season Growth Fund as a series of Munder Series Trust, in the event that shareholders of that Fund approve the reorganization and redomiciliation.

Standing Committees


   The Company has a standing Audit Committee presently consisting of Mr. Eckert, Dr. Brophy, Dr. Porter and Mr. Rakolta. All are members of the Board and are not considered to be "interested" persons of the Company, as that term is defined in the 1940 Act ("Independent Directors"). The principal functions of the

Company's Audit Committee is to recommend to the Board the appointment of the Company's independent auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Board has adopted a written charter for the Audit Committee. During the last fiscal year ended June 30, 2002, the Company's Audit Committee met two times.

   The Company has a Nominating Committee. The Nominating Committee presently consists of Dr. Brophy, Dr. Champagne, Mr. Eckert and Mr. Rakolta. The function of the Nominating Committee is to recommend candidates for election to the Board as independent board members. The Committee will not consider nominees recommended by stockholders. During the last fiscal year ended June 30, 2002, the Company's Nominating Committee did not meet.


   The Company has a Board Process and Compliance Oversight Committee. The Board Process and Compliance Oversight Committee presently consists of Dr. Champagne, Mr. Monahan and Dr. Porter. The function of the Board Process and Compliance Oversight Committee is to review and assess the adequacy of the Board's ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes; review and make recommendations to the Board regarding director compensation and expense reimbursement policies; undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and meet with the Company's management to review the ongoing adherence by the Company to its compliance guidelines and review reports and other information concerning the status of the Company's compliance with applicable regulatory requirements and valuation procedures. During the last fiscal year ended June 30, 2002, the Company's Board Process and Compliance Oversight Committee met four times.


   The Nominees for Directors must be approved by a plurality of the votes cast by shareholders of all the series of the Company (including the Large-Cap Growth Fund) in person or by proxy at the Meeting.


                INFORMATION REGARDING THE INDEPENDENT AUDITORS



   The firm of Ernst & Young LLP ("E&Y") has been selected as independent auditors of the Funds. Certain information concerning the fees and services provided by E&Y to the Funds and to MCM and its affiliates for the most recent fiscal years of the Funds is provided below.



   E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No.
1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.

   Audit Fees. On behalf of all of the series of the Company, the fee for professional services rendered for the audit by E&Y of the annual financial statements of the Company were $319,211 for the fiscal year ended June 30, 2002.



   Financial Information Systems Design and Implementation. None of the series of the Company paid E&Y for any other professional services relating to financial information systems for the fiscal year ended June 30, 2002. MCM did not pay E&Y for any other professional services relating to the MCM's financial information systems for the fiscal year ended December 31, 2002.



   All Other Fees. All of the series of the Company paid E&Y fees in the aggregate amounts of $14,781 for non-audit services for the fiscal year ended June 30, 2002.



   MCM paid E&Y $166,400 for all other non-audit services rendered for the fiscal year ended December 31, 2002. Comerica Incorporated paid E&Y $1,502,777 for all other non-audit services rendered for the fiscal year ended December 31, 2002. The Audit Committee of the Company has determined that the provision of the services by E&Y to MCM and Comerica is compatible with maintaining E&Y's independence.



   E&Y examines annual financial statements for each series of the Company and does not provide other non-audit and tax-related services to the Company, except as otherwise disclosed above. MCM and the Audit Committee of the Company have considered whether other non-audit services by E&Y are compatible with maintaining the independence of E&Y in its audits of the Company.



   Representatives of E&Y are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION OF EACH
                  OF THE NOMINEES TO THE BOARD OF DIRECTORS.


                               -----------------

                                Proposal No. 2

             APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

                               -----------------

                         COMMON QUESTIONS AND ANSWERS
                       ABOUT THE PROPOSED REORGANIZATION

Q. How will the Reorganization affect me?

A. The assets of the Large-Cap Growth Fund will be combined with those of the Multi-Season Growth Fund and you will become a shareholder of the Multi-

   Season Growth Fund. Following the Reorganization, you will receive shares of the Multi-Season Growth Fund that are equal in value to the shares of the Large-Cap Growth Fund that you held immediately prior to the closing of the Reorganization. (Shareholders of Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares of the Large-Cap Growth Fund will receive Class A shares, Class B shares, Class C shares, Class K shares and Class Y shares, respectively, of the Multi-Season Growth Fund.)

   While you are being asked to consider the Reorganization, shareholders of the Multi-Season Growth Fund are simultaneously being asked to consider (i) the reorganization and redomiciliation of the Multi-Season Growth Fund as a series of Munder Series Trust ("MST"), a newly-created Delaware statutory trust, (ii) changes to the fundamental investment restrictions of the Multi-Season Growth Fund and (iii) the reclassification of the Multi-Season Growth Fund's fundamental investment objective as non-fundamental. If shareholders of the Multi-Season Growth Fund approve the reorganization and redomiciliation, and shareholders of the Large-Cap Growth Fund approve the Reorganization, shortly following the closing of the Reorganization, the Multi-Season Growth Fund will be reorganized and redomiciled as a series of MST. Thus, you will become a shareholder of the Multi-Season Growth Fund series of MST following the Reorganization. If, on the other hand, shareholders of the Large-Cap Growth Fund approve the Reorganization, but shareholders of the Multi-Season Growth Fund do not approve the reorganization and redomiciliation of that Fund, following the Reorganization you will be a shareholder of the Multi-Season Growth Fund series of the Company. The reorganization and redomiciliation is described further below.


   Similarly, while the Large-Cap Growth Fund and the Multi-Season Growth Fund currently have substantially similar fundamental investment restrictions, to the extent shareholders of the Multi-Season Growth Fund approve changes to the fundamental investment restrictions of that Fund, the fundamental investment restrictions of the Multi-Season Growth Fund will vary from the fundamental investment restrictions of the Large-Cap Growth Fund. These potential differences are described further below in the section entitled "Comparison of Investment Objectives and Policies--Portfolio Instruments and Practices."


Q. Why is the Reorganization being recommended?

A. The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating the Large-Cap Growth Fund and the Multi-Season Growth Fund separately. We believe the Reorganization will benefit shareholders of the Large-Cap Growth Fund without materially impacting shareholders of the Multi-Season Growth Fund.

   As a result of declining assets and disappointing performance, expense ratios for the Large-Cap Growth Fund have been increasing. Moreover, since a new transfer agency fee arrangement, which went into effect on January 1, 2002, subjects the Fund to a fixed minimum annual expense, the per share expenses of the Fund have increased significantly as a direct result of the Fund's small asset size. Without significant asset growth from sales or improvement in the performance of securities markets generally, the Large-Cap Growth Fund's expenses are expected to increase even further.

   We also believe that the Large-Cap Growth Fund and the Multi-Season Growth Fund have compatible investment objectives and policies, as described in detail below. The Reorganization will result in combining the assets of these two Funds and consolidating their operations.


   Combining the assets of the Funds is intended to provide various benefits to shareholders of the Large-Cap Growth Fund who become shareholders of the Multi-Season Growth Fund (as well as to existing and future investors of the Multi-Season Growth Fund). For example, the proposed Reorganization will enable shareholders of the Large-Cap Growth Fund to experience higher asset levels in the combined Multi-Season Growth Fund, which will result in the costs associated with operating the Large-Cap Growth Fund which are not charged based on the level of assets, such as transfer agency, accounting and printing expenses, being spread over a larger asset base, thereby reducing per share expenses paid by Large-Cap Growth Fund shareholders. While current shareholders of the Multi-Season Growth Fund will likely not realize these same benefits immediately following the proposed Reorganization, they will hopefully benefit in a similar manner at some point in the future as the addition of the assets from the Large-Cap Growth Fund moves the Multi-Season Growth Fund closer to achieving certain economies of scale. (See also the next question regarding operating expenses of the Funds.) Higher asset levels also should benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs and/or more favorable pricing.


Q. How do the fees paid by the Multi-Season Growth Fund compare to those payable by the Large-Cap Growth Fund?

A. The total per share operating expenses of the Multi-Season Growth Fund are lower than those of the Large-Cap Growth Fund. Pro forma fee, expense and financial information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

A. No. The full value of your shares of the Large-Cap Growth Fund will be exchanged for shares of the indicated class of the Multi-Season Growth Fund without any sales load, commission or other transactional fee being imposed. MCM will bear all of the expenses of both Funds in connection with the Reorganization, except for brokerage fees and brokerage expenses associated with the Reorganization. However, the Large-Cap Growth Fund will bear the portion of the costs of this proxy solicitation associated with seeking shareholder approval of Proposal 1. That allocated amount is expected to be approximately $6,700 or approximately 22% of the total expenses.


Q. Who will serve as investment advisor and provide other services to the Multi-Season Growth Fund?


A. The Multi-Season Growth Fund has the same investment advisor (MCM), the same administrator (MCM) and the same distributor (Funds Distributor, Inc.) as the Large-Cap Growth Fund. In addition, a team of professional portfolio managers employed by MCM makes investment decisions for the Multi- Season Growth Fund. A team of professional portfolio managers employed by MCM also makes investment decisions for the Large-Cap Growth Fund.


Q. Will I have to pay any Federal income taxes as a result of the Reorganization?

A. The transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders would not recognize taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Large-Cap Growth Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the IRS or the courts.

Q. Will I continue to be able to exchange my shares for shares of other funds of the Munder family of mutual funds?


A. Yes. Holders of Class A, Class B, Class II, Class K and Class Y shares of the Large-Cap Growth Fund may, either before or after the Reorganization, exchange their shares for shares of the same class of other funds of the Company, the Trust and Framlington ("Munder Funds"), subject to certain restrictions described in the prospectus of each Munder Fund. Before requesting any such exchange, shareholders should carefully review the applicable prospectus for the other fund to ensure that the fund meets their investment objectives and needs.


Q. What happens if the Reorganization Agreement is not approved?

A. If the Reorganization Agreement is not approved by shareholders, the Large-Cap Growth Fund will be liquidated as soon as is practicable following the Meeting. Any shares of the Large-Cap Growth Fund outstanding on the date of the liquidation will be automatically redeemed by the Company on that date. The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Large-Cap Growth Fund have been paid or provided for.


                                    SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

Proposed Reorganization

At a meeting on February 11, 2003, the Board approved the Reorganization Agreement. Subject to the approval of the shareholders of the Large-Cap Growth Fund, the Reorganization Agreement provides for:


   . the transfer of all of the assets of the Large-Cap Growth Fund to the Multi-Season Growth Fund in exchange for shares of the Multi-Season Growth Fund having an aggregate net asset value equal to the net asset value of the Large-Cap Growth Fund and the assumption by the Multi-Season Growth Fund of all of the liabilities of the Large-Cap Growth Fund;



   . the distribution to each of the shareholders of the Large-Cap Growth Fund of shares of the Multi-Season Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Large-Cap Growth Fund held by that shareholder; and



   .   the complete liquidation of the Large-Cap Growth Fund.


The Reorganization is scheduled to be effective upon the close of business on Friday, April 25, 2003, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Large-Cap Growth Fund will become the owner of the number of full and fractional shares of the Multi-Season Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Large-Cap Growth Fund shares as of the close of business on the Closing Date. Shareholders of Class A shares, Class B shares, Class II shares, Class K shares and Class Y shares of the Large-Cap Growth Fund will receive Class A shares, Class B shares, Class C shares, Class K shares and Class Y shares, respectively, of the Multi-Season Growth Fund. See "Information About the Reorganization" below.


For the reasons set forth below under "Reasons for the Reorganization," the Board, including all of the Independent Directors, has concluded that the Reorganization would be in the best interests of the shareholders of the Large-Cap Growth Fund and that the interests of the Large-Cap Growth Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Large-Cap Growth Fund. The Board recommends that you vote "FOR" the proposed Reorganization Agreement effecting the Reorganization. The Board of Directors of the Company has also approved the Reorganization on behalf of the Multi-Season Growth Fund.

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Large-Cap Growth Fund with all classes voting together and not by class. See "Voting Information."

Effect of Proposed Reorganization and Redomiciliation of the Multi-Season Growth Fund

At a meeting on February 11, 2003, the Board approved an Agreement and Plan of Reorganization and Redomiciliation with respect to the Multi-Season Growth Fund ("Redomiciliation Agreement"). If shareholders of the Multi-Season Growth Fund approve the Redomiciliation Agreement, all of the assets of the Multi-Season Growth Fund will be exchanged for a number of shares of a corresponding series ("New Fund") of the Munder Series Trust, a newly-created Delaware statutory trust, representing the same aggregate net asset value. If shareholders approve the Redomiciliation Agreement, it is expected that the transfer would occur on or about April 29, 2003.

If shareholders of the Large-Cap Growth Fund approve the Reorganization Agreement, and the shareholders of the Multi-Season Growth Fund approve the Redomiciliation Agreement, shareholders of the Large-Cap Growth Fund will become shareholders of the New Fund shortly after the closing of the Reorganization. On the other hand, if shareholders of the Large-Cap Growth Fund approve the Reorganization Agreement, but the shareholders of the Multi-Season Growth Fund do not approve the Redomiciliation Agreement, shareholders of the Large-Cap Growth Fund will become shareholders of the Multi-Season Growth Fund upon the closing of the Reorganization.

   Unless otherwise specifically noted, the New Fund will be identical to the Multi-Season Growth Fund.

Investment Objectives, Policies and Restrictions


   The Large-Cap Growth Fund and the Multi-Season Growth Fund generally have compatible investment objectives, policies and restrictions. Both Funds are diversified series of the Company. The goal of both the Large-Cap Growth Fund and the Multi-Season Growth Fund is to provide long-term capital appreciation.

The investment objective of the Large-Cap Growth Fund may be changed by the Board without shareholder approval; however, shareholders would be notified of any such change. The investment objective of the Multi-Season Growth Fund is currently fundamental and cannot be changed without shareholder approval. However, shareholders of the Multi-Season Growth Fund are currently considering a series of proposals that, if approved, would make that Fund's investment objective non-fundamental and would have the effect of changing or eliminating several of the fundamental investment restrictions applicable to the Multi-Season Growth Fund. If the investment objective of the Multi-Season Growth Fund is made non-fundamental, the Board of Directors of the Company would be able to change the Multi-Season Growth Fund's investment objective without having to seek further shareholder approval. Shareholders of the Multi-Season Growth Fund would be notified of any such change. A discussion regarding the differences between the current fundamental investment restrictions of the Multi-Season Growth Fund and the proposed revised fundamental investment restrictions of the Multi-Season Growth Fund appears below in the section entitled "Comparison of Investment Objectives and Policies--Portfolio Instruments and Practices."


   Although the respective investment objectives of the Large-Cap Growth Fund and the Multi-Season Growth Fund are identical, shareholders should consider certain differences in the investment policies of, and portfolio securities held by, each Fund.


   The Funds pursue their investment goals in slightly different ways. While both Funds invest principally in large-capitalization companies, the Funds define what constitutes a large-capitalization security differently. In addition, investment selections for the Multi-Season Growth Fund are selected using both growth and value factors, while investments for the Large-Cap Growth Fund are selected on the basis of their expected rate of growth. The principal investment strategies of the Funds are described in more detail below.


   The Large-Cap Growth Fund pursues its goal by investing primarily in equity securities that MCM believes are poised to grow faster than their peers. Under normal circumstances, the Large-Cap Growth Fund invests at least 80% of its assets in equity securities of large-capitalization companies. For this purpose, large-capitalization companies are those companies having a market capitalization within the range of companies included in the Russell 1000 Index, an unmanaged index that measures the performance of the 1,000 largest publicly-traded stocks in the U.S. stock market. Based on the most recent data available at the printing of this Proxy Statement/Prospectus, such capitalizations were approximately $1.3 billion or greater. MCM seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Sector weightings are targeted to the weightings of the Russell 1000 Growth Index, an unmanaged index that measures the performance of the growth stocks contained in the Russell 1000 Index.

   The Multi-Season Growth Fund, on the other hand, generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or a pure value approach over a complete market cycle. MCM chooses the Fund's investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 50 to 75 companies based on: (i) superior earnings growth; (ii) financial stability; (iii) relative market value; and (iv) price changes compared to the S&P 500(R).

   The Large-Cap Growth Fund may invest in foreign securities and engage in short-term trading of portfolio securities as part of its principal investment strategies. While the Multi-Season Growth Fund may also invest in foreign securities and engage in short-term trading, they are not principal investment strategies of the Multi-Season Growth Fund. See "Comparison of Investment Objectives and Policies" below.

Performance of the Large-Cap Growth Fund and the Multi-Season Growth Fund


   The bar charts and table that follow provide some indication of the risk of an investment in each Fund. The bar charts show each Fund's performance for each full calendar year since the inception of the Fund's oldest class of shares. The table shows how each Fund's average annual total returns for different calendar periods over the life of the Fund compares to those of certain broad-based securities market indices.



   The annual returns in the first bar chart are for the Large-Cap Growth Fund's Class Y shares. Performance of the Large-Cap Growth Fund's Class A, Class B, Class II and Class K shares, net of applicable sales charges, would have been similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see "Summary Comparison of Fees and Expenses" below for information about the difference between the share classes.



   The annual returns in the second bar chart are for the Multi-Season Growth Fund's Class B shares and do not reflect any contingent deferred sales charges (CDSCs). If such CDSCs were reflected, returns would be less than those shown. Performance of Class A, Class C, Class K and Class Y shares, net of applicable sales charges, would have been similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Because of different sales charges and fees and expenses, performance of each class will differ. Please see "Summary Comparison of Fees and Expenses" below for information about the difference between the share classes.

   When you consider this information, please remember that each Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                         Large-Cap Growth Fund Class Y

Total Return (%)
(per calendar year)


                                    [CHART]

1999     16.74
2000     (7.31)
2001    (25.34)
2002    (32.90)

       Year-to-date through 12/31/02:                                   (32.90)%


       Best quarter:                       13.79% (quarter ended March 31, 2000)


       Worst quarter:                    (24.86)% (quarter ended March 31, 2001)


                       Multi-Season Growth Fund Class B

Total Return (%)
(per calendar year)



                                    [CHART]


1994    (3.21)
1995    31.19
1996    21.42
1997    29.20
1998    14.29
1999    10.46
2000    (7.67)
2001   (15.82)
2002   (27.83)


       Year-to-date through 12/31/02:                                   (27.83)%


       Best quarter:                    19.58% (quarter ended December 31, 1998)


       Worst quarter:                     (16.59)% (quarter ended June 30, 2002)


   The table below shows what the average annual total returns for the Large-Cap Growth Fund and the Multi-Season Growth Fund would have been for certain periods compared to the Russell 1000 Growth Index and S&P 500(R), respectively. Each index is unmanaged and is not subject to fees and expenses typically associated with the management of investment company portfolios. Investments cannot be made directly in either index. Comparisons with each index, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Fund is likely to select its holdings.

         Average Annual Returns (for periods ended December 31, 2002)


                                                                                          Since
                                                                       1 Year  5 Years Inception(1)
                                                                         %        %         %
                                                                       ------  ------- ------------
Large-Cap Growth Fund
  Class Y
   Return Before Taxes                                                 (32.90)     --     (11.47)
   Return After Taxes on Distributions                                 (32.90)     --     (12.60)
   Return After Taxes on Distributions and Sale of Fund Shares         (20.20)     --      (8.87)
   Russell 1000 Growth Index(2) (reflects no deductions of fees,
    expenses or taxes)                                                 (27.89)     --      (8.35)
  Class A
   Return Before Taxes                                                 (36.77)     --     (31.88)
   Russell 1000 Growth Index(2) (reflects no deductions of fees,
    expenses or taxes)                                                 (27.89)     --     (28.84)
  Class B
   Return Before Taxes                                                 (36.79)     --     (32.45)
   Russell 1000 Growth Index(2) (reflects no deductions of fees,
    expenses or taxes)                                                 (27.89)     --     (28.84)
  Class II
   Return Before Taxes                                                 (34.98)     --     (31.94)
   Russell 1000 Growth Index(2) (reflects no deductions of fees,
    expenses or taxes)                                                 (27.89)     --     (28.84)
  Class K
   Return Before Taxes                                                     --      --     (24.35)(3)
   Russell 1000 Growth Index(2) (reflects no deductions of fees,
    expenses or taxes)                                                     --      --     (19.39)(3)

Multi-Season Growth Fund
  Class B
   Return Before Taxes                                                 (31.44)  (6.94)      4.42
   Return After Taxes on Distributions                                 (31.44)  (8.15)      3.39
   Return After Taxes on Distributions and Sale of Fund Shares         (19.30)  (4.89)      3.85
   S&P 500(R)(2) (reflects no deductions of fees, expenses or taxes)   (22.10)  (0.59)      9.48
  Class A
   Return Before Taxes                                                 (31.34)  (7.00)      4.41
   S&P 500(R)(2) (reflects no deductions of fees, expenses or taxes)   (22.10)  (0.59)      9.45
  Class C
   Return Before Taxes                                                 (28.49)  (6.56)      4.35
   S&P 500(R)(2) (reflects no deductions of fees, expenses or taxes)   (22.10)  (0.59)      9.27
  Class K
   Return Before Taxes                                                 (27.22)  (5.87)      3.79
   S&P 500(R)(2) (reflects no deductions of fees, expenses or taxes)   (22.10)  (0.59)      8.34
  Class Y
   Return Before Taxes                                                 (26.99)  (5.63)      5.34
   S&P 500(R)(2) (reflects no deductions of fees, expenses or taxes)   (22.10)  (0.59)      9.10



--------

(1) The inception dates for the Class Y, Class A, Class B, Class II and Class K shares of the Large-Cap Growth Fund are 11/11/98, 6/30/00, 7/11/00, 7/10/00
    and 4/30/02, respectively. The index returns from inception for Class Y, Class A, Class B, Class II and Class K shares of the Large-Cap Growth

   Fund are 11/1/98, 7/1/00, 7/1/00, 7/1/00 and 5/1/02, respectively. The inception dates for the Class B, Class A, Class C, Class K and Class Y shares of the Multi-Season Growth Fund are 4/29/93, 8/4/93, 9/20/93, 6/23/95 and 8/16/93, respectively. The index returns from inception for Class B, Class A, Class C, Class K and Class Y shares of the Multi-Season Growth Fund are as of 5/1/93, 8/1/93, 10/1/93, 7/1/95 and 9/1/93, respectively.


(2) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies (the largest 1,000 U.S. publicly-traded companies) with higher price-to-book ratios and higher forecasted growth rates. The S&P 500(R) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.


(3) The returns for Class K shares since inception are aggregate non-annualized returns.


   Average annual returns reflect the imposition of the maximum front-end or contingent deferred sales charge.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for the Large-Cap Growth Fund are shown only for the Class Y shares; returns for Class A, Class B, Class II and Class K shares will vary. After-tax returns for the Multi-Season Growth Fund are shown only for the Class B shares; returns for Class A, Class C, Class K and Class Y shares will vary.

Summary Comparison of Fees and Expenses

   The following tables compare the fees and expenses of each class of the Large-Cap Growth Fund and the Multi-Season Growth Fund and show the estimated fees and expenses for each class on a pro forma basis, giving effect to the proposed Reorganization. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Fund, with certain adjustments.

   Since the figures shown for the Large-Cap Growth Fund and the Multi-Season Growth Fund are as of the Funds' fiscal year ended June 30, 2002, certain adjustments have been made in calculating the pro forma expenses in order to reflect:

   (i) the full annual impact of a new fee arrangement with the Funds' transfer agent that became effective January 1, 2002;

  (ii) the full annual impact of a contractual fee waiver arrangement with the Funds' transfer agent, effective March 1, 2002, under which the transfer agent waives fees charged to a Fund in an amount equivalent to the servicing fees the transfer agent collects from the Fund's shareholders in connection with servicing shareholder accounts below certain minimum balances; and

 (iii) the full annual impact of a new administrative services arrangement with MCM effective June 1, 2002.

   The fee and expense information shown in the table below is organized as follows:

   . Column 1 reflects the actual fees and expenses of each class of the Large-Cap Growth Fund calculated at the Fund's fiscal year end, June 30, 2002, adjusted to reflect the effects of items (i), (ii) and (iii), above, as if they had been in effect for the entire fiscal year.

   . Column 2 reflects the actual fees and expenses of each class of the Multi-Season Growth Fund calculated at the Fund's fiscal year end, June 30, 2002, adjusted to reflect the effects of items (i), (ii) and (iii), above, as if they had been in effect for the entire fiscal year.

   . Column 3 reflects the pro forma fees and expenses of the Multi-Season Growth Fund as if the Reorganization had occurred on June 30, 2002. These pro forma fees and expenses have also been adjusted to reflect the effects of items (i), (ii) and (iii), above, as if they had been in effect for the entire fiscal year, as well as any expected savings that may occur as a result of the Funds being combined in the Reorganization.

   Additional information regarding the performance of the Funds is contained in "Management's Discussion of Fund Performance and Financial Highlights" in this Proxy Statement/Prospectus.


                                                  Large-Cap    Multi-Season Combined
                                                 Growth Fund   Growth Fund  Pro Forma
                                                 -----------   ------------ ---------
Class A Shares
Shareholder Fees (fees paid directly from your
 investment)
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering price)       5.50%(a)      5.50%(a)    5.50%(a)
Maximum Deferred Sales Charge (Load)
 (as a percentage of redemption proceeds)           None (b)      None (b)    None (b)
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None          None        None
Redemption Fees                                      None          None        None
Exchange Fees                                        None          None        None
Annual Fund Operating Expenses (expenses that
 are deducted from Fund assets) (as a percentage
 of average net assets)
Management Fee                                       0.75%         0.75%       0.75%
Distribution and/or Service (12b-1) Fees             0.25%         0.25%       0.25%
Other Expenses                                       0.70%(c)      0.23%       0.25%
                                                    -----         -----       -----
Total Annual Fund Operating Expenses                 1.70%(d)      1.23%(e)    1.25%(f)
Less Contractual Fee Waiver                         (0.02)%(c)     0.00%       0.00%(f)
                                                    -----         -----       -----
Net Expenses                                         1.68%(c)      1.23%       1.25%(f)
                                                    =====         =====       =====


                                                    Large-Cap     Multi-Season  Combined
                                                   Growth Fund    Growth Fund   Pro Forma
                                                 --------------- -------------- ---------
Class B Shares
Shareholder Fees (fees paid directly from your
 investment)
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering price)         None           None         None
Maximum Deferred Sales Charge (Load)
 (as a percentage of redemption proceeds)             5.00%(g)       5.00%(g)     5.00%(g)
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                  None           None         None
Redemption Fees                                        None           None         None
Exchange Fees                                          None           None         None
Annual Fund Operating Expenses (expenses that
 are deducted from Fund assets) (as a percentage
 of average net assets)
Management Fee                                        0.75%          0.75%        0.75%
Distribution and/or Service (12b-1) Fees              1.00%          1.00%        1.00%
Other Expenses                                        0.70%(c)       0.23%        0.25%
                                                      -----          -----        -----
Total Annual Fund Operating Expenses                  2.45%(d)       1.98%(e)     2.00%(f)
Less Contractual Fee Waiver                           (0.02)%(c)     0.00%        0.00%(f)
                                                      -----          -----        -----
Net Expenses                                          2.43%(c)       1.98%        2.00%(f)
                                                      =====          =====        =====

                                                    Large-Cap     Multi-Season
                                                   Growth Fund    Growth Fund   Combined
                                                 Class II Shares Class C Shares Pro Forma
                                                 --------------- -------------- ---------
Class II/C Shares
Shareholder Fees (fees paid directly from your
 investment)
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering price)        1.00%           None         None
Maximum Deferred Sales Charge (Load)
 (as a percentage of redemption proceeds)             1.00%(h)       1.00%(i)     1.00%(j)
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                  None           None         None
Redemption Fees                                        None           None         None
Exchange Fees                                          None           None         None
Annual Fund Operating Expenses (expenses that
 are deducted from Fund assets) (as a percentage
 of average net assets)
Management Fee                                        0.75%          0.75%        0.75%
Distribution and/or Service (12b-1) Fees              1.00%          1.00%        1.00%
Other Expenses                                        0.70%(c)       0.23%        0.25%
                                                      -----          -----        -----
Total Annual Fund Operating Expenses                  2.45%(d)       1.98%(e)     2.00%(f)
Less Contractual Fee Waiver                           (0.02)%(c)     0.00%        0.00%(f)
                                                      -----          -----        -----
Net Expenses                                          2.43%(c)       1.98%        2.00%(f)
                                                      =====          =====        =====

                                                Large-Cap    Multi-Season Combined
                                               Growth Fund   Growth Fund  Pro Forma
                                               -----------   ------------ ---------
Class K Shares
Shareholder Fees (fees paid directly from your
 investment)
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering price)     None          None       None
Maximum Deferred Sales Charge (Load)
(as a percentage of redemption proceeds)           None          None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                              None          None       None
Redemption Fees                                    None          None       None
Exchange Fees                                      None          None       None
Annual Fund Operating Expenses (expenses that
 are deducted from Fund assets)
 (as a percentage of average net assets)
Management Fee                                     0.75%         0.75%      0.75%
Shareholder Servicing Fees                         0.25%         0.25%      0.25%
Other Expenses                                     0.70%(c)      0.23%      0.25%
                                                  -----          ----       ----
Total Annual Fund Operating Expenses               1.70%(d)      1.23%(e)   1.25%(f)
Less Contractual Fee Waiver                       (0.02)%(c)     0.00%      0.00%(f)
                                                  -----          ----       ----
Net Expenses                                       1.68%(c)      1.23%      1.25%(f)
                                                  =====          ====       ====

                                                Large-Cap    Multi-Season Combined
                                               Growth Fund   Growth Fund  Pro Forma
                                               -----------   ------------ ---------
Class Y Shares
Shareholder Fees (fees paid directly from your
 investment)
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of offering price)     None          None       None
Maximum Deferred Sales Charge (Load)
(as a percentage of redemption proceeds)           None          None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                              None          None       None
Redemption Fees                                    None          None       None
Exchange Fees                                      None          None       None
Annual Fund Operating Expenses (expenses that
 are deducted from Fund assets)
 (as a percentage of average net assets)
Management Fee                                     0.75%         0.75%      0.75%
Other Expenses                                     0.70%(c)      0.23%      0.25%
                                                  -----          ----       ----
Total Annual Fund Operating Expenses               1.45%(d)      0.98%(e)   1.00%(f)
Less Contractual Fee Waiver                       (0.02)%(c)     0.00%      0.00%(f)
                                                  -----          ----       ----
Net Expenses                                       1.43%(c)      0.98%      1.00%(f)
                                                  =====          ====       ====

--------
(a) The sales charge declines as the amount invested increases.
(b) A contingent deferred sales charge (CDSC) is a one-time fee charged at the time of redemption. If you redeem within one year of purchase Class A shares that were purchased with no initial sales charge as part of an investment of $1 million or more, a 1% CDSC will apply upon redemption.
    A CDSC on Class A shares of the Multi-Season Growth Fund acquired by holders of Class A shares of the Large-Cap Growth Fund pursuant to the Reorganization will only be imposed on redemptions on which a CDSC would have applied to the Class A shares of the Large-Cap Growth Fund.

(c) Effective March 1, 2002, the transfer agent contractually agreed to waive, for the period of its contract with the Large-Cap Growth Fund, a portion of its fees it charges the Fund in an amount equal to the servicing fees it collects from Fund shareholders with accounts that have balances below the specified minimum. As a result of this arrangement, during the fiscal year ended June 30, 2002, the servicing fees collected by the transfer agent, as adjusted, effectively reduced Other Expenses and Total Annual Fund Operating Expenses by 0.02%.
(d) Actual unadjusted total operating expenses of the Large-Cap Growth Fund for the fiscal year ended June 30, 2002 were:
                                 Class A 1.60%
                                 Class B 2.35%
                                Class II 2.35%
                                 Class K 1.60%
                                 Class Y 1.35%

(e) Actual unadjusted total operating expenses of the Multi-Season Growth Fund for the fiscal year ended June 30, 2002 were:

                                 Class A 1.21%
                                 Class B 1.96%
                                 Class C 1.96%
                                 Class K 1.21%
                                 Class Y 0.96%
(f) The pro forma fees and expenses shown in the table reflect the following adjustments: effect of spreading fixed fees and expenses over a broader shareholder base; the new transfer agent fee as if it had been in effect during the entire fiscal year ended June 30, 2002; the contractual fee waiver under which the transfer agent waives fees charged to a Fund in an amount equivalent to the servicing fees the transfer agent collects from the Fund's shareholders in connection with servicing shareholder accounts below certain minimum balances, as if it had been in effect during the entire fiscal year ended June 30, 2002; the new administrative services arrangement with MCM as if it had been in effect during the entire fiscal year ended June 30, 2002; and the elimination of duplicative fees paid on a per fund basis.

(g) The CDSC payable upon redemption of Class B shares declines over time.

(h) The CDSC applies to redemptions of Class II shares within eighteen months of purchase.
(i) The CDSC applies to redemptions of Class C shares within one year of purchase.
(j) The CDSC applies to redemptions of Class II shares within eighteen months of purchase. However, the CDSC will apply to Class C shares of the Multi-Season Growth Fund acquired by holders of Class II shares of the Large-Cap Growth Fund pursuant to the Reorganization to the same extent the CDSC would have applied to the Class II shares of the Large-Cap Growth Fund.

Example

   The Example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares

                                       1 year 3 years 5 years 10 years
                                       ------ ------- ------- --------
         Large-Cap Growth Fund........  $713  $1,056  $1,422   $2,448
         Multi-Season Growth Fund.....  $668  $  919  $1,188   $1,957
         Pro Forma: the Funds Combined  $670  $  925  $1,199   $1,978

Class B Shares Assuming You Sold Your Shares at the End of the Period

                                       1 year 3 years 5 years 10 years
                                       ------ ------- ------- --------
         Large-Cap Growth Fund........  $748  $1,064  $1,506   $2,598*
         Multi-Season Growth Fund.....  $701  $  921  $1,268   $2,110*
         Pro Forma: the Funds Combined  $703  $  927  $1,278   $2,131*

--------
* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

Class B Shares Assuming You Stayed in the Fund

                                       1 year 3 years 5 years 10 years
                                       ------ ------- ------- --------
         Large-Cap Growth Fund........  $248   $764   $1,306   $2,598*
         Multi-Season Growth Fund.....  $201   $621   $1,068   $2,110*
         Pro Forma: the Funds Combined  $203   $627   $1,078   $2,131*

--------
* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after the date of original purchase.

Class II/C Shares Assuming You Sold Your Shares at the End of the Period

                                       1 year 3 years 5 years 10 years
                                       ------ ------- ------- --------
         Large-Cap Growth Fund........  $446   $856   $1,392   $2,858
         Multi-Season Growth Fund.....  $301   $621   $1,068   $2,306
         Pro Forma: the Funds Combined  $303   $627   $1,078   $2,327

Class II/C Shares Assuming You Stayed in the Fund

                                       1 year 3 years 5 years 10 years
                                       ------ ------- ------- --------
         Large-Cap Growth Fund........  $346   $856   $1,392   $2,858
         Multi-Season Growth Fund.....  $201   $621   $1,068   $2,306
         Pro Forma: the Funds Combined  $203   $627   $1,078   $2,327

Class K Shares

                                       1 year 3 years 5 years 10 years
                                       ------ ------- ------- --------
         Large-Cap Growth Fund........  $173   $536    $923    $2,009
         Multi-Season Growth Fund.....  $125   $390    $676    $1,489
         Pro Forma: the Funds Combined  $127   $397    $686    $1,511

Class Y Shares

                                       1 year 3 years 5 years 10 years
                                       ------ ------- ------- --------
         Large-Cap Growth Fund........  $148   $459    $792    $1,735
         Multi-Season Growth Fund.....  $100   $312    $542    $1,201
         Pro Forma: the Funds Combined  $102   $318    $552    $1,225

   Following the Reorganization and in the ordinary course of business, we expect that certain holdings of the Large-Cap Growth Fund that are transferred to the Multi-Season Growth Fund in connection with the Reorganization may be sold. Such sales may result in additional transaction costs for the Multi-Season Growth Fund (which will not be assumed or paid by MCM) and will be a taxable event that will result in the realization of taxable gains or losses from such sales for the Multi-Season Growth Fund.

Purchase and Redemption Procedures

   Purchases and redemptions of shares are subject to certain minimum investment requirements, charges, and waivers of charges applicable to the various classes of both the Large-Cap Growth Fund and the Multi-Season Growth Fund. For details on how to purchase or redeem shares of either Fund, see "How to Purchase, Sell and Exchange Shares--Policies and Procedures for Your Investment."

Exchange Privileges

   You may exchange shares of each class of each Fund for shares of the same class in other Munder Funds to the extent the class exists and shares are offered for sale in the shareholder's state of residence and subject to any applicable sales charge. You may exchange Class C or Class II shares for Class C or Class II shares of other Munder Funds, based on their relative net asset values ("NAVs"). Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate in effect before the exchange. We will not impose any exchange fee on any of these exchange privileges. Any exchange will be a taxable event for which you may have to recognize a gain or loss under Federal income tax law. We reserve the right to amend or terminate the exchange privilege at any time. See "How to Purchase, Sell and Exchange Shares--Policies and Procedures for Your Investment."

Dividends and Distributions


   Both Funds declare and pay dividends from net investment income, if any, at least annually and distribute net realized capital gains, if any, at least annually. As described in more detail in "How to Purchase, Sell and Exchange Shares--Distributions" below, dividends are generally subject to Federal income tax. For both Funds, all dividends and distributions are reinvested automatically in additional shares of the respective Fund at net asset value, without a sales charge or CDSC, unless the shareholder elects to be paid in cash. Following the Reorganization, Large-Cap Growth Fund shareholders that have elected to receive distributions in cash will continue to receive distributions in such manner from the Multi-Season Growth Fund, regardless of whether or not the shareholders of the Multi-Season Growth Fund approve the proposed reorganization and redomiciliation of the Multi-Season Growth Fund. See "How to Purchase, Sell and Exchange Shares--Distributions."


Tax Consequences

   Prior to completion of the Reorganization, the Large-Cap Growth Fund will have received from counsel an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. See "Information about the Reorganization--Federal Income Tax Consequences."

Shareholder Voting Rights


   Neither the Large-Cap Growth Fund nor the Multi-Season Growth Fund, each a series of the same Maryland corporation, holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Directors at such time as fewer than a majority of Directors holding office have been elected by shareholders. Either Fund will hold a shareholder meeting upon the written request of shareholders holding at least 10% of that Fund's outstanding shares. With respect to the Multi-Season Growth Fund, this will be the case regardless of whether or not the shareholders of the Multi-Season Growth Fund approve the proposed reorganization and redomiciliation of the Multi-Season Growth Fund.


Appraisal Rights


   Under the laws of the State of Maryland, shareholders of the Large-Cap Growth Fund and the Multi-Season Growth Fund do not have appraisal rights in connection with a combination or acquisition of the assets of such Fund by another entity. Shareholders of the Multi-Season Growth Fund do not presently have appraisal rights and will not have appraisal rights in the event that the proposed reorganization and redomiciliation of the Multi-Season Growth Fund is approved. Under the laws of the State of Delaware and the Declaration of Trust of the Munder Series Trust, shareholders of a series of Munder Series Trust will not have appraisal rights in connection with a combination or acquisition of the assets of that series by another entity.


Risk Factors

   Because the Large-Cap Growth Fund and the Multi-Season Growth Fund invest in similar types of securities, investment in these Funds involves similar investment risks. These risks include those that are generally associated with investing in equity securities. However, as part of its principal investment strategies, the Large-Cap Growth Fund invests in foreign securities and may engage in short-term trading of its portfolio securities. Although the Multi-Season Growth Fund may also invest in foreign securities and engage in short-term trading, these are not principal investment strategies of the Multi-Season Growth Fund. See "Comparison of Investment Objectives and Policies" below.

   Foreign Securities Risk. Investments in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

   Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce higher trading costs and taxable distributions, which could detract from performance.

                        REASONS FOR THE REORGANIZATION

   Currently, the Large-Cap Growth Fund and the Multi-Season Growth Fund are investment portfolios of the same open-end management investment company, and each Fund must separately bear certain costs of its own operations. Consolidating their separate operations should generally benefit the shareholders of both Funds by promoting more efficient operations on a more cost-effective basis. Also, combining assets of the Funds should create future economies of scale resulting from the larger asset base of the combined fund after the Reorganization. However, there can be no assurance that the combination of the Funds will produce more efficient operations on a cost-effective basis or that economies of scale will be realized.


   MCM believes that certain investment management efficiencies and other benefits could be realized through the combination of the Funds. The Reorganization would permit the shareholders of Large-Cap Growth Fund to pursue their investment goals in a larger fund that has investment objectives, policies and restrictions that are compatible with those of the Large-Cap Growth Fund. A larger fund should enhance the ability of its portfolio managers to effect portfolio transactions on more favorable terms and give them greater investment flexibility and the ability to select a larger number of portfolio securities with the attendant benefits of increased diversification. A larger fund should not be as significantly affected by high levels of shareholder redemptions. In addition, the larger aggregate net assets should enable the combined fund over the long term to obtain the benefits of economies of scale, permitting the reduction of certain costs and expenses which may result in lower overall expense ratios through the spreading of fixed costs of operations over a larger asset base. As a general rule, economies of scale can be realized with respect to fixed expenses, such as printing costs and fees for certain professional services, although expenses that are based on the value of assets or on the number of shareholder accounts, such as transfer agent fees, would be largely unaffected by the Reorganization. Moreover, we cannot assure you that economies of scale can be realized.


   MCM further believes that as a result of declining assets and disappointing performance, expense ratios for the Large-Cap Growth Fund are increasing. Moreover, since a new transfer agency fee arrangement, which went into effect on January 1, 2002, subjects the Fund to a fixed minimum annual expense, the per share expenses of the Fund have increased significantly as a direct result of the Fund's small asset size. Without significant asset growth from sales or improvement in the performance of securities markets generally, the Large-Cap Growth Fund's expenses are expected to increase further.

   In light of the foregoing considerations, the Board unanimously concluded that the Reorganization is in the best interests of the Large-Cap Growth Fund and its shareholders and that the Reorganization would not result in a dilution of shareholders' interests. Similarly, the Board also approved the Reorganization with respect to the Multi-Season Growth Fund and determined that the Reorganization is in the best interests of shareholders of the Multi-Season Growth Fund and that the interests of shareholders of the Multi-Season Growth Fund would not be diluted as a result of the Reorganization.

                     INFORMATION ABOUT THE REORGANIZATION

Reorganization Agreement


   The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached to this Proxy Statement/Prospectus as Exhibit A. The Reorganization Agreement provides that the Multi-Season Growth Fund will acquire all of the assets, subject to all of the liabilities, of the Large-Cap Growth Fund in exchange for shares of the Multi-Season Growth Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur upon the close of business on Friday, April 25, 2003, or on a later date as the parties may agree ("Closing Date"). The net asset value per share of the Large-Cap Growth Fund and the net asset value per share of the Multi-Season Growth Fund will be determined by dividing each Fund's assets, less liabilities, by the total number of its outstanding shares.


   Both the Large-Cap Growth Fund and the Multi-Season Growth Fund will utilize State Street Bank and Trust Company to determine the value of their respective portfolio securities. The Large-Cap Growth Fund and the Multi-Season Growth Fund also will use the same independent pricing services to determine the value of each security so that State Street Bank and Trust Company can determine the aggregate value of each Fund's portfolio. The method of valuation employed will be in accordance with the procedures described in the current prospectuses as set forth in the Reorganization Agreement, which is consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC.


   The number of full and fractional shares of the Multi-Season Growth Fund you will receive in the Reorganization will be equal in value to the value of your shares as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the Closing Date. As promptly as practicable after the Closing Date, the Large-Cap Growth Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Multi-Season Growth Fund received by the Large-Cap Growth Fund in the Reorganization. We will accomplish the liquidation and distribution with respect to each class of the Large-Cap Growth Fund's shares by the transfer of the Multi-Season Growth Fund shares then credited to the account of the Large-Cap Growth Fund on the books of the Multi-Season Growth Fund to open accounts on the share records of the Multi-Season Growth Fund in the names of the Large-Cap Growth Fund shareholders. The aggregate net asset value of Class A, Class B, Class C, Class K and Class Y Multi-Season Growth Fund shares to be credited to Class A, Class B, Class II, Class K and Class Y Large-Cap Growth Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of common stock ($0.01 par value per share) of the Large-Cap Growth Fund of the corresponding class owned by Large-Cap Growth Fund shareholders on the Closing Date. All issued and outstanding shares of the Large-Cap Growth Fund will simultaneously be canceled on the books of the Large-Cap Growth Fund, although share certificates representing interests in Class A, Class B, Class II, Class K and Class Y shares of the Large-Cap Growth Fund will represent a number of the corresponding class of Multi-Season Growth Fund shares after the Closing Date. The Multi-Season Growth Fund will not issue certificates representing the Class A, Class B, Class C, Class K and Class Y Multi-Season Growth Fund shares issued in connection with such exchange.

   After such distribution, the Company will take all necessary steps under Maryland law, the Company's charter and any other applicable law to effect a complete dissolution of the Large-Cap Growth Fund.


   The Board has determined, with respect to the Large-Cap Growth Fund and the Multi-Season Growth Fund, that the interests of shareholders of each of those Funds will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each of those Funds and its shareholders. MCM will bear the expenses of the Reorganization, including the cost of a proxy soliciting agent that has been retained but excluding brokerage fees and brokerage expenses incurred in connection with the Reorganization. However, the Large-Cap Growth Fund will bear the portion of the costs of this proxy solicitation associated with seeking shareholder approval of Proposal 1. That allocated amount is expected to be approximately $6,700 or approximately 22% of the total expenses. The types of expenses allocated to the Large-Cap Growth Fund may include, without limitation, legal, printing, tabulation and mailing.


   The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Large-Cap Growth Fund, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Company, on behalf of either the Large-Cap Growth Fund or Multi-Season Growth Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Large-Cap Growth

Fund; and (ii) the Company receive the opinion of the Company's counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

   Approval of the Reorganization Agreement will require the affirmative vote of a majority of the shares of the Large-Cap Growth Fund with all classes voting together and not by class. See "Voting Information."


   At its February 11, 2003 meeting, the Board also approved the liquidation of the Large-Cap Growth Fund in the event that shareholders of the Large-Cap Growth Fund do not approve the Reorganization. As a result, if the Reorganization Agreement is not approved by the shareholders of the Large-Cap Growth Fund, or is not consummated for any other reason, the Large-Cap Growth Fund will be liquidated as promptly as possible. Any shares of the Large-Cap Growth Fund outstanding on the date of the liquidation will be automatically redeemed by the Company on that date. The proceeds of any such redemption will be equal to the NAV of such shares after all charges, taxes, expenses and liabilities of the Large-Cap Growth Fund have been paid or provided for. Any liquidation would be expected to be a taxable event for shareholders.


    THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS UNANIMOUSLY
             RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.

   Shareholders of the Large-Cap Growth Fund as of the Record Date will receive shares of the Multi-Season Growth Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Multi-Season Growth Fund's Shares

   Full and fractional shares of the respective class of shares of common stock of the Multi-Season Growth Fund will be issued to the Large-Cap Growth Fund's shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Multi-Season Growth Fund no longer issues share certificates. The shares of the Multi-Season Growth Fund to be issued to Large-Cap Growth Fund shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, except for Class B shares, as more fully described below in "How to Purchase, Sell and Exchange Shares."

Federal Income Tax Consequences

   The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by Multi-Season Growth Fund, the Large-Cap Growth Fund (except for "Section 1256 contracts") or the shareholders of the Large-Cap Growth Fund. As a condition to the closing of the Reorganization, the Large-Cap Growth Fund will receive a legal opinion to that effect. That opinion will be based upon certain representations and warranties made by the Large-Cap Growth Fund and the Multi-Season Growth Fund and certifications received from each of the Funds and certain of their service providers.

   Immediately prior to the Reorganization, the Large-Cap Growth Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Large-Cap Growth Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Large-Cap Growth Fund's shareholders.


   As of June 30, 2002, the Large-Cap Growth Fund had an unused capital loss carryover of approximately $7.3 million. At that time, the Large-Cap Growth Fund also had a "built-in-loss" (i.e., the amount by which the tax basis of its investment assets exceeded the fair market value of its assets) of $4,714,187. Capital loss carryovers and built-in-losses (when realized) are considered valuable tax attributes because they can reduce a fund's future taxable income and thus reduce the taxable amount distributed to fund shareholders.


   The proposed Reorganization will affect the use of these tax attributes in two respects. The first concerns the "sharing" of these tax attributes with the shareholders of the Multi-Season Growth Fund. If there were no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Large-Cap Growth Fund. If the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Multi-Season Growth Fund. That means that any resulting tax benefits inures to all shareholders of the Multi-Season Growth Fund (i.e., both pre-Reorganization shareholders of the Large-Cap Growth Fund and pre-Reorganization shareholders of the Multi-Season Growth Fund).

   The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a "loss corporation" such as the Large-Cap Growth Fund is acquired (as will be the case here), the Code imposes various limitations on the use of loss carryovers and built-in-losses following the acquisition. The amount of such loss carryovers and built-in-losses that can be used each year to offset post-acquisition income is generally limited to an amount equal to the "federal long-term tax-exempt rate" (the applicable rate as of February 2003 was 4.65%) multiplied by the value of the "loss corporation's" equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. Considering that the combined amount of capital loss carryovers and built-in-losses as of June 30, 2002 was not inconsequential, a substantial limitation on the use of these losses is expected.

   You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.

Capitalization


   The following table shows the capitalization of the Large-Cap Growth Fund and the Multi-Season Growth Fund as of December 31, 2002, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.



                                         As of December 31, 2002
                                 ----------------------------------------
                                  Large-Cap  Multi-Season Pro Forma after
                                 Growth Fund Growth Fund  Reorganization
                                 ----------- ------------ ---------------
       Class A Shares
       Net Assets............... $1,822,217  $25,771,860    $27,594,077
       Net asset value per share $     5.21  $     10.32    $     10.32
       Shares outstanding.......    349,456    2,496,122      2,672,608

                                         As of December 31, 2002
                                 ----------------------------------------
                                  Large-Cap  Multi-Season Pro Forma after
                                 Growth Fund Growth Fund  Reorganization
                                 ----------- ------------ ---------------
       Class B Shares
       Net Assets............... $3,128,223  $ 8,820,413    $11,948,636
       Net asset value per share $     5.11  $      9.44    $      9.44
       Shares outstanding.......    612,139      933,917      1,265,121

                                         As of December 31, 2002
                                 ----------------------------------------
                                  Large-Cap  Multi-Season Pro Forma after
                                 Growth Fund Growth Fund  Reorganization
                                 ----------- ------------ ---------------
       Class II/C Shares
       Net Assets............... $2,001,507  $ 3,089,387    $ 5,090,894
       Net asset value per share $     5.09  $      9.52    $      9.52
       Shares outstanding.......    393,281      324,444        534,642

                                         As of December 31, 2002
                                 ----------------------------------------
                                  Large-Cap  Multi-Season Pro Forma after
                                 Growth Fund Growth Fund  Reorganization
                                 ----------- ------------ ---------------
       Class K Shares
       Net Assets............... $     2,846 $43,672,027    $43,674,873
       Net asset value per share $      5.22 $     10.35    $     10.35
       Shares outstanding.......         545   4,219,559      4,219,834

                                         As of December 31, 2002
                                 ----------------------------------------
                                  Large-Cap  Multi-Season Pro Forma after
                                 Growth Fund Growth Fund  Reorganization
                                 ----------- ------------ ---------------
       Class Y Shares
       Net Assets............... $12,136,431 $63,773,911    $75,910,342
       Net asset value per share $      5.22 $     10.63    $     10.63
       Shares outstanding.......   2,322,784   6,001,601      7,143,746


               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

   The following discussion comparing investment objectives, policies and restrictions of the Large-Cap Growth Fund and the Multi-Season Growth Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions sections of the prospectuses of the Large-Cap Growth Fund and the Multi-Season Growth Fund each dated October 31, 2002, as supplemented February 13, 2003, with respect to all classes of shares.

Investment Objectives of Each Fund

   The investment objective of each Fund is to provide long-term capital appreciation. The investment objective of the Large-Cap Growth Fund may be changed by the Board without shareholder approval; however, shareholders would be notified of any such change. The investment objective of the Multi-Season Growth Fund is currently fundamental and cannot be changed without shareholder approval. However, shareholders of the Multi-Season Growth Fund are currently considering a proposal that, if approved, would make that Fund's investment objective non-fundamental. As a result, the Board of Directors of the Company would be able to change the Multi-Season Growth Fund's investment objective without having to seek further shareholder approval. Shareholders of the Multi-Season Growth Fund would be notified of any such change.

Primary Investments of Each Fund


   The Large-Cap Growth Fund and the Multi-Season Growth Fund are each diversified series of the Company. The goal of both the Large-Cap Growth Fund and the Multi-Season Growth Fund is to provide long-term capital appreciation. However, the Funds pursue this goal in slightly different ways. While both Funds invest principally in large-capitalization companies, the Funds define what constitutes a large-capitalization security differently. In addition, investments for the Multi-Season Growth Fund are selected using both growth and value factors, while investments for the Large-Cap Growth Fund are selected on the basis of their expected rate of growth. The principal investment strategies of the Funds are described in more detail below.


   The Large-Cap Growth Fund pursues its goal by investing primarily in equity securities that MCM believes are poised to grow faster than their peers. Under normal circumstances, the Large-Cap Growth Fund will invest at least 80% of its assets in equity securities of large-capitalization companies. Large-capitalization companies are those companies having a market capitalization within the range of companies included in the Russell 1000 Index. Based on the most recent data available at the printing of this Proxy Statement/Prospectus, such capitalizations were approximately $1.3 billion or greater.

   MCM seeks to maintain a diversified portfolio, selecting stocks from a variety of industries with faster revenue and earnings growth than other companies in those industries. Sector weightings are targeted to the weightings of the Russell 1000 Growth Index.

   The Multi-Season Growth Fund generally invests in equity securities of companies with market capitalizations over $1 billion. Its style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or a pure value approach over a complete market cycle.

   MCM chooses the Multi-Season Growth Fund's investments by reviewing the earnings growth of all publicly traded companies with greater than $1 billion market capitalizations over the past five years and invests in approximately 50 to 75 companies based on: (i) superior earnings growth; (ii) financial stability; (iii) relative market value; and (iv) price changes compared to the S&P 500(R).

   Neither Fund may purchase more than 10% of the outstanding voting securities of any issuer. Neither Fund may invest more than 25% of its total assets in any one industry provided that with respect to the Large-Cap Growth Fund, utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

   The Large-Cap Growth Fund may invest in foreign securities and engage in short-term trading of portfolio securities as part of its principal investment strategies. While Multi-Season Growth Fund may also invest in foreign securities and engage in short-term trading, they are not principal investment strategies of the Multi-Season Growth Fund. See "Comparison of Investment Objectives and Policies" below.

Portfolio Instruments and Practices


   Further information about each Fund's other investment strategies and risks is set forth below.



   Borrowing. Money may be borrowed from banks for emergency purposes or redemptions. Each Fund may borrow money in an amount up to 5% of its assets for temporary emergency purposes and in an amount up to 33 1/3% of its assets to meet redemptions. For each Fund, this is a fundamental policy which can be changed only by shareholders. Borrowings by a Fund may involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, a Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. If shareholders of the Multi-Season Growth Fund approve the proposed changes to that Fund's fundamental investment restrictions regarding borrowing, this will no longer be a fundamental investment restriction of the Multi-Season Growth Fund. However, the Multi-Season Growth Fund would continue to be subject to the limitations on borrowing imposed by the 1940 Act.


   Derivatives. A Fund may, but is not required to, purchase derivative instruments. Derivative instruments are financial contracts whose value is based on an underlying security, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options and forward currency exchange contracts. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). A Fund may, but is not required to, use derivatives for hedging purposes or for the purpose of remaining fully invested or maintaining liquidity. A Fund will not use derivatives for speculative purposes. There can be no assurance that a Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

   The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

   Foreign Securities. Each Fund may invest up to 25% of its total assets in foreign securities. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include indirect investments such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. EDRs and GDRs are receipts issued by European financial institutions. New York Registered Shares ("NYRs"), also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.

   Foreign securities involve special risks and costs. Investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. Direct investments in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

   Securities Lending. The Funds may lend securities on a short-term basis to qualified institutions. Securities lending may represent no more than 25% of the value of each Fund's total assets (including the loan on collateral). By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The main risk when lending Fund securities is that if the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money. Each Fund's securities lending percentage limitation is a fundamental investment restriction that may not be changed without a shareholder vote. However, if the shareholders of the Multi-Season Growth Fund approve a proposed change to that Fund's fundamental investment restrictions on lending, this restriction would no longer be a fundamental investment restriction of the Multi-Season Growth Fund and the percentage limitation would be increased to 33 1/3% and the risks associated with such activities would be correspondingly increased. However, the Multi-Season Growth Fund would continue to be subject to the limitations on lending imposed by the 1940 Act.


   Short-Term Trading. The Funds may engage in short-term trading of portfolio securities, including initial public offerings, which may result in increasing a Fund's turnover rates. The historical portfolio turnover rates for the Funds are shown in the Financial Highlights. See "Financial Highlights." A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which could detract from a Fund's performance.

   Temporary and Defensive Investing. Each Fund may invest in short-term obligations, pending investment, in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions. The Fund may invest all or a portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. A Fund may not achieve its investment objective when its asset are invested in short-term obligations.

   When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Purchasing or selling securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may change by the time they are actually issued or delivered. These transactions also involve the risk that the seller may fail to deliver the security or cash on the settlement date.

   Additional Investment Restrictions. In addition to the restrictions described above, each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of the outstanding securities (as defined in the 1940 Act) of that Fund. These restrictions are set forth in the Statement of Additional Information for each Fund. In this regard, shareholders of the Multi-Season Growth Fund are currently being asked to consider a series of proposals to change the fundamental investment restrictions of that Fund as follows:

   Borrowing

   The Multi-Season Growth Fund's fundamental investment restriction regarding borrowing, as stated above, has been proposed to be amended to permit the Fund to borrow to the full extent permitted by the 1940 Act. Therefore, no further board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds. While the Fund's current restrictions on borrowings comport with the current 1940 Act restrictions, if the amended fundamental investment restriction is adopted as proposed, the Fund would not need to seek shareholder approval to change the relative percentages of the Fund available for borrowing for temporary purposes, to meet redemption requests, etc. if such changes still conformed to the then-current 1940 Act provisions and interpretative guidance thereunder.

   Securities Lending


   If approved by shareholders, the amended fundamental investment restriction regarding the ability of the Multi-Season Growth Fund to make loans would permit the Fund to lend its portfolio securities representing up to 33 1/3% of its total assets. The Fund's current limit on securities lending is 25% of its total assets. To the extent that the Multi-Season Growth Fund would be permitted to lend up to the new maximum amount, it would be subject to a greater degree to the risks associated with securities lending. These risks include the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities; (ii) a delay in recovery of the securities, or (iii) loss of rights in the collateral should the borrower fail financially.


   Other Changes to Fundamental Investment Restrictions

   In addition to the changes on the restrictions regarding borrowing and securities lending, the shareholders of Multi-Season Growth Fund are being asked to eliminate the current fundamental investment restrictions of the Fund that prohibit it from (1) purchasing or selling interests in oil, gas or mineral exploration or development programs, (2) purchasing securities on margin or making short sales of securities, or (3) making investments for the purpose of exercising control or management over an issuer. Each of these investment restrictions was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of the National Securities Markets Improvement Act of 1996, which preempted many state securities provisions, these requirements are no longer required and may be eliminated from the Fund's investment restrictions. Nevertheless, there are no current expectations that the Multi-Season Growth Fund will engage in such activities, except that it may still engage, consistent with its investment policies, objectives and strategies, in the types of activities that are exceptions to its current fundamental investment restriction on margin accounts and selling securities short, such as the use of short-term credits necessary for the clearance of purchases and sales of portfolio securities.

Risk Factors

   Both the Large-Cap Growth Fund and the Multi-Season Growth Fund are subject to the following principal investment risks:

   Stock Market Risk. The value of equity securities in which the Funds invest may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles. In addition, the value of the Funds' investments may decline if the particular companies the Funds invest in do not perform well.


   Growth Investing Risk. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the advisor regardless of movements in the securities markets.


   In addition, Large-Cap Growth Fund is subject to the following principal investment risks that may also be risks of investment strategies used by the Multi-Season Growth Fund, although they are not principal investment risks of the Multi-Season Growth Fund:

   Foreign Securities Risk. Investments by the Funds in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

   Short-Term Trading Risk. Short-term trading may result in increased portfolio turnover. A high portfolio turnover rate (100% or more) could produce trading costs and taxable distributions, which could detract from a Fund's performance.

           [THE REST OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                           AND FINANCIAL HIGHLIGHTS

Management's Discussion of Fund Performance

The Stock Market

   The S&P 500 Index generated a return of -17.99% for the year ending June 30, 2002. The weakness in the Index occurred primarily in the third quarter of 2001, which included the September 11 terrorist attacks, and the second quarter of 2002, which was marked by a wave of accounting scandals. Performance was quite mixed across the various sectors and size segments of the stock market. The only two sectors of the S&P 500 universe to earn a positive return for the 12-month period were consumer staples and materials. The weakest sectors were telecommunications services, utilities and information technology. Size was inversely related to performance, with the S&P SmallCap 600 Index generating a 0.27% return for the fiscal year, while the S&P MidCap 400 had a -4.72% return.


   For the year ending June 30, international stock market indices outperformed the S&P 500 Index. The Morgan Stanley EAFE Index (Europe, Asia and the Far
East) had a return of -9.21% while the FTSE World Ex-U.S. had a return of -8.47%. The more aggressive Morgan Stanley Emerging Markets Free Index earned a positive return of 1.31%.


   As the Funds' fiscal year ended, investor confidence was still badly bruised by the reports of corporate accounting fraud. As economic growth slowed during the past few years, some companies tried to increase reported earnings through questionable or downright fraudulent, accounting practices. The SEC has announced that it will require chief executives and chief financial officers at the 1,000 largest companies to formally certify that their books are accurate. Both the SEC and Congress are considering additional regulation and changes to accounting rules. The result will undoubtedly be increasingly standardized accounting and a greater awareness by senior management as to how financial results are derived and what is reported. Through all of this, it is important to keep in mind that these scandals, as offensive as they are, are limited to a handful of the more than 10,000 publicly traded companies in the U.S. The short-term pain, as significant as it is, should lead to longer-term gain in the form of improved accounting disclosures and greater standardization and transparency of reported earnings.


   The performance data contained in the following commentary is based on the Class Y shares. Other classes of shares have different sales charges and expenses that lower performance. The returns for the Funds do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Please note that in some of the following commentary, the Funds are compared to various stock market indices. It is important to remember that the returns for the Funds are reported after the deduction of all expenses. Since the market indices are not actual funds, there are no expenses netted against their returns. Please note that you cannot invest directly in an index.


MUNDER LARGE-CAP GROWTH FUND


Fund Manager: The Munder Large-Cap Growth Fund Team

   For the year ending June 30, 2002, the Fund exhibited a return of -29.88% relative to the -26.49% return for the Russell 1000 Growth Index and the -25.56% average return for the Lipper universe of large-cap growth mutual funds. The relative underperformance of the Fund was largely due to the weak relative returns of holdings in the information technology sector of the Fund. The biggest detractors from performance within this sector were Amdocs and Sonus Networks, both of which subtracted over one percentage point from the Fund's return for the year. Other technology holdings with weak relative returns included Micromuse, Check Point Software Technology and Comverse Technology.

   In contrast to the information technology sector, stock selection was positive in most of the other sectors of the Fund, including healthcare, consumer discretionary, financials and consumer staples. In the healthcare sector, where holdings added close to 1.75 percentage points to returns, strong relative performers included Health Management Associates, Express Scripts, Aviron and Community Health Systems. The lack of position in Bristol-Myers Squibb also contributed positively to returns.

   For the large-cap growth sector of the stock market, the year ending June 30 continues the string of negative quarters that began in the second quarter of 2000 when large, growth stocks began to underperform. Despite this period of weak relative performance, we are positive towards the large-cap growth asset class and believe these stocks are likely to receive among the largest benefit as the economy turns around. Unfortunately, we have not yet been through a full investment cycle since the inception of this Fund. We are confident that when the environment is once again favorable toward growth stocks, our philosophy of buying companies with faster earnings growth, faster revenue growth and strong balance sheets will pay off for our shareholders.

MUNDER MULTI-SEASON GROWTH FUND

Fund Manager: The Munder Multi-Season Growth Fund Team

   The Fund generated a return of -21.41% for the year ending June 30, 2002. This compares to the -17.99% return for the S&P 500 Index and the -18.67% median return for the Lipper universe of large-cap core mutual funds.

   The Fund lagged its S&P 500 benchmark for the year ending June 30. Relative strength in the consumer discretionary, healthcare and telecommunications services sectors was more offset by weak relative returns in the industrials, information technology, utilities and consumer staples sectors of the Fund.

   The best relative returns in the consumer discretionary sector came from Wendy's, Darden Restaurants, Family Dollar Stores and Lowe's. In the healthcare and telecommunications sectors, performance was driven largely by the Fund's avoidance of many of the problem names in these sectors, such as Biomet and Bristol-Meyers Squibb (healthcare) and WorldCom and AT&T Wireless (telecommunications services).

   Tyco International, which was sold in June, was largely responsible for the Fund's weak performance in the industrials sector of the Fund. In the information technology sector, Amdocs (a provider of software and products and services to communication companies) subtracted close to one percentage point of performance from the Fund's return. An overweight in Safeway, which lowered earnings guidance during the quarter, was one of the key detractors from relative returns in the consumer staples sector. Performance in that sector was also held back by an underweight in PepsiCo.


   The following graphs represent the performance of each Fund since the inception of its oldest class of shares through June 30, 2002. This includes a period of time prior to February 1, 1995 when the Multi-Season Growth Fund was managed by MCM's predecessor. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Large-Cap Growth Fund


                             CLASS Y SHARE HYPOTHETICAL


     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                                    [CHART]

                  Class Y    Russell 1000      Lipper Large Cap Growth
                             Growth Index#          Fund Average**
11/11/1998      $10,000.00    $10,000.00             $10,000.00
                 10,380.00     10,760.70              10,677.00
                 11,138.80     11,731.30              11,756.40
                 11,618.90     12,419.90              12,481.80
                 11,198.30     11,852.30              11,966.30
                 11,638.30     12,477.00              12,662.80
                 11,879.30     12,493.20              12,759.00
                 11,698.70     12,109.70              12,362.20
6/30/1999        12,449.80     12,957.30              13,236.20
                 12,088.70     12,545.30              12,853.70
                 11,707.90     12,749.80              12,867.80
                 11,489.00     12,482.00              12,745.60
                 12,079.50     13,424.40              13,633.90
                 12,208.80     14,148.00              14,385.20
                 13,003.50     15,619.40              16,108.50
                 12,713.60     14,886.80              15,488.30
                 13,862.90     15,614.80              16,575.60
                 14,797.20     16,732.80              17,454.10
                 14,227.50     15,936.30              16,424.30
                 13,637.10     15,133.20              15,463.50
6/30/2000        14,903.70     16,280.20              16,601.60
                 14,624.60     15,601.40              16,287.80
                 16,052.70     17,013.30              17,740.70
                 14,914.50     15,403.80              16,534.30
                 14,310.30     14,675.20              15,707.60
                 12,464.20     12,512.10              13,649.90
                 12,053.20     12,116.70              13,639.00
                 12,689.40     12,954.00              14,023.60
                 10,537.90     10,754.40              11,967.80
                  9,057.24      9,584.31              10,783.00
                 10,271.80     10,796.70              11,895.80
                 10,156.10     10,638.00              11,782.80
6/30/2001         9,947.93     10,391.20              11,422.20
                  9,508.30     10,131.20              11,031.40
                  8,721.96      9,302.49              10,134.50
                  7,912.56      8,374.10               9,108.90
                  8,317.69      8,813.74               9,474.17
                  9,023.03      9,660.74              10,351.50
                  8,999.57      9,642.39              10,384.60
                  8,906.87      9,471.72              10,151.00
                  8,351.97      9,078.64               9,698.22
                  8,745.35      9,392.76              10,100.70
                  8,074.58      8,626.31               9,400.72
                  7,681.35      8,417.56               9,199.54
6/30/2002         6,975.43      7,638.93               8,444.26


                    GROWTH OF A $10,000 INVESTMENT                AVERAGE ANNUAL TOTAL RETURNS
                                              Lipper
                                   Russell Large Cap
                                      1000    Growth                       One     Since        Since
Class and             With Without  Growth     Funds       One Year       Year Inception    Inception
Inception Date        Load    Load  Index# Average**         W/Load W/Out load    W/Load   W/Out Load
--------------    ------   ------- ------- --------- -   --------   ---------- ---------  ----------
Class A--6/30/00  $4,421*   $4,679  $4,692    $5,086     (33.88)%*    (30.05)%  (33.47)%*   (31.56)%
Class B--7/11/00  $4,337+   $4,518  $4,692    $5,086     (34.03)%+    (30.56)%  (34.42)%+   (33.15)%
Class II--7/10/00 $4,472*+  $4,517  $4,692    $5,086     (32.05)%*+   (30.63)%  (33.78)%*   (33.13)%
Class K--4/30/02     N/A    $8,739  $8,855    $8,983          N/A          N/A       N/A    (12.61)%***
Class Y--11/11/98    N/A    $6,975  $7,639    $8,444          N/A     (29.88)%       N/A     (9.43)%



--------
* Reflects the deduction of the maximum sales charge of 5.50% for Class A shares or 1.00% for Class II shares, if applicable.

+ Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.


# The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies (the largest 1,000 U.S. publicly-traded securities) with higher price-to-book ratios and higher forecasted growth rates. Index since inception comparative returns for Class A, Class B, Class II, Class K and Class Y shares of the Large-Cap Growth
   Fund are as of 6/30/00, 6/30/00, 6/30/00, 4/30/02 and 10/31/98, respectively.


** The Lipper Large Cap Growth Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class II, Class K and Class Y shares of the Large-Cap Growth Fund are as of 6/30/00, 6/30/00, 6/30/00, 4/30/02 and 10/31/98, respectively.


*** The return for Class K shares is an aggregate non-annualized return.

Multi-Season Growth Fund


                             CLASS B SHARE HYPOTHETICAL


     A Hypothetical Illustration of a $10,000 Initial Investment--Class B



                                    [CHART]

             Class B      S&P 500#   Lipper Large Cap Core
                                        Funds Average**
4/29/1993  $10,000.00   $10,000.00       $10,000.00
            10,030.00    10,000.00        10,000.00
            10,060.00    10,266.80        10,269.00
6/30/1993   10,160.00    10,296.80        10,291.60
            10,110.00    10,255.30        10,258.70
            10,340.00    10,643.60        10,646.40
            10,430.00    10,562.00        10,657.10
            10,390.00    10,780.30        10,823.30
            10,310.00    10,677.60        10,666.40
            10,650.00    10,806.70        10,911.70
            10,930.00    11,173.70        11,258.70
            10,800.00    10,870.60        11,052.70
            10,320.00    10,397.60        10,573.00
            10,350.00    10,530.80        10,671.30
6/30/1994   10,360.00    10,702.90        10,750.30
            10,010.00    10,441.00        10,456.80
            10,170.00    10,783.60        10,761.10
            10,670.00    11,224.70        11,187.20
            10,430.00    10,950.50        10,931.00
            10,550.00    11,196.10        11,100.50
            10,140.00    10,788.90        10,696.40
            10,308.00    10,948.60        10,818.40
            10,509.00    11,232.40        10,982.80
            10,920.00    11,669.70        11,399.00
            11,161.00    12,013.50        11,709.10
            11,241.00    12,367.00        11,981.90
            11,583.00    12,860.50        12,359.40
6/30/1995   11,894.00    13,158.70        12,730.10
            12,295.00    13,594.90        13,194.80
            12,255.00    13,628.80        13,229.10
            12,777.00    14,203.70        13,677.60
            12,787.00    14,152.90        13,575.00
            13,510.00    14,773.50        14,126.10
            13,523.00    15,058.10        14,284.30
            14,082.00    15,570.00        14,698.60
            14,279.00    15,714.80        14,929.40
            14,361.00    15,866.10        15,074.20
            14,579.00    16,099.80        15,328.90
            14,848.00    16,514.30        15,672.30
6/30/1996   15,065.00    16,577.30        15,637.80
            14,444.00    15,845.30        14,941.90
            14,827.00    16,180.00        15,333.40
            15,851.00    17,089.90        16,158.30
            15,986.00    17,561.00        16,460.50
            16,948.00    18,887.30        17,571.60
            16,421.00    18,513.10        17,272.90
            17,019.00    19,669.10        18,159.00
            17,008.00    19,823.50        18,153.50
            16,279.00    19,010.50        17,418.30
            17,073.00    20,144.40        18,273.50
            18,313.00    21,376.00        19,402.80
6/30/1997   19,074.00    22,326.00        20,186.70
            20,520.40    24,103.20        21,777.40
            19,508.70    22,753.40        20,825.80
            20,650.00    24,000.30        21,883.70
            20,127.50    23,198.70        21,135.30
            20,584.40    24,272.80        21,820.10
            21,214.30    24,690.20        22,184.50
            20,974.60    24,964.30        22,339.80
            22,826.70    26,764.20        23,968.30
            23,844.70    28,134.60        25,030.10
            23,811.30    24,818.70        25,282.90
            23,101.80    27,929.90        24,741.90
6/30/1998   23,574.30    29,063.90        25,575.70
            23,023.20    28,755.80        25,140.90
            19,134.60    24,597.70        21,352.20
            20,278.90    26,174.40        22,577.80
            21,811.90    28,302.40        24,318.50
            22,771.70    30,017.50        25,741.20
            24,249.60    31,746.50        27,368.00
            24,746.70    33,073.50        28,287.50
            23,801.30    32,045.00        27,368.20
            24,808.10    33,326.80        28,421.90
            25,341.50    34,616.50        29,436.50
6/30/1999   24,609.20    33,799.60        28,786.00
            26,198.90    35,675.40        30,352.00
            25,415.60    34,562.40        29,477.80
            24,607.30    34,389.50        29,138.80
            24,373.60    33,447.30        28,390.00
            25,143.80    35,564.50        30,082.00
            25,355.00    36,286.40        30,767.90
            25,527.40    38,423.70        32,663.20
            23,503.10    36,494.80        31,216.20
            23,007.20    35,805.10        31,097.60
            25,018.00    39,306.80        33,803.10
            24,622.70    38,123.70        32,775.40
            23,960.30    37,342.10        32,028.20
6/30/2000   26,063.10    38,264.50        32,908.90
            25,689.20    37,666.40        32,415.30
            27,625.30    40,005.90        34,545.00
            26,050.30    37,894.00        32,824.70
            26,251.40    37,733.70        32,568.60
            24,413.20    34,758.80        30,008.70
            24,729.30    34,928.70        30,401.80
            24,850.80    36,168.00        31,061.60
            22,846.90    32,870.20        28,390.30
            21,101.20    30,787.90        26,530.70
            22,652.70    33,180.40        28,525.80
            22,920.70    33,402.70        28,662.70
6/30/2001   22,060.30    32,589.70        27,840.10
            21,615.90    32,270.60        27,433.50
            20,247.60    30,250.50        25,773.80
            18,690.50    27,806.20        23,704.20
            19,249.40    28,337.30        24,206.70
            20,604.50    30,510.80        25,959.30
            20,860.00    30,779.30        26,198.10
            20,317.70    30,329.90        25,708.20
            19,903.20    29,744.60        25,181.20
            20,573.90    30,863.00        26,117.90
            19,123.50    28,992.70        24,639.60
            18,773.50    28,778.10        24,400.60
6/30/2002   17,162.70    26,729.10        22,624.30



                             CLASS Y SHARE HYPOTHETICAL


     A Hypothetical Illustration of a $10,000 Initial Investment--Class Y


                                    [CHART]

                                                          LIPPER LARGE CAP CORE
                     CLASS Y              S&P 500#           FUNDS AVERAGE**
                     -------              --------        ---------------------
8/16/93            $10000.00             $10000.00             $10000.00
                    10147.00              10000.00              10000.00
                    10235.00               9923.31              10010.00
                    10167.00              10128.40              10166.20
                    10098.00              10031.90              10018.80
                    10490.00              10153.20              10249.20
                    10765.00              10498.00              10575.10
                    10647.00              10213.20              10381.60
                    10196.00               9768.82               9931.02
                    10235.00               9893.97              10023.40
                    10245.00              10055.70              10097.50
6/30/94              9912.00               9809.64               9821.89
                    10088.00              10131.50              10107.70
                    10588.00              10546.00              10508.00
                    10363.00              10288.30              10267.30
                    10480.00              10519.10              10426.50
                    10078.00              10136.50              10047.00
                    10263.00              10286.50              10161.50
                    10469.00              10553.10              10315.90
                    10883.00              10964.00              10706.90
                    11138.00              11287.00              10998.20
                    11227.00              11619.10              11254.40
                    11581.00              12082.80              11608.90
6/30/95             11906.00              12363.00              11957.20
                    12309.00              12772.80              12393.60
                    12290.00              12804.60              12425.80
                    12821.00              13344.70              12847.10
                    12831.00              13297.00              12750.70
                    13579.00              13880.10              13268.40
                    13607.00              14147.50              13417.00
                    14177.00              14628.40              13806.10
                    14380.00              14764.50              14022.90
                    14478.00              14906.70              14158.90
                    14712.00              15126.20              14398.20
                    14998.00              15515.70              14720.70
6/30/96             15222.00              15574.80              14688.30
                    14621.00              14887.10              14034.70
                    15018.00              15201.60              14402.40
                    16057.00              16056.40              15177.20
                    16210.00              16499.10              15461.00
                    17200.00              17745.10              16504.70
                    16680.00              17393.60              16224.10
                    17302.00              18479.70              17056.40
                    17312.00              18624.70              17051.30
                    16573.00              17860.90              16360.70
                    17398.00              18926.20              17164.00
                    18674.00              20083.30              18224.70
6/30/97             19478.00              20976.00              18961.00
                    20968.10              22645.70              20455.10
                    19959.50              21377.50              19561.30
                    21139.10              22549.00              20555.00
                    20625.40              21795.90              19852.00
                    21097.80              22805.00              20495.20
                    21766.60              23197.30              20837.50
                    21540.20              23454.80              20983.30
                    23455.10              25145.90              22513.00
                    24524.70              26433.30              23510.30
                    24502.60              26700.30              23747.80
                    23792.00              26241.10              23239.60
6/30/98             24401.10              27306.40              24022.80
                    23760.70              27017.00              23614.40
                    19761.80              23110.30              20055.70
                    20955.40              24591.70              21206.90
                    22566.90              26591.00              22841.90
                    23575.60              28202.40              24178.20
                    25112.80              29826.90              25706.20
                    25650.20              31073.70              26570.00
                    24685.70              30107.30              25706.40
                    25747.20              31311.60              26696.20
                    26321.40              32523.30              27649.20
                    25589.70              31755.80              27038.20
6/30/99             27260.70              33518.20              28509.00
                    26467.40              32472.40              27688.00
                    25649.50              32310.10              27369.60
                    25418.70              31424.80              26666.20
                    26249.90              33414.00              28255.50
                    26483.50              34092.30              28899.70
                    28011.60              36100.30              30679.90
                    25818.30              34288.10              29320.80
                    25296.80              33640.00              29209.40
                    27530.50              36930.00              31750.60
                    27112.00              35818.40              30785.40
                    26420.60              35084.10              30083.50
6/30/00             27396.30              35950.70              30910.80
                    27030.70              35388.80              30447.10
                    29093.90              37586.80              32447.50
                    27592.30              35602.60              30831.60
                    27843.60              35452.00              30591.10
                    25902.70              32657.00              28186.60
                    26266.80              32816.60              28555.90
                    26399.00              33981.00              29175.60
                    24298.20              30882.60              26666.40
                    22476.60              28926.20              24919.80
                    24121.90              31174.00              26793.80
                    24430.40              31382.90              26922.40
6/30/01             23504.90              30619.00              26149.70
                    23048.00              30318.90              25768.20
                    21607.50              28421.00              24209.20
                    19956.70              26124.60              22265.20
                    20569.40              26623.50              22737.30
                    22040.10              28665.60              24383.40
                    22315.60              28917.80              24607.80
                    21764.40              28495.60              24147.60
                    21335.60              27945.70              23652.60
                    22071.70              28996.40              24532.40
                    20539.90              27239.20              23143.90
                    20186.70              27037.70              22919.40
6/30/02             18470.80              25112.60              21250.90



                   GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
                                             Lipper
                                          Large Cap                                                            Since
                                               Core               One Year            Five Year     Since  Inception
Class and            With Without     S&P     Funds      One Year    W/Out Five Year      W/Out Inception      W/Out
Inception Date       Load    Load 500(R)# Average**        W/Load     Load    W/Load       Load    W/Load       Load
--------------   -------  ------- ------- --------- -   --------  -------- ---------  --------- ---------  ---------
Class A--8/4/93  $17,049* $18,039 $26,059   $22,054     (26.03)%* (21.72)%   (2.48)%*   (1.36)%     6.17%*     6.85%
Class B--4/29/93     N/A  $17,163 $26,729   $22,624     (25.92)%+ (22.21)%   (2.40)%+   (2.13)%       N/A      6.13%
Class C--9/20/93     N/A  $16,921 $25,304   $21,230     (22.97)%+ (22.23)%       N/A    (2.02)%       N/A      6.17%
Class K--6/23/95     N/A  $15,021 $20,313   $17,772          N/A  (21.63)%       N/A    (1.29)%       N/A      5.96%
Class Y--8/16/93     N/A  $18,471 $25,113   $21,250          N/A  (21.41)%       N/A    (1.06)%       N/A      7.16%

--------
* Reflects the deduction of the maximum sales charge of 5.50% for Class A shares.

+ Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.


# The S&P 500(R) Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception comparative returns for Class A, Class B, Class C, Class K and Class Y shares of the Multi-Season Growth Fund are as of 7/31/93, 4/30/93, 9/30/93, 6/30/95 and 8/31/93, respectively.


** The Lipper Large Cap Core Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C, Class K and Class Y shares of the Multi-Season Growth Fund are as of 7/31/93, 4/30/93, 9/30/93, 6/30/95 and 8/31/93, respectively.

Financial Highlights


   The financial highlights tables are intended to help you understand each Fund's financial performance of the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). For periods ending on June 30, this information has been audited by Ernst & Young LLP, independent auditors, whose report along with each Fund's financial statements, are included in the annual reports of the Funds, and are incorporated by reference into the Statement of Additional Information. The information for the period ended December 31, 2002 has not been audited and is included in the semi-annual reports of the Funds and is also incorporated by reference into the Statement of Additional Information. You may obtain the annual reports, semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789 or visiting the website at www.munder.com.



                                        Period                                 Period
LARGE-CAP                                Ended          Year      Period        Ended          Year      Period
GROWTH FUND(a)                        12/31/02(c)      Ended       Ended     12/31/02(c)      Ended       Ended
(CLASS A AND                          (Unaudited)    6/30/02(c)   6/30/01    (Unaudited)    6/30/02(c)   6/30/01
CLASS B)                                Class A       Class A     Class A      Class B       Class B     Class B
--------------                        -----------    ---------- -------      -----------    ---------- -------
Net asset value, beginning of period    $  6.02       $  8.62   $ 13.88        $  5.92       $  8.54   $ 14.14
                                        -------       -------   -------        -------       -------   -------
Loss from investment operations:
Net investment loss..................     (0.03)        (0.07)    (0.09)         (0.05)        (0.12)    (0.09)
Net realized and unrealized loss on
 investments.........................     (0.78)        (2.53)    (4.24)         (0.76)        (2.50)    (4.58)
                                        -------       -------   -------        -------       -------   -------
Total from investment operations.....     (0.81)        (2.60)    (4.33)         (0.81)        (2.62)    (4.67)
                                        -------       -------   -------        -------       -------   -------
Less distributions:
Distributions from net realized gains        --            --     (0.50)            --            --     (0.50)
Distributions in excess of net
 realized gains......................        --            --     (0.43)            --            --     (0.43)
                                        -------       -------   -------        -------       -------   -------
Total distributions..................        --            --     (0.93)            --            --     (0.93)
                                        -------       -------   -------        -------       -------   -------
Net asset value, end of period.......   $  5.21       $  6.02   $  8.62        $  5.11       $  5.92   $  8.54
                                        =======       =======   =======        =======       =======   =======
Total return(b)......................    (13.60)%      (30.05)%  (33.11)%       (13.83)%      (30.56)%  (34.93)%
                                        =======       =======   =======        =======       =======   =======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)    $ 1,822       $ 2,017   $ 1,274        $ 3,128       $ 4,163   $ 1,921
Ratio of operating expenses to
 average net assets..................      1.81%(d)      1.59%     1.46%(d)       2.56%(d)      2.34%     2.21%(d)
Ratio of net investment loss to
 average net assets..................     (1.01)%(d)    (0.91)%   (0.80)%(d)     (1.76)%(d)    (1.66)%   (1.55)%(d)
Portfolio turnover rate..............        23%           69%       76%            23%           69%       76%
Ratio of operating expenses to
 average net assets without
 expense waivers.....................      1.83%(d)      1.60%     1.46%(d)       2.58%(d)      2.35%     2.21%(d)

--------
(a) The Munder Large-Cap Growth Fund Class A Shares and Class B Shares commenced operations on July 3, 2000 and July 11, 2000, respectively.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.
(d) Annualized.

                                                            Period
                                                             Ended          Year       Period
                                                          12/31/02(c)      Ended       Ended
LARGE-CAP GROWTH FUND(a)                                  (Unaudited)    6/30/02(c)   6/30/01
(CLASS II)                                                 Class II       Class II    Class II
------------------------                                  -----------    ---------- --------
Net asset value, beginning of period.....................   $  5.91       $  8.52   $ 14.10
                                                            -------       -------   -------
Loss from investment operations:
Net investment loss......................................     (0.05)        (0.12)    (0.10)
Net realized and unrealized loss on investments..........     (0.77)        (2.49)    (4.55)
                                                            -------       -------   -------
Total from investment operations.........................     (0.82)        (2.61)    (4.65)
                                                            -------       -------   -------
Less distributions:
Distributions from net realized gains....................        --            --     (0.50)
Distributions in excess of net realized gains............        --            --     (0.43)
                                                            -------       -------   -------
Total distributions......................................        --            --     (0.93)
                                                            -------       -------   -------
Net asset value, end of period...........................   $  5.09       $  5.91   $  8.52
                                                            =======       =======   =======
Total return(b)..........................................    (13.87)%      (30.63)%  (34.89)%
                                                            =======       =======   =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).....................   $ 2,002       $ 7,983   $ 2,048
Ratio of operating expenses to average net assets........      2.56%(d)      2.34%     2.21%(d)
Ratio of net investment loss to average net assets.......     (1.76)%(d)    (1.66)%   (1.55)%(d)
Portfolio turnover rate..................................        23%           69%       76%
Ratio of operating expenses to average net assets without
 expense waivers.........................................      2.58%(d)      2.35%     2.21%(d)

--------
(a) The Munder Large-Cap Growth Fund Class II Shares commenced operations on July 10, 2000.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.
(d) Annualized.

                                                                    Period
                                                                     Ended          Period
                                                                  12/31/02(c)       Ended
LARGE-CAP GROWTH FUND(a)                                          (Unaudited)     6/30/02(c)
(CLASS K)                                                           Class K        Class K
------------------------                                          -----------    ----------
Net asset value, beginning of period.............................   $  6.03       $  6.90
                                                                    -------       -------
Loss from investment operations:
Net investment loss..............................................     (0.03)        (0.01)
Net realized and unrealized loss on investments..................     (0.78)        (0.86)
                                                                    -------       -------
Total from investment operations.................................     (0.81)        (0.87)
                                                                    -------       -------
Net asset value, end of period...................................   $  5.22       $  6.03
                                                                    =======       =======
Total return(b)..................................................    (13.43)%      (12.61)%
                                                                    =======       =======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's).............................   $     3       $     3
Ratio of operating expenses to average net assets................      1.81%(d)      1.59%(d)
Ratio of net investment loss to average net assets...............     (1.01)%(d)    (0.91)%(d)
Portfolio turnover rate..........................................        23%           69%
Ratio of operating expenses to average net assets without expense
 waivers.........................................................      1.83%(d)      1.60%(d)

--------
(a) The Munder Large-Cap Growth Fund Class K Shares commenced operations on April 30, 2002.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.
(d) Annualized.

                                             Period
                                              Ended          Year      Year      Year      Period
                                           12/31/02(c)      Ended      Ended     Ended      Ended
LARGE-CAP GROWTH FUND(a)                   (Unaudited)    6/30/02(c)  6/30/01   6/30/00    6/30/99
(CLASS Y)                                    Class Y       Class Y    Class Y   Class Y    Class Y
------------------------                   -----------    ---------- -------   -------   -------
Net asset value, beginning of period......   $  6.04       $  8.60   $ 13.88   $ 12.43   $ 10.00
                                             -------       -------   -------   -------   -------
Income/(Loss) from investment
 operations:
Net investment loss.......................     (0.02)        (0.05)    (0.04)    (0.05)    (0.02)
Net realized and unrealized gain/(loss) on
 investments..............................     (0.80)        (2.51)    (4.31)     2.27      2.47
                                             -------       -------   -------   -------   -------
Total from investment operations..........     (0.82)        (2.56)    (4.35)     2.22      2.45
                                             -------       -------   -------   -------   -------
Less distributions:
Distributions in excess of net investment
 income...................................        --            --        --        --     (0.02)
Distributions from net realized gains.....        --            --     (0.50)       --        --
Distributions in excess of net realized
 gains....................................        --            --     (0.43)    (0.77)       --
                                             -------       -------   -------   -------   -------
Total distributions.......................        --            --     (0.93)    (0.77)    (0.02)
                                             -------       -------   -------   -------   -------
Net asset value, end of period............   $  5.22       $  6.04   $  8.60   $ 13.88   $ 12.43
                                             =======       =======   =======   =======   =======
Total return(b)...........................    (13.43)%      (29.88)%  (33.25)%   19.71%    24.50%
                                             =======       =======   =======   =======   =======
Ratios to average net assets/
 supplemental data:
Net assets, end of period (in 000's)......   $12,136       $13,368   $14,451   $13,247   $13,011
Ratio of operating expenses to average
 net assets...............................      1.56%(d)      1.34%     1.21%     1.16%     1.65%(d)
Ratio of net investment loss to average
 net assets...............................     (0.76)%(d)    (0.66)%   (0.55)%   (0.40)%   (0.33)%(d)
Portfolio turnover rate...................        23%           69%       76%      130%      107%
Ratio of operating expenses to average
 net assets without expense waivers.......      1.58%(d)      1.35%     1.21%     1.16%     1.65%(d)

--------

(a) The Munder Large-Cap Growth Fund Class Y Shares commenced operations on November 11, 1998.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.
(d) Annualized.

                                  Period
                                   Ended          Year         Year       Year      Year       Year
MULTI-SEASON GROWTH             12/31/02(c)      Ended        Ended      Ended      Ended     Ended
FUND(a)                         (Unaudited)    6/30/02(c)   6/30/01(c) 6/30/00(c)  6/30/99  6/30/98(c)
(CLASS A)                         Class A       Class A      Class A    Class A    Class A   Class A
-------------------             -----------    ----------   ---------- ---------- -------   ----------
Net asset value, beginning of
 period........................   $ 11.72       $ 15.64      $ 20.63    $ 22.05   $ 21.46    $ 18.02
                                  -------       -------      -------    -------   -------    -------
Income/(Loss) from
 investment operations:
Net investment loss............      0.00(d)      (0.03)       (0.06)     (0.03)    (0.03)      0.00(d)
Net realized and unrealized
 gain/(loss) on investments....     (1.40)        (3.34)       (2.64)     (0.02)     2.20       4.37
                                  -------       -------      -------    -------   -------    -------
Total from investment
 operations....................     (1.40)        (3.37)       (2.70)     (0.05)     2.17       4.37
                                  -------       -------      -------    -------   -------    -------
Less distributions:
Dividends from net investment
 income........................        --            --           --         --        --      (0.01)
Distributions from net realized
 gains.........................        --         (0.55)       (2.29)     (1.37)    (1.58)     (0.92)
Distributions from capital.....        --         (0.00)(d)       --         --        --         --
                                  -------       -------      -------    -------   -------    -------
Total distributions............        --         (0.55)       (2.29)     (1.37)    (1.58)     (0.93)
                                  -------       -------      -------    -------   -------    -------
Net asset value, end of period.   $ 10.32       $ 11.72      $ 15.64    $ 20.63   $ 22.05    $ 21.46
                                  =======       =======      =======    =======   =======    =======
Total return (b)...............    (11.95)%      (21.72)%     (14.51)%     0.22%    11.34%     25.02%
                                  =======       =======      =======    =======   =======    =======
Ratios to average net assets/
 supplemental data:
Net assets, end of period
 (in 000's)....................   $25,772       $32,255      $48,009    $65,569   $49,602    $32,311
Ratio of operating expenses to
 average net assets............      1.32%(f)      1.21%        1.21%      1.24%     1.22%      1.21%
Ratio of net investment income/
 (loss) to average net assets..     (0.08)%(f)    (0.19)%      (0.30)%    (0.14)%   (0.14)%     0.00%(e)
Portfolio turnover rate........        34%           20%          38%        44%       53%        34%
Ratio of operating expenses to
 average net assets without
 expense waivers and/or
 reimbursements................      1.32%(f)      1.21%        1.42%      1.42%     1.38%      1.39%

--------
(a) The Munder Multi-Season Growth Fund Class A Shares commenced operations on August 4, 1993.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.
(d) Amount represents less than $0.01 per share.
(e) Amount represents less than 0.01%

(f) Annualized.

                                    Period
                                     Ended          Year         Year       Year      Year       Year
MULTI-SEASON GROWTH               12/31/02(c)      Ended        Ended      Ended      Ended     Ended
FUND(a)                           (Unaudited)    6/30/02(c)   6/30/01(c) 6/30/00(c)  6/30/99  6/30/98(c)
(CLASS B)                           Class B       Class B      Class B    Class B    Class B   Class B
-------------------               -----------    ----------   ---------- ---------- -------   ----------
Net asset value, beginning of
 period..........................   $ 10.75       $ 14.50      $ 19.52    $ 21.09   $ 20.70    $  17.54
                                    -------       -------      -------    -------   -------    --------
Income/(Loss) from investment
 operations:
Net investment loss..............     (0.04)        (0.12)       (0.18)     (0.17)    (0.18)      (0.14)
Net realized and unrealized gain/
 (loss) on investments...........     (1.27)        (3.08)       (2.55)     (0.03)     2.15        4.22
                                    -------       -------      -------    -------   -------    --------
Total from investment
 operations......................     (1.31)        (3.20)       (2.73)     (0.20)     1.97        4.08
                                    -------       -------      -------    -------   -------    --------
Less distributions:
Distributions from net realized
 gains...........................        --         (0.55)       (2.29)     (1.37)    (1.58)      (0.92)
Distributions from capital.......        --         (0.00)(d)       --         --        --          --
                                    -------       -------      -------    -------   -------    --------
Total distributions..............        --         (0.55)       (2.29)     (1.37)    (1.58)      (0.92)
                                    -------       -------      -------    -------   -------    --------
Net asset value, end of period...   $  9.44       $ 10.75      $ 14.50    $ 19.52   $ 21.09    $  20.70
                                    =======       =======      =======    =======   =======    ========
Total return (b).................    (12.27)%      (22.21)%     (15.54)%    (0.51)%   10.66%      24.12%
                                    =======       =======      =======    =======   =======    ========
Ratios to average net assets/
 supplemental data:
Net assets, end of period
 (in 000's)......................   $ 8,820       $12,602      $25,574    $36,433   $99,696    $102,700
Ratio of operating expenses to
 average net assets..............      2.07%(e)      1.96%        1.96%      1.99%     1.97%       1.96%
Ratio of net investment loss to
 average net assets..............     (0.83)%(e)    (0.94)%      (1.05)%    (0.89)%   (0.83)%     (0.75)%
Portfolio turnover rate..........        34%           20%          38%        44%       53%         34%
Ratio of operating expenses to
 average net assets without
 expense waivers and/or
 reimbursements..................      2.07%(e)      1.96%        2.17%      2.17%     2.14%       2.14%

--------
(a) The Munder Multi-Season Growth Fund Class B Shares commenced operations on April 29, 1993.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.
(d) Amount represents less than $0.01 per share.

(e) Annualized.

                                    Period
                                     Ended          Year         Year       Year      Year       Year
MULTI-SEASON GROWTH               12/31/02(c)      Ended        Ended      Ended      Ended     Ended
FUND(a)                           (Unaudited)    6/30/02(c)   6/30/01(c) 6/30/00(c)  6/30/99  6/30/98(c)
(CLASS C)                           Class C       Class C      Class C    Class C    Class C   Class C
-------------------               -----------    ----------   ---------- ---------- -------   ----------
Net asset value, beginning of
 period..........................   $ 10.85       $ 14.62      $ 19.55    $ 21.12   $ 20.73    $ 17.56
                                    -------       -------      -------    -------   -------    -------
Income/(Loss) from investment
 operations:
Net investment loss..............     (0.04)        (0.12)       (0.18)     (0.17)    (0.19)     (0.14)
Net realized and unrealized gain/
 (loss) on investments...........     (1.29)        (3.10)       (2.46)     (0.03)     2.16       4.23
                                    -------       -------      -------    -------   -------    -------
Total from investment
 operations......................     (1.33)        (3.22)       (2.64)     (0.20)     1.97       4.09
                                    -------       -------      -------    -------   -------    -------
Less distributions:
Distributions from net realized
 gains...........................        --         (0.55)       (2.29)     (1.37)    (1.58)     (0.92)
Distributions from capital.......        --         (0.00)(d)       --         --        --         --
                                    -------       -------      -------    -------   -------    -------
Total distributions..............        --         (0.55)       (2.29)     (1.37)    (1.58)     (0.92)
                                    -------       -------      -------    -------   -------    -------
Net asset value, end of period...   $  9.52       $ 10.85      $ 14.62    $ 19.55   $ 21.12    $ 20.73
                                    =======       =======      =======    =======   =======    =======
Total return (b).................    (12.26)%      (22.23)%     (15.05)%    (0.51)%   10.70%     24.09%
                                    =======       =======      =======    =======   =======    =======
Ratios to average net assets/
 supplemental data:
Net assets, end of period
 (in 000's)......................   $ 3,089       $ 4,153      $ 7,715    $10,166   $13,076    $14,411
Ratio of operating expenses to
 average net assets..............      2.07%(e)      1.96%        1.96%      1.99%     1.97%      1.96%
Ratio of net investment loss to
 average net assets..............     (0.83)%(e)    (0.94)%      (1.05)%    (0.89)%   (0.83)%    (0.75)%
Portfolio turnover rate..........        34%           20%          38%        44%       53%        34%
Ratio of operating expenses to
 average net assets without
 expense waivers and/or
 reimbursements..................      2.07%(e)      1.96%        2.17%      2.17%     2.13%      2.14%

--------
(a) The Munder Multi-Season Growth Fund Class C Shares commenced operations on September 20, 1993.
(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(c) Per share numbers have been calculated using the average shares method.
(d) Amount represents less than $0.01 per share.

(e) Annualized.

                            Period
                             Ended           Year         Year        Year       Year         Year
MULTI-SEASON              12/31/02(c)       Ended        Ended       Ended       Ended       Ended
GROWTH FUND(a)            (Unaudited)     6/30/02(c)   6/30/01(c)  6/30/00(c)   6/30/99    6/30/98(c)
(CLASS K)                   Class K        Class K      Class K     Class K     Class K     Class K
--------------            -----------    ----------    ----------  ----------  --------   ----------
Net asset value,
 beginning of period.....   $ 11.74       $  15.66      $  20.63    $  22.04   $  21.42    $  18.00
                            -------       --------      --------    --------   --------    --------
Income/(Loss) from
 investment operation:
Net investment income/
 (loss)..................     (0.00)(d)      (0.03)        (0.05)      (0.03)     (0.02)       0.00(d)
Net realized and
 unrealized gain/(loss)
 on investments..........     (1.39)         (3.34)        (2.63)      (0.01)      2.22        4.35
                            -------       --------      --------    --------   --------    --------
Total from investment
 operations..............     (1.39)         (3.37)        (2.68)      (0.04)      2.20        4.35
                            -------       --------      --------    --------   --------    --------
Less distributions:
Dividends from net
 investment income.......        --             --            --          --         --       (0.01)
Distributions from net
 realized gains..........        --          (0.55)        (2.29)      (1.37)     (1.58)      (0.92)
Distributions from
 capital.................        --          (0.00)(d)        --          --         --          --
                            -------       --------      --------    --------   --------    --------
Total distributions......        --          (0.55)        (2.29)      (1.37)     (1.58)      (0.93)
                            -------       --------      --------    --------   --------    --------
Net asset value, end of
 period..................   $ 10.35       $  11.74      $  15.66    $  20.63   $  22.04    $  21.42
                            =======       ========      ========    ========   ========    ========
Total return(b)..........    (11.91)%       (21.63)%      (14.41)%      0.27%     11.40%      25.05%
                            =======       ========      ========    ========   ========    ========
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)..............   $43,672       $121,485      $195,746    $280,339   $327,355    $275,378
Ratio of operating
 expenses to average net
 assets..................      1.32%(f)       1.21%         1.21%       1.24%      1.22%       1.21%
Ratio of net investment
 income/(loss) to
 average net assets......     (0.08)%(f)     (0.19)%       (0.30)%     (0.14)%    (0.09)%      0.00%(e)
Portfolio turnover rate..        34%            20%           38%         44%        53%         34%
Ratio of operating
 expenses to average net
 assets without expense
 waivers and/or
 reimbursements..........      1.32%(f)       1.21%         1.42%       1.42%      1.39%       1.39%

--------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.
(b) Total return represents aggregate total return for the period indicated.
(c) Per share numbers have been calculated using the average shares method.
(d) Amount represents less than $0.01 per share.
(e) Amount represents less than 0.01%.

(f) Annualized.

                            Period
                             Ended         Year         Year        Year      Year       Year
MULTI-SEASON              12/31/02(c)     Ended        Ended       Ended      Ended     Ended
GROWTH FUND(a)            (Unaudited)   6/30/02(c)   6/30/01(c)  6/30/00(c)  6/30/99  6/30/98(c)
(CLASS Y)                   Class Y      Class Y      Class Y     Class Y    Class Y   Class Y
--------------            -----------   ----------   ----------  ---------- --------  ----------
Net asset value,
 beginning of period.....   $ 12.04      $ 16.00      $  20.98    $  22.34  $  21.66   $  18.17
                            -------      -------      --------    --------  --------   --------
Income/(Loss) from
 investment
 operations:
Net investment income/
 (loss)..................      0.01         0.01         (0.01)       0.02      0.04       0.05
Net realized and
 unrealized gain/(loss)
 on investments..........     (1.42)       (3.42)        (2.68)      (0.01)     2.25       4.38
                            -------      -------      --------    --------  --------   --------
Total from investment
 operations..............     (1.41)       (3.41)        (2.69)       0.01      2.29       4.43
                            -------      -------      --------    --------  --------   --------
Less distributions:
Dividends from net
 investment income.......        --           --            --          --     (0.03)     (0.02)
Distributions from net
 realized gains..........        --        (0.55)        (2.29)      (1.37)    (1.58)     (0.92)
Distributions from
 capital.................        --        (0.00)(d)        --          --        --         --
                            -------      -------      --------    --------  --------   --------
Total distributions......        --        (0.55)        (2.29)      (1.37)    (1.61)     (0.94)
                            -------      -------      --------    --------  --------   --------
Net asset value, end of
 period..................   $ 10.63      $ 12.04      $  16.00    $  20.98  $  22.34   $  21.66
                            =======      =======      ========    ========  ========   ========
Total return (b).........    (11.78)%     (21.41)%      (14.20)%      0.50%    11.70%     25.28%
                            =======      =======      ========    ========  ========   ========
Ratios to average net
 assets/supplemental
 data:
Net assets, end of period
 (in 000's)..............   $63,774      $80,489      $159,736    $250,523  $314,558   $332,156
Ratio of operating
 expenses to average net
 assets..................      1.07%(e)     0.96%         0.96%       0.99%     0.97%      0.96%
Ratio of net investment
 income/(loss) to
 average net assets......      0.17%(e)     0.06%        (0.05)%      0.11%     0.17%      0.25%
Portfolio turnover rate..        34%          20%           38%         44%       53%        34%
Ratio of operating
 expenses to average net
 assets without expense
 waivers and/or
 reimbursements..........      1.07%(e)     0.96%         1.17%       1.17%     1.14%      1.14%

--------
(a) The Munder Multi-Season Growth Fund Class Y Shares commenced operations on August 16, 1993.
(b) Total return represents aggregate total return for the period indicated.
(c) Per share numbers have been calculated using the average shares method.
(d) Amount represents less than $0.01.

(e) Annualized.

                   HOW TO PURCHASE, SELL AND EXCHANGE SHARES

Purchasing Shares

   You may purchase Class A and Class II shares of the Funds at the net asset value ("NAV") next determined after we receive your purchase order in proper form, plus any applicable sales charge. Please see "Summary Comparison of Fees and Expenses" for information about sales charges.

   You may purchase Class B, Class C, Class K or Class Y shares of the Funds at the NAV next determined after we receive your purchase order in proper form.

   Class Y shares are only available for purchase by limited types of investors. Please see "Policies and Procedures for Your Investment" regarding eligibility requirements.

   Broker-dealers or financial advisors (other than the Funds' distributor) may charge you additional fees for shares you purchase through them.

   For information regarding policies and procedures associated with purchasing shares of the Funds, including minimum investment requirements and available sales charge waivers and reductions. Please see "Policies and Procedures for Your Investment."

Exchanging Shares

   You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs. Class C shares may also be exchanged for Class II shares of another Munder Fund.

   For information regarding policies and procedures associated with exchanging shares, please see "Policies and Procedures for Your Investment."

Redeeming Shares

   You may redeem shares at the NAV next determined after we receive your redemption request in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).

   For information regarding policies and procedures associated with redeeming shares, including restrictions or fees imposed on redemptions, please see "Policies and Procedures for Your Investment."

Share Class Selection

   The Funds offer Class A, Class B, Class C or Class II, Class K and Class Y shares. Class K shares and Class Y shares are only available to limited types of investors.

   Each class has its own cost structure, allowing you to choose the one that best meets your requirements given the amount of your purchase and the intended length of your investment and your eligibility to purchase those shares. You should consider both ongoing annual expenses, including applicable distribution and/or shareholder servicing fees (See "How to Purchase, Sell and Exchange Shares--Distribution and Service Fees--12b-1 Fees"), and any initial sales charge or CDSC in estimating the costs of investing in a particular class of shares (See "How to Purchase, Sell and Exchange Shares--Applicable Sales Charge").

   Class A Shares

   . Front-end sales charge. There are several ways to reduce these sale charges.

   .   Lower annual expenses than Class B, Class C and Class II shares.

   Class B Shares

   . No front-end sales charge. All your money goes to work for you right away.

   . A CDSC on shares you sell within six years of purchase. The CDSC may be waived for certain redemptions.

   .   Higher annual expenses than Class A shares.

   . Automatic conversion to Class A shares approximately eight years after issuance, thus reducing future annual expenses. If you acquired Class B shares of a Fund before November 8, 2000 or by exchanging shares of another Munder Fund which you purchased before November 8, 2000, your shares will convert automatically six years after issuance of the original purchase.

   .   Cannot be used for investments over $250,000.

   Class C Shares

   . No front-end sales charge. All your money goes to work for you right away.

   .   A CDSC on shares you sell within one year of purchase.

   .   Higher annual expenses than Class A shares.

   .   Shares do not convert to another class.

   Class II Shares

   .   Front-end sales charge.

   .   A CDSC on shares you sell within eighteen months of purchase.

   .   Higher annual expenses than Class A shares.

   .   Shares do not convert to another class.

   Class K Shares

   Eligible Investors Only

   . No front-end sales charge. All your money goes to work for you right away.

   .   Lower annual expenses than Class B, Class C and Class II shares.

   Class Y Shares

   Eligible Investors Only

   . No front-end sales charge. All your money goes to work for you right away.

   .   Lower annual expenses than all other share classes.

Applicable Sales Charge

  Front-End Sales Charge--Class A Shares

   You can purchase Class A shares at NAV, plus an initial sales charge. Shares purchased through reinvestment of distributions are not subject to a sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to selected dealers are as follows:

                                       Sales Charge as a
                                         Percentage of           Dealer
                                     ---------------------- Reallowance as a
                                        Your        Net        Percentage
   Amount of Purchase                Investment Asset Value  of Offer Price
   ------------------                ---------- ----------- ----------------
   Less than $25,000                   5.50%       5.82%         5.00%
   $25,000 but less than $50,000       5.25%       5.54%         4.75%
   $50,000 but less than $100,000      4.50%       4.71%         4.00%
   $100,000 but less than $250,000     3.50%       3.63%         3.25%
   $250,000 but less than $500,000     2.50%       2.56%         2.25%
   $500,000 but less than $1,000,000   1.50%       1.52%         1.25%
   $1,000,000 or more                  None*       None*     (see below)**

--------
* No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
** The distributor will pay a 1% commission to dealers and other entities (as permitted by applicable Federal and state law) who initiate and are responsible for purchases of $1 million or more.

   You may be eligible for a waiver or all or part of the front-end sales charge on Class A shares. Please see "How to Purchase, Sell and Exchange Shares--Policies and Procedures for Your Investment--CDSC Waivers."

  Front-End Sales Charge--Class II Shares

   You can purchase Class II shares at the NAV, plus an initial sales charge. The current sales charge rate and commissions paid to selected dealers are as follows:

             Sales Charge as a Percentage of Dealer Reallowance as
             ------------------------------     a Percentage of
             Your Investment Net Asset Value  the Offering Price
             --------------- --------------- ---------------------
                  1.00%           1.01%              1.00%

  CDSCs

   You pay a CDSC when you redeem:

   . Class A shares purchased within one year of redemption as a part of an investment of $1 million or more;

   .   Class B shares within six years of buying them;

   .   Class C shares within one year of buying them; or

   .   Class II shares within eighteen months of buying them.

   These time periods include the time you held Class A, Class B, Class C or Class II shares of another Munder Fund which you may have exchanged for Class A, Class B, Class C or Class II shares of the Fund you are redeeming.

   The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC.

   The CDSC for Class A shares and Class II shares, if applicable, is 1.00%.

   The CDSC schedule for Class B shares is set forth below.

                          Year Since
                          Purchased              CDSC
                          ----------             -----
                          First                  5.00%
                          Second                 4.00%
                          Third                  3.00%
                          Fourth                 3.00%
                          Fifth                  2.00%
                          Sixth                  1.00%
                          Seventh and thereafter 0.00%

   If you sell some but not all of your shares, certain shares not subject to a CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   For example, assume an investor purchased 1,000 shares at $10 a share (for a total cost of $10,000). Three years later, the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate in the third year after purchase).

   At the time of purchase of Class B shares, Class C shares and Class II shares, the Funds' distributor pays sales commissions of 4.00%, 1.00% and 2.00%, respectively, of the purchase price to brokers that initiate and are responsible for purchases of such Class B shares, Class C shares and Class II shares.

   The CDSC on Class B, Class C or Class II shares may be waived under certain circumstances.

Policies and Procedures for Your Investment

Purchase Information

  Who May Purchase Shares

   All investors are eligible to purchase Class A, Class B, Class C or Class II shares.

   Customers (and their immediate family members) of banks and other financial institutions that have entered into agreements with us to provide shareholder services for customers may purchase Class K shares. Customers may include individuals, trusts, partnerships and corporations. Financial institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their customers, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers.

   Only the following investors may purchase Class Y shares:

   .   fiduciary and discretionary accounts of institutions;

   . institutional investors (including: banks; savings institutions; credit unions and other financial institutions; corporations; foundations; pension, profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors, broker-dealers and other financial advisors acting for their own accounts or for the accounts of their clients);

   . directors, trustees, officers and employees of the Munder Funds, MCM and the Funds' distributor;

   .   MCM's investment advisory clients; and

   .   family members of employees of MCM.

   Ineligible investors who select Class Y shares will be issued Class A shares.

Methods for Purchasing Shares

   Investors may purchase Class A, Class B, Class II and Class Y shares through one of the following means:

   Through a Broker, Financial Advisor and/or Financial Institution. Any broker, financial advisor or financial institution authorized by the Munder Funds' distributor can sell you shares of the Funds. Please note that brokers, financial advisors or other financial institutions may charge you fees for their services. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.

   By Mail. For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

    The Munder Funds
    P.O. Box 9701
    Providence, RI 02940

or by overnight delivery to:

    The Munder Funds
    4400 Computer Drive
    Westborough, MA 01581

   You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

   You must also specify the class of shares being purchased on your Account Application. If the class is not specified or you are not eligible to purchase the class you have selected, your purchase will automatically be invested in Class A shares.

   For additional investments, send an investment slip (the top portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for $50 or more to the address listed above. We reserve the right to refuse any payment, including, without limitation cash, temporary checks, credit cards or third-party checks.

   By Wire. For new accounts, you must complete, sign and mail an Application Form to the Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.

    Wire instructions
    Bank ABA/Routing #: 011001234
    Bank Account Number: 167983
    Bank Account Name: The Munder Funds
    RFB: (Fund Name and Class)
    OBI: (Your Name and Acct#)

   You may make additional investments at any time using the wire procedures described above. Note that banks may charge fees for transmitting wires.

   By Electronic Funds Transfer. For new accounts, you must complete, sign and mail to the Funds at one of the addresses listed above on an Application Form with the Banking Information section completed. Once your account has been established, you can make investments by electronic funds transfer (EFT).

   For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.

   To make an investment by EFT, call (800) 438-5789 to request a transaction or to establish an internet Personal Identification Number (PIN) for online transactions at www.munder.com.

   Please note that EFT transactions usually require two days to complete.

   Through Automatic Investment Plan ("AIP"). Under an AIP you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP on 30 days' written notice to you.

   Investors may purchase Class K shares through selected banks or other financial institutions. Please note that financial institutions may charge you fees for their services. Confirmation of share purchases will be sent to the financial institution involved.

  Policies for Purchasing Shares

   Investment minimums for Class A, B, C and II Shares. The minimum initial investment for Class A, Class B, Class C, and Class II shares is $2,500 per Fund for all accounts, with the following exceptions. The minimum initial investment for all types of Individual Retirement Accounts ("IRAs"), Education Savings Accounts (ESAs), 403(b), Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts is $500 per Fund. The minimum subsequent investment per Fund for all account types is $50. If you use the Automatic Investment Plan ("AIP"), the minimum initial and subsequent investment per Fund is $50.

   Investment minimums do not apply to purchases made through certain programs approved by the Funds in which you pay an asset-based fee for advisory, administrative and/or brokerage services. We reserve the right to waive any investment minimum. If you wish to invest more than $250,000, you must purchase Class A or Class C shares.

   Investment minimums for Class Y Shares. The minimum initial investment for Class Y shares by fiduciary and discretionary accounts of institutions and by institutional investors is $100,000. Other eligible investors are not subject to any minimum. There is no minimum for subsequent investments. We reserve the right to waive any investment minimum.

   Investment minimums for Class K Shares. There is no minimum initial or subsequent investment for Class K shares.

   Accounts below minimums. If your investment in Class A, Class B, Class C or Class II shares of a Fund does not meet the applicable account minimum, or you cease AIP contributions before reaching the applicable account minimum, you may increase your balance to that level (either by a single investment or through the AIP) or that Fund account will be charged a quarterly servicing fee of $6, which includes the cost of any applicable CDSC on shares redeemed to pay the fee. The servicing fee is paid directly to the affected Fund to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long term. In limited circumstances and subject to our sole discretion, we may waive the imposition of this fee. We reserve the right, upon 30 days' advance written notice, to redeem your Class A, Class B, Class C or Class II shares account (and forward the redemption proceeds to you) if its value is below the applicable minimum or to redeem your Class Y shares if its value is below $2,500.

   Timing of orders. Purchase orders must be received by the Funds or the Funds' distributor, transfer agent or authorized dealer before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) to receive that day's NAV. Purchase orders received after that time will be accepted as of the next business day.

  Sales Charge Waivers and Reductions--Class A Shares

   We will waive the initial sales charge on Class A shares for the following types of purchasers:

    1. individuals with an investment account or relationship with MCM;

    2. full-time employees and retired employees of MCM or its affiliates, employees of the Funds' service providers and immediate family members of such persons;

    3. registered broker-dealers or financial advisors that have entered into selling agreements with the Funds' distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives for full-time employees (and their families) that certify to the distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families);

    4. certain qualified employee benefit plans and employer sponsored retirement plans;

    5. individuals who reinvest distributions from a qualified retirement plan managed by MCM;

    6. individuals who reinvest the proceeds of redemptions from Class Y shares of another Munder Fund, within 60 days of redemption;

    7. banks and other financial institutions that have entered into agreements with the Munder Funds to provide shareholder services for customers (including customers of such banks and other financial institutions, and the immediate family members of such customers);

    8. fee-based financial planners or employee benefit plan consultants acting for the accounts of their clients.

   For further information on sales charge waivers, call (800) 438-5789.

  Sales Charge Reductions

   You may qualify for reduced sales charges in the following cases:

   Letter of Intent. If you intend to purchase at least $25,000 of Class A shares of the Funds, you can qualify for a reduced sales charge by completing a Letter of

Intent. To do this, complete the Letter of Intent section of your Account Application or contact your broker or financial advisor. By doing so, you agree to invest a certain amount over a 13-month period. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent. You can apply any investments you made in Class A shares in any of the Munder Funds during the preceding 90-day period toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you paid during the 90-day period). You should inform the Funds' that you have a Letter of Intent each time you make an investment.

   You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in escrow. The Funds will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

   Right of Accumulation. You may add the market value of any other Class A shares of non-money market Munder Funds you already own to the amount of your next Class A share investment for purposes of calculating the sales charge at the time of the current purchase. You may also combine purchases of Class A shares of non-money market Munder Funds that are made by you, your spouse and your children under age 21 when calculating the sales charge. You must notify your broker, your financial advisor or the Funds to qualify.

   Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or financial advisor prior to purchasing the Funds' shares.

   For further information on sales charge reductions, call (800) 438-5789.

Redemption Information

  Methods for Redeeming Shares

   Shareholders may redeem Class A, Class B, Class C, Class II and Class Y shares through one of the following means:

   Through a Broker, Financial Advisor or Financial Institution. Contact your broker, financial advisor or financial institution for more information.

   By Mail. You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners of the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

    The Munder Funds
    P.O. Box 9701
    Providence, RI 02940

or by overnight delivery to:

    The Munder Funds
    4400 Computer Drive
    Westborough, MA 01581

   For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.

   For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.

   By Telephone. If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you may make redemptions by telephone.

   The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day's closing share price. You may not make telephone redemptions from an IRA, ESA or 403(b) account.

   By Internet. If you established an internet Personal Identification Number
(PIN), you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

   As with redemptions by telephone the Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day's closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.

   You may not make internet redemptions from an IRA, ESA or 403(b) account.

   Through Systematic Withdrawal Plan ("SWP"). If you have an account value of $5,000 or more in a Fund, you may redeem Class A, Class B, Class C or Class II shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. To participate in a SWP you must have your dividends automatically reinvested. You may change or cancel a SWP at any time upon notice to the Funds. You should not buy Class A shares (and pay a sales charge) while you participate in a SWP and you must pay any applicable CDSC when you redeem shares.

   You may redeem Class K shares through your bank or other financial institution.

  Policies for Redeeming Shares

   Policies for redeeming Class A, Class B, Class C, Class II and Class Y Shares are set forth below.

   Where Proceeds are Sent. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). You may give other instructions by calling (800) 438-5789.

   If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these methods.

   Medallion Signature Guarantee. For your protection, a medallion signature guarantee is required for the following Class A, Class B, Class C and Class II shares redemption requests:

   .   redemption proceeds greater than $50,000;

   . redemption proceeds not being made payable to the record owner of the account;

   . redemption proceeds not being mailed to the address of record on the account;

   . redemption proceeds being mailed to an address of record that has changed within the last 30 days;

   . if the redemption proceeds are being transferred to another Munder Fund account with a different registration;

   .   change in ownership or registration of the account; or

   .   changes to banking information without a voided check being supplied.

   We reserve the right to require a medallion signature guarantee for other types of redemption requests, including Class Y share redemptions.

   When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. Failure to follow this policy will result in a delay in processing your redemption request.

   A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

   Accounts Held Through Institutions. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

   Redemptions Difficulties. During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or internet redemptions. In such cases, you should consider making your redemption request by mail.

   CDSC Waivers. We will waive the CDSC payable upon redemptions of Class B, Class C or Class II shares which you purchased (or acquired through an exchange of shares of another Munder Fund) for:

   . redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a shareholder or registered joint owner;

   . minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2; and

   . (Class B shares only) redemptions limited to 10% per year of an account's NAV if taken by SWP. For example, if your balance on December 31st is $10,000, you can redeem up to $1,000 that following year free of charge through SWP.

   Other waivers of the CDSC on Class B, Class C or Class II shares may apply. Please see the Fund's Statement of Additional Information or call (800) 438-5789 for more details.

   Class K shares held by a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.

Exchange Information

  Methods for Exchanging Shares

   Shareholders may exchange Class A, Class B, Class C, Class II and Class Y shares through one of the following means:

   Through a Broker, Financial Advisor or Financial Institution. Contact your broker, financial advisor or other financial institution for more information.

   By Mail. You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners of the account exactly as the appear in the registration. All exchange requests should be sent to:

    The Munder Funds
    P.O. Box 9701
    Providence, RI 02940

or by overnight delivery to:

    The Munder Funds
    4400 Computer Drive
    Westborough, MA 01581

   By Telephone. If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.

   The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day's closing share price.

   By Internet. If you established an internet Personal Identification Number
(PIN), you may exchange shares by clicking on Account Access at www.munder.com. To establish an internet PIN, call (800) 438-5789.

   The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day's closing share price.

  Policies for Exchanging Shares

   Policies for exchanging Class A, Class B, Class C, Class II and Class Y shares are set forth below.

   . You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative NAVs.

   . You may exchange Class C or Class II shares of a Fund for Class C or Class II shares of other Munder Funds based on their relative NAVs.

   . Class A shares of a money market fund that (1) were acquired through the use of the exchange privilege and (2) can be traced back to a purchase or one or more Munder Funds for which a sales charge was paid, may be exchanged for Class A shares of a Fund at NAV.

   . Class A, Class B, Class C and Class II shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

   . You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

   . If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

   . A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

   . Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund by contacting your broker, financial advisor or other financial institution or by calling the Munder Funds at (800) 438-5789.

   . The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Each Fund and its distributor reserve the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in our view, is likely to engage in excessive trading or any order considered market-timing activity. If a Fund refuses a purchase or exchange request and the shareholder deems it necessary to redeem his or her account, any CDSC as permitted by the prospectus will be applicable. Additionally, in no event will any Fund permit more than six exchanges into or out of a Fund in any one-year period per account, tax identification number, social security number or related investment group. Exchanges among the Munder Money Market Funds are exempt from this policy.

   . Brokers, financial advisors or other financial institutions may charge you a fee for handling exchanges.

   . We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

  Additional Policies for Purchases, Exchanges and Redemptions

   All Share Classes

   . We consider purchase, exchange or redemption orders to be in "proper form" when all required documents are properly completed, signed and received. We may reject any requests that are not in proper form.

   . We reserve the right to reject any purchase order, including exchanges from other Munder Funds.

   . At any time, we may change any of our purchase, redemption or exchange practices or privileges, and may suspend the sale of Fund shares.

   . We may delay sending redemption proceeds for up to seven days, or longer if permitted by the SEC.

   .   To limit the Funds' expenses, we no longer issue share certificates.

   .   We may temporarily stop redeeming shares if:

      (i) the NYSE is closed;

     (ii) trading on the NYSE is restricted;

 (iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

     (iv) if the SEC orders the Fund to suspend redemptions.

   . We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor's account, neither the Funds, the Funds' distributor nor the Funds' transfer agent will be held responsible for any losses resulting from unauthorized transactions.

   . Normally, we send redemption amounts to you on the next business day after we receive your request in proper form. Same day processing is available only for the money market funds, provided we receive notice of the trade prior to the applicable cut-off time.

   . We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 15 days.

   Class A, Class B, Class C, Class II and Class Y shares

   . If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges or redemptions in the account. If your account has been set up by a broker, financial advisor or other financial institution, account activity will be detailed in their statements to you. Brokers, financial advisors and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

   Class K shares


   . Your account activity will be detailed in your financial institutions statement sent to you. Financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.


  Shareholder Privileges

   Reinstatement Privilege. For 60 days after you sell shares of any Munder Fund, you may reinvest your redemption proceeds in shares of Class A shares of any Munder Fund at NAV (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund. You, your broker or your financial advisor must notify us in writing at the time of reinvestment in order to eliminate the sales charge on your reinvestment.

Distribution and Service Fees

  12b-1 Fees and Service Fees


   The Funds have a distribution and service plan ("Plan") with respect to Class A, Class B, Class C, Class II and Class K shares, that was adopted under Rule 12b-1 of the 1940 Act, except with respect to Class K shares. The Plan allows each Fund to pay distribution and other fees for the sale of its shares and for services provided to shareholders. Under the Plan, the Funds may pay up to 0.25% of the daily net assets of Class A, Class B, Class C and Class II shares to pay for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services. The Funds may also pay up to 0.75% of the daily net assets of the Class B, Class C and Class II shares to finance activities relating to the distribution of its shares.


   With respect to the Class K shares, each Fund may pay fees for services provided to shareholders. The Funds may pay up to 0.25% of the daily net assets of Class K shares for certain shareholder services provided by institutions that have agreements with the Funds or their service providers to provide such services.

   Because the fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

  Other Information

   In addition to paying 12b-1 fees or service fees, the Funds may pay banks, broker-dealers, financial advisors or other financial institutions fees for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts.

The Funds' service providers, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Funds or their shareholders. Please note that Comerica Bank, an affiliate of MCM, receives a fee from the Funds for providing shareholder services to its customers who own shares of the Funds.

Valuing of Fund Shares

   Each Fund's NAV is calculated on each day the NYSE is open. The NAV per share is the value of a single Fund share. Each Fund calculates NAV separately for each class. NAV is calculated by (1) taking the current value of a Fund's total assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding.

   The Funds calculate NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time). If the NYSE closes at any other time, or if an emergency exists, transaction deadlines and NAV calculations may occur at different times. The NAV of each Fund is generally based on the current market value of the securities held in the Fund.

   If reliable current market values are not readily available for a security, such security will be priced using its fair value as determined in good faith by, or using procedures approved by, the Board of Directors of the Funds. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The procedures established by the Board of Directors for the Funds to fair value each Fund's securities contemplate that MCM will establish a pricing committee to serve as its formal oversight body for the valuation of each Fund's securities. Any determinations of the pricing committee made during a quarter will be reviewed by the Board of Directors of the Funds at the next regularly scheduled quarterly meeting of the Boards.

   Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine that such valuation does not constitute fair value at this time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

   Trading in foreign securities may be completed at times that vary from the closing of the NYSE. A Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the

NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Because foreign markets may be open at different times and on different days than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell their shares. Occasionally, events that affect the value of a Fund's portfolio securities may occur between the time the principal market for a Fund's foreign securities closes and the closing of the NYSE. If MCM believes that such events materially affect the value of portfolio securities, these securities may be valued at their fair market value as determined in good faith by, or using procedures approved by, the Funds' Board of Directors. A Fund may also fair value its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to assure a Fund's NAV appropriately reflects securities' values at the time of pricing.

Distributions

   As a shareholder, you are entitled to your share of a Fund's net income and capital gains on its investments. A Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.

   Both the Large-Cap Growth Fund and the Multi-Season Growth Fund declare and pay dividend distributions, if any, at least annually and distribute their net realized capital gains, if any, at least annually.

   It is possible that a Fund may make a distribution in excess of the Fund's earnings and profits. You should treat such a distribution as a return of capital which is applied against and reduces your basis in your shares. You should treat the excess of any such distribution over your basis in your shares as gain from a sale or exchange of the shares.

   Each Fund will pay both dividend and capital gain distributions in additional shares of the same class of that Fund. If you wish to receive distributions in cash, either indicate this request on your Account Application or notify the Funds by calling (800) 438-5789.

Federal Tax Consequences

   Investments in a Fund may have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. A more detailed discussion about the tax treatment of distributions from the Funds and about other potential tax liabilities, including backup withholding for certain taxpayers and about tax aspects of dispositions of shares of the Funds, is contained in the Statement of Additional Information, which is available to you upon request. You should consult your tax advisor about your own particular tax situation.

  Taxes on Distributions

   You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders not subject to tax on their income generally will not be required to pay any tax on distributions.

   Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

   Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

   Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

  Taxes on Sales or Exchanges

   If you sell shares of a Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of shares of a Fund.

  Other Considerations

   If you buy shares of a Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution. If you have not provided complete, correct taxpayer information, by law, the Funds must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.

INFORMATION ABOUT MANAGEMENT OF THE LARGE-CAP GROWTH FUND AND THE MULTI-SEASON
                                  GROWTH FUND

Investment Advisor

   The current investment advisor of both the Large-Cap Growth Fund and the Multi-Season Growth Fund is Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009. As of December 31, 2002, MCM had approximately $32.2 billion in assets under management, of which $13.4 billion were invested in equity securities, $10.9 billion were invested in money market or other short-term instruments, $6.7 billion were invested in other fixed income securities and $1.3 billion were invested in balanced investments.


   MCM provides overall investment management for each of the Funds and provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.


   During the fiscal year ended June 30, 2002, each of the Funds paid an advisory fee at an annual rate of 0.75% of that Fund's average daily net assets.

Portfolio Managers

   A team of professional portfolio managers employed by MCM makes investment decisions for the Multi-Season Growth Fund. A team of professional portfolio managers employed by MCM also makes investment decisions for the Large-Cap Growth Fund.

               COMPARISON OF MUNDER SERIES TRUST AND THE COMPANY


   The Company is a Maryland corporation governed by its own Articles of Incorporation, By-Laws and a Board of Directors. The Munder Series Trust, the Trust into which each series of the Company is proposed to be reorganized and redomiciled, is a Delaware statutory trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees. The operations of the Munder Series Trust and the Company are also governed by applicable state and Federal law.


   Certain differences and similarities between these entities are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

General

   Under the Declaration of Trust and By-Laws of the Munder Series Trust, the Trustees of the Munder Series Trust will have more flexibility than Directors of the Company and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the Munder Series Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Munder Series Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the Munder Series Trust to take certain actions, for example, establishing new investment series of the Munder Series Trust, without filing additional documentation with the state, which would otherwise require additional time and costs.


   Importantly, the Directors' existing fiduciary obligations to act with due care and in the interest of the Large-Cap Growth Fund and the Multi-Season Growth Fund and their shareholders will not be affected by the Reorganization or the redomiciliation of the Multi-Season Growth Fund as a series of Munder Series Trust currently being proposed to shareholders of the Multi-Season Growth Fund.


Shareholder Liability

   Generally, liability is limited for shareholders of the Munder Series Trust to the same extent as for shareholders of the Company.

   Munder Series Trust

      The Declaration of Trust of the Munder Series Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Munder Series Trust, the New Fund or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation. Furthermore, the Declaration of Trust provides for indemnification against all loss and expense arising from any claim or demand against any shareholder who is held personally liable solely by reason of a claim or demand relating to being a shareholder, and not because of the shareholder's acts or omissions. The Munder Series Trust may, at its option, assume the defense of any such claim made against a shareholder. Neither the Munder Series Trust nor the applicable series will be responsible, however, for satisfying any obligation arising from such a claim that has been settled by the shareholder without the prior written notice to, and consent of, the Munder Series Trust.

   The Company

      The Company is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

Liquidation or Dissolution

   In order to liquidate or dissolve a Fund (or class thereof) that is a series of the Company, the Directors must first redeem all the outstanding shares of that Fund, which the Directors may do without shareholder approval. Once all the shares are redeemed, the Directors may then liquidate or dissolve the Fund without shareholder approval. In contrast, Trustees of the Munder Series Trust may resolve to liquidate or dissolve a Fund or new series, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the Fund or new series, or class thereof, of those entities.

   In the event of the liquidation or dissolution of a series of the Company or Munder Series Trust, the shareholders of that series are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to that series. The assets so distributed to shareholders of series would be distributed among the shareholders in proportion to the number of shares of that series held by them and recorded on the books of that series.

   Munder Series Trust

      The Declaration of Trust of the Munder Series Trust permits a majority of the Trustees to liquidate the Munder Series Trust, or any class or series of the Munder Series Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

   The Company

      Maryland law requires shareholder approval of a dissolution of the Company. If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate any class or series without shareholder approval. Otherwise, the Company may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class without shareholder approval.

Liability of Directors/Trustees


   Directors/Trustees of each of the Munder Series Trust and the Company are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Director's/Trustee's duties. Furthermore, each entity permits indemnification of such Directors/Trustees to the fullest extent permissible under applicable laws. The Munder Series Trust specifically provides that indemnification includes any reasonable expenses incurred by a Trustee in connection with the defense of any proceeding, although such costs may be indemnified under the respective applicable laws for the other entities. The Munder Series Trust further provides that any Trustee designated to be a "financial expert" shall not be held to heightened standard of care because of such designation.

   Munder Series Trust

      Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the Munder Series Trust or a beneficial owner for any act, omission or obligation of the Munder Series Trust or any Trustee. In addition, the Declaration of Trust provides that any Trustee who has been designated a financial expert in the Munder Series Trust's registration statement will not be subject to any greater duty of care in discharging such Trustee's duties and responsibilities by virtue of such designation than a Trustee who has not been so designated.

   The Company

      The Articles of Incorporation of the Company provide that, except as otherwise provided by Maryland law and the 1940 Act, a Director is not liable to the Company or its shareholders for money damages. The Articles of Incorporation also provide that the corporation will indemnify the Directors to the fullest extent permitted by Maryland law and the 1940 Act.

Rights of Inspection

   Unless shareholders of the Company hold more than 5% of the outstanding shares of the corporation, they may inspect the records and accounts only to the extent granted by the Directors. The Munder Series Trust withholds such right of inspection unless granted by law or provided for in a resolution of the Trustees of the Munder Series Trust or approved by shareholders at a meeting.

   Munder Series Trust

      Shareholders shall have the right to inspect the Munder Series Trust's accounts, books or documents only to the extent such right is conferred by law, by the Trustees or by resolution of the shareholders. No such rights have to date been conferred.

   The Company

      Except as required by Maryland law, shareholders of the Company have only such right to inspect the Company's records, documents, accounts and books as may be granted by the Directors. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of a series for at least six months may, on written request, inspect the books of account and stock ledger of that series.

Shareholder Meetings

   Neither the Munder Series Trust nor the Company is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by individual series; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

   As further noted below, Munder Series Trust and the Company do differ in the percentage of outstanding shares necessary for shareholders to call a special meeting and in the ability of shareholders to take action by written consent.

   Munder Series Trust

      The By-Laws for the Munder Series Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the Munder Series Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

   The Company

      A special meeting of shareholders of a series may be called upon the written request of holders of not less than 10% of that series' then outstanding voting securities. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

Reorganization/Combination Transactions

   Unlike the Company, Munder Series Trust imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, etc., of a new series. Shareholder approval may be required, however, under the federal securities laws.

   Munder Series Trust

      Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a series or the entire Munder Series Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

   The Company

      A majority of the outstanding shares of a series must approve a merger of that series with another business organization, or the sale or exchange of all or substantially all of the property of that series.

Amendment of Charter Document

   Trustees of Munder Series Trust are granted the widest latitude to amend its governing instruments without seeking shareholder approval. Generally, the Directors of the Company may amend its charter documents without shareholder approval only where such change would not materially alter shareholder rights.

   Munder Series Trust

      The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

   The Company

      The Articles of Incorporation provide that the Company reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, amendments to the charter of a corporation, other than to change the name of the corporation, or a class or series thereof, must be approved by a two-thirds of all votes entitled to be cast. However, the Company's Articles of Incorporation provide that a majority of the outstanding shares entitled to vote will be sufficient to approve an amendment.

Derivative and Class Actions


   Generally, shareholders of Munder Series Trust and the Company are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon the Board to bring the action on behalf of the applicable entity. The requirements for shareholders of the Company are governed by state law. The Declaration of Trust of Munder Series Trust specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of the Munder Series Trust's or a new series shareholders.

   Munder Series Trust

      Shareholders of the Munder Series Trust or any series thereof may not bring a derivative action to enforce the right of the Munder Series Trust or that series unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the Munder Series Trust or the series, as applicable, join in bringing the derivative action. A shareholder of a particular series is not entitled to participate in a derivative action on behalf of any other series of the Munder Series Trust.

   The Company

      Under Maryland law, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.

                                     * * *

   The foregoing is only a summary of certain characteristics of the operations of the Munder Series Trust and the Company, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each entity for a more thorough description.


                  ADDITIONAL INFORMATION ABOUT THE LARGE-CAP


                 GROWTH FUND AND THE MULTI-SEASON GROWTH FUND



   Information about the Large-Cap Growth Fund and the Multi-Season Growth Fund is included in (i) the Prospectus of the Large-Cap Growth Fund (Class A, Class B, Class II and Class Y shares) dated October 31, 2002, as supplemented on February 13, 2003; (ii) the Prospectus of the Multi-Season Growth Fund (Class A, Class B, Class C and Class Y shares) dated October 31, 2002, as supplemented on February 13, 2003; (iii) the Prospectus for the Large-Cap Growth Fund and the Multi-Season Growth Fund (Class K shares) dated October 31, 2002, as supplemented on February 13, 2003; (iv) the Statement of Additional Information for the Large-Cap Growth Fund and the Multi-Season Growth Fund dated
October 31, 2002; (v) the Annual Report for the Large-Cap Growth Fund and the Multi-Season Growth Fund (Class A, Class B, Class C, Class II and Class Y shares) dated June 30, 2002; (vi) the Semi-Annual Report for the Large-Cap Growth Fund (Class A, Class B, Class II and Class Y shares) dated December 31,

2002; (vii) the Semi-Annual Report of the Multi-Season Growth Fund (Class A, Class B, Class C and Class Y shares) dated December 31, 2002; (viii) the Annual Report for the Large-Cap Growth Fund and the Multi-Season Growth Fund (Class K shares) dated June 30, 2002; and (ix) the Semi-Annual Report for the Large-Cap Growth Fund and the Multi-Season Growth Fund (Class K shares) dated December 31, 2002. Copies of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Large-Cap Growth Fund or the Multi-Season Growth Fund at the telephone number or by writing to the Funds at the address listed for the Funds on the cover page of this Proxy Statement/Prospectus.


   Both the Large-Cap Growth Fund and the Multi-Season Growth Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and at the Midwest Regional Office of the SEC, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.

                                OTHER BUSINESS

   The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              VOTING INFORMATION


   This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Large-Cap Growth Fund on or about March 10, 2003. Only shareholders of record as of the close of business on the Record Date, February 12, 2003, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the election of directors, FOR the proposed Reorganization and FOR any other matters deemed appropriate.

   A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Company at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Proxy Solicitation

   Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by officers or employees of MCM and its affiliates or by proxy soliciting firms retained by MCM. MCM has also retained Proxy Advantage, a division of PFPC Inc. ("Proxy Advantage") to provide proxy solicitation services in connection with the Meeting at an estimated cost of $2,200. In addition, MCM may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by MCM.

   As the meeting date approaches, shareholders of the Large-Cap Growth Fund may receive a call from a representative of MCM or Proxy Advantage if the Fund has not yet received its vote. Authorization to permit MCM or Proxy Advantage to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Large-Cap Growth Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Large-Cap Growth Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the MCM or Proxy Advantage representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail.

   If the shareholder information solicited agrees with the information provided to MCM or Proxy Advantage by the Large-Cap Growth Fund, the MCM or Proxy Advantage representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The MCM or Proxy Advantage representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. MCM or Proxy Advantage will record the shareholder's instructions on the card. Within 72 hours, MCM or Proxy Advantage will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call MCM or Proxy Advantage immediately if the shareholder's instructions are not correctly reflected in the confirmation.

Quorum

   The holders of one-third of the shares of the Large-Cap Growth Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.

Vote Required

   Election of the Nominees for Directors of the Company must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the Large-Cap Growth Fund, with all classes voting together and not by class. Shareholders of the Large-Cap Growth Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker "Non-Votes"

   For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will effectively be a vote against adjournment and against Proposals 2, for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

Adjournments

   In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Share Information

   The chart below lists the number of shares of each class of the Large-Cap Growth Fund that were outstanding as of the close of business on the Record
Date:

                       Shares Outstanding on Record Date


                                        Large-Cap
                             Class     Growth Fund
                             -----    -------------
                             Class A    269,496.179
                             Class B    607,141.003
                             Class II   349,618.558
                             Class K        545.356
                             Class Y  2,310,310.274




   On February 12, 2003, to the knowledge of the Company, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Funds:


                                                         Type of   Percentage
   Name of Fund        Name and Address of Owner        Ownership   of Fund
   ------------ --------------------------------------- ---------- ----------
   Large-Cap    Calhoun & Co                            Record       12.1%
   Growth Fund  c/o Comerica Bank
                Attn: Mutual Funds Unit Mc 3446
                PO Box 75000
                Detroit, MI 48275-3446
   Large-Cap    Munder Fund of Funds                    Beneficial   50.3%
   Growth Fund  Attn: Dawn McKendrick
                Munder Capital Management
                480 Pierce Street
                Birmingham, MI 48009
   Large-Cap    Merrill Lynch Pierce Fenner & Smith FBO Record        6.2%
   Growth Fund  the Sole Benefit of its Customers
                Attn: Fund Administration (97xxx)
                4800 Deer Lake Dr E 2nd Fl
                Jacksonville, FL 32246-6484





   The Company has been advised by MCM, Comerica Bank, an affiliate of MCM and Munder Fund of Funds, a mutual fund for which MCM serves as investment adviser, that each intends to vote the shares of the Large-Cap Growth Fund over which it has voting power FOR and AGAINST each proposal at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST that proposal by other shareholders of the Large-Cap Growth Fund. MCM's economic interest in such shares, which are primarily held for the benefit of its clients, is less than 1%. Comerica's economic interest in such shares, which are primarily held for the benefit of its customers, is 12.1%. Munder Fund of Fund's economic interest in such shares, which are primarily held for the benefit of its customers, is 50.3%.


   As of the Record Date, each of the Nominees, Directors and executive officers of the Company beneficially owned individually, and owned collectively as a group, less than 1% of the outstanding shares of the Large-Cap Growth Fund.

   The votes of the shareholders of the Multi-Season Growth Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of the Multi-Season Growth Fund will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

   THE DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE LARGE-CAP GROWTH FUND TO THE MULTI-SEASON GROWTH FUND, THE TERMINATION OF THE LARGE-CAP GROWTH FUND AND THE DISTRIBUTION OF SHARES OF THE MULTI-SEASON GROWTH FUND TO SHAREHOLDERS OF THE LARGE-CAP GROWTH FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

                                   EXHIBIT A

                            THE MUNDER FUNDS, INC.

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this
       day of       , 2003, by The Munder Funds, Inc., a Maryland corporation
("Company"), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder Multi-Season Growth Fund ("Acquiring Fund"), a separate series of the Company, and the Munder Large-Cap Growth Fund ("Acquired Fund"), also a separate series of the Company.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class K and Class Y shares of common stock ($0.01 par value per share) of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

   WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

   WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

   1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class (Class A, Class B, Class II, Class K and Class Y, respectively), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

   1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date (collectively, "Assets").

   1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1

("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be so credited to Class A, Class B, Class II, Class K and Class Y Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of common stock ($0.01 par value per share) of the Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although shares certificates representing interests in Class A, Class B, Class II, Class K and Class Y Acquired Fund Shares will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares in connection with such exchange.

   1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

   1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

   2.1. The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company's Board of Directors.

   2.2. The net asset value of a Class A, Class B, Class C, Class K and Class Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Directors.

   2.3. The number of the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class II, Class K and Class Y of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

   2.4. All computations of value shall be made by State Street Bank and Trust Company, in its capacity as sub-administrator for the Company, and shall be subject to confirmation by the Company's administrator and independent accountants.

3. CLOSING AND CLOSING DATE

   3.1. The Closing Date shall be April 25, 2003, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other place as the parties may agree.

   3.2. The Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver to the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the

Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

   3.3. The Company shall direct PFPC, Inc., in its capacity as transfer agent for the Company ("Transfer Agent"), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class II, Class K and Class Y shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

   3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

   4.1. Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

      (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class B, Class II, Class K and Class Y Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Valuation Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

      (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

      (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

      (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2002 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (j) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

      (k) Since June 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

      (l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (n) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

      (o) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (p) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

      (q) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

   4.2. Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Company's Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

      (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Company, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

      (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;

      (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

      (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2002 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 (unaudited) are, or will be when sent to Acquiring Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquired Fund) present or will present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

      (j) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (j), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

      (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (l) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

      (m) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (n) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (o) The Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

      (p) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (q) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

   5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

   5.2. The Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3. The Acquired Fund covenants that the Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

   5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.5. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(q)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

   5.6. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

   5.7. The Company, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Company's, on behalf of the Acquiring Fund's, title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

   5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1. All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   6.2. The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

   6.3. The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and

   6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Company, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

   7.3. The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the

Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

   7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

   7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

   7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

   If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Company, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

   8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Charter and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Company may not waive the conditions set forth in this paragraph 8.1;

   8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

   8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

   8.5. The parties shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9. INDEMNIFICATION

   9.1. The Company, out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   9.2. The Company, out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. BROKERAGE FEES AND EXPENSES

   10.1. The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   10.2. The expenses relating to the proposed Reorganization will be borne solely by Munder Capital Management and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

   This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class K and Class Y Acquiring Fund Shares to be issued to the Class A, Class B, Class II, Class K and Class Y Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Company, 480 Pierce Street, Birmingham, MI 48009, attn: Stephen J. Shenkenberg, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter.

15. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.


THE MUNDER FUNDS, INC., on behalf of      THE MUNDER FUNDS, INC., on behalf of
  its MUNDER LARGE-CAP GROWTH FUND          its MUNDER MULTI-SEASON GROWTH FUND

By: ------------------------              By: ------------------------
    Name:                                     Name:
    Title:                                    Title:

                                    PART B

                            THE MUNDER FUNDS, INC.

                        Munder Multi-Season Growth Fund

                               -----------------

                      Statement of Additional Information


                                March 10, 2003


                               -----------------

             Acquisition of the Assets  By and in Exchange for
              and Liabilities of        Shares of
             Munder Large-Cap Growth    Munder Multi-Season
              Fund                      Growth Fund
             ("Large-Cap Growth Fund")  ("Multi-Season Growth
             (a series of The Munder    Fund")
              Funds, Inc.)              (a series of The Munder
             480 Pierce Street,         Funds, Inc.)
              Birmingham, MI 48009      480 Pierce Street,
                                        Birmingham, MI 48009


   This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated March 10, 2003, relating specifically to the proposed transfer of all of the assets of the Large-Cap Growth Fund to the Multi-Season Growth Fund and the assumption of all the liabilities of the Large-Cap Growth Fund in exchange for shares of the Multi-Season Growth Fund having an aggregate value equal to those of the Large-Cap Growth Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to The Munder Funds, Inc., 480 Pierce Street, Birmingham, MI 48009 or call (800) 468-6337. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:



   (1) (i) the current Prospectus for the Large-Cap Growth Fund (Class A, Class B, Class II and Class Y shares) dated October 31, 2002 (previously filed on EDGAR, Accession No: 0000940180-02-001725), as supplemented on February 13, 2003 (previously filed on EDGAR, Accession No:
       0000950131-03-000628); (ii) the Prospectus for the Multi-Season Growth Fund (Class A, Class B, Class C and Class Y shares) dated October 31, 2002 (previously filed on EDGAR, Accession No: 0000940180-02-001725), as supplemented on February 13, 2003 (previously filed on EDGAR, Accession
       No: 0000950131-03-000628 ); and (iii) the Prospectus for the Large-Cap Growth Fund and Multi-Season Growth Fund (Class K shares) dated October 31, 2002 (previously filed on EDGAR, Accession No:
       0000940180-02-001725), as supplemented on February 13, 2003 (previously filed on EDGAR, Accession No: 0000950131-03-000628);

   (2) The Statement of Additional Information of The Munder Funds, Inc. dated October 31, 2002 (previously filed on EDGAR, Accession No:
       0000940180-02-001725);

   (3) Annual Report to Shareholders of The Munder Funds, Inc. (Class A, Class B, Class C, Class II and Class Y shares) for the fiscal year ended June 30, 2002 (previously filed on EDGAR, Accession No: 0000950124-02-002874);


   (4) Semi-Annual Report to Shareholders of The Munder Funds, Inc. (Class A, Class B, Class C, Class II and Class Y shares) for the year ended December 31, 2002 (previously filed on EDGAR, Accession No:
       0000950124-03-000526);


   (5) Annual Report to Shareholders of The Munder Funds, Inc. (Class K shares) for the fiscal year ended June 30, 2002 (previously filed on EDGAR, Accession No.: 0000950124-02-002874);


   (6) Semi-Annual Report to Shareholders of The Munder Funds, Inc. (Class K shares) for the year ended December 31, 2002 (previously filed on EDGAR, Accession No.: 0000950124-03-000526);



   (7) Pro forma financial statements of the Large-Cap Growth Fund and the Multi-Season Growth Fund giving effect to the proposed Reorganization described in the Proxy Statement/Prospectus as of June 30, 2002; and



   (8) Pro forma financial statements of the Large-Cap Growth Fund and the Multi-Season Growth Fund giving effect to the proposed Reorganization described in the Proxy Statement/Prospectus as of December 31, 2002.


                        Pro Forma Financial Statements


   Shown below are unaudited pro forma financial statements for the combined Multi-Season Growth Fund, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated March 10, 2003, had been consummated as of June 30, 2002. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Fund, with certain adjustments to reflect subsequent events that have had an impact on the level of the fees and expenses of the Funds since June 30, 2002, including


   (i) the full annual impact of a new fee arrangement with the Funds' transfer agent that became effective January 1, 2002;

  (ii) the full annual impact of a contractual fee waiver arrangement with the Funds' transfer agent, effective March 1, 2002, under which the transfer agent waives fees charged to a Fund in an amount equivalent to the servicing fees the transfer agent collects from the Fund's shareholders in connection with servicing shareholder accounts below certain minimum balances; and

 (iii) the full annual impact of a new administrative services arrangement with Munder Capital Management effective June 1, 2002.

   Also shown below are unaudited pro forma financial statements for the combined Multi-Season Growth Fund, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated March 10, 2003, had been consummated as of December 31, 2002. We have estimated these pro forma numbers in good faith, based on information contained in the Semi-Annual Reports for the period ended December 31, 2002 for each class of shares for each Fund.



   Additional information regarding the performance of the Funds is contained in "Management's Discussion of Fund Performance and Financial Highlights" in the Proxy Statement/Prospectus.



   In each case, the first table presents pro forma Statements of Assets and Liabilities for the combined Multi-Season Growth Fund. The second table presents pro forma Statements of Operations for the combined Multi-Season Growth Fund. The third table presents a pro forma Portfolio of Investments for the combined Multi-Season Growth Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                        Munder Multi-Season Growth Fund


                    Pro Forma Combining Financial Statements

                                 June 30, 2002

                                   (Unaudited)

                             The Munder Funds, Inc.
                        Munder Multi-Season Growth Fund
             Pro Forma Combining Statement of Assets and Liabilities
                                 June 30, 2002
                                   (Unaudited)

                                                            Munder             Munder                                   Pro Forma
                                                       Large-Cap Growth  Multi-Season Growth                             Combined
                                                             Fund               Fund            Adjustments              (Note 1)
                                                       ----------------  -------------------    -------------         -------------
ASSETS:
  Investments, at value (See accompanying schedules)
    Securities                                          $  27,612,915       $ 244,905,986       $        --           $ 272,518,901
    Repurchase agreements                                        --             5,051,000                --               5,051,000
                                                        -------------       -------------       -------------         -------------
  Total Investments                                        27,612,915         249,956,986                --             277,569,901
  Cash                                                           --                    97                --                      97
  Interest receivable                                            --                   779                --                     779
  Dividends receivable                                         14,135             146,108                --                 160,243
  Receivable for investment securities sold                   785,422           3,785,611                --               4,571,033
  Receivable for Fund shares sold                               9,194              51,261                --                  60,455
  Prepaid expenses and other assets                            22,574              34,202                --                  56,776
                                                        -------------       -------------       -------------         -------------
      Total Assets                                         28,444,240         253,975,044                --             282,419,284
                                                        -------------       -------------       -------------         -------------
LIABILITIES:
  Due to custodian                                            247,134                --                  --                 247,134
  Payable for Fund shares redeemed                            209,403             584,875                --                 794,278
  Payable for investment securities purchased                 400,482                --                  --                 400,482
  Payable upon return of securities loaned                       --             1,969,000                --               1,969,000
  Investment advisory fees payable                             17,931             181,454                --                 199,385
  Administration fees payable                                   2,704              31,822                --                  34,526
  Shareholder servicing fees payable                             --                27,732                --                  27,732
  Distribution fees payable                                    11,780              22,343                --                  34,123
  Transfer agency/record keeping fees payable                  13,297              47,159                --                  60,456
  Custody fees payable                                          3,971               8,606                --                  12,577
  Trustees'/Directors' fees and expenses payable                  948              10,550                --                  11,498
  Accrued expenses and other payables                           2,907             107,556                --                 110,463
                                                        -------------       -------------       -------------         -------------
      Total Liabilities                                       910,557           2,991,097                --               3,901,654
                                                        -------------       -------------       -------------         -------------
      NET ASSETS                                        $  27,533,683       $ 250,983,947       $        --           $ 278,517,630
                                                        =============       =============       =============         =============
  Investments, at cost                                  $  32,327,102       $ 226,662,179       $        --           $ 258,989,281
                                                        =============       =============       =============         =============

NET ASSETS CONSIST OF:
  Accumulated net investment loss                       $        (353)      $      (6,022)      $        --           $      (6,375)
  Accumulated net realized loss on investment
    securities                                            (13,146,155)        (34,062,280)               --             (47,208,435)
  Net unrealized appreciation/(depreciation)
    of investments                                         (4,714,187)         23,294,807                --              18,580,620
  Par value                                                    46,031             213,383                --                 259,414
  Paid-in capital in excess of par value                   45,348,347         261,544,059                --             306,892,406
                                                        -------------       -------------       -------------         -------------
      TOTAL NET ASSETS:                                 $  27,533,683       $ 250,983,947       $        --           $ 278,517,630
                                                        =============       =============       =============         =============

Class A:
  Net assets                                            $   2,017,097       $  32,254,762       $        --           $  34,271,859
  Shares outstanding                                          334,927           2,752,728            (162,820)(a)         2,924,835
  Net asset value per share                             $        6.02       $       11.72       $        --           $       11.72
  Maximum offering price per share                      $        6.37       $       12.40       $        --           $       12.40

Class B:
  Net assets                                            $   4,163,110       $  12,601,520       $        --           $  16,764,630
  Shares outstanding                                          702,682           1,171,940            (315,416)(a)         1,559,206
  Net asset value per share                             $        5.92       $       10.75       $        --           $       10.75

Class C:
  Net assets                                            $        --         $   4,153,397       $   7,982,651 (b)     $  12,136,048
  Shares outstanding                                             --               382,972             735,728 (b)         1,118,700
  Net asset value per share                             $        --         $       10.85       $        --           $       10.85

Class II:
  Net assets                                            $   7,982,651       $        --         $  (7,982,651)(b)     $        --
  Shares outstanding                                        1,351,187                --            (1,351,187)(b)              --
  Net asset value per share                             $        5.91       $        --         $        --           $        --
  Maximum offering price per share                      $        5.97       $        --         $        --           $        --

Class K:
  Net assets                                            $       3,286       $ 121,484,967       $        --           $ 121,488,253
  Shares outstanding                                              545          10,347,761                (265)(a)        10,348,041
  Net asset value per share                             $        6.03       $       11.74       $        --           $       11.74

Class Y:
  Net assets                                            $  13,367,539       $  80,489,301       $        --           $  93,856,840
  Shares outstanding                                        2,213,712           6,682,913          (1,103,451)(a)         7,793,174
  Net asset value per share                             $        6.04       $       12.04       $        --           $       12.04

(a) Adjustment to reflect the issuance of Munder Multi-Season Growth Fund shares in exchange for shares of Munder Large-Cap Growth Fund in connection with the proposed reorganization.

(b) Adjustment to reflect the issuance of Munder Multi-Season Growth Fund Class C Shares in exchange for Munder Large-Cap Growth Fund Class II Shares in connection with the proposed reorganization.

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                  Pro Forma Combining Statement of Operations
                  For the Year Ended June 30, 2002 (Unaudited)


                                                           Munder             Munder                                  Pro Forma
                                                      Large-Cap Growth   Multi-Season Growth                           Combined
                                                            Fund               Fund                Adjustments         (Note 1)
                                                      ----------------   -------------------       -----------         --------
INVESTMENT INCOME:
   Interest                                              $     9,590         $    102,805           $    -          $    112,395
   Dividends(a)                                              140,692            3,571,981                -             3,712,673
   Securities lending                                              -               37,859                -                37,859
                                                         -----------         ------------           --------        ------------
        Total Investment Income                              150,282            3,712,645                -             3,862,927
                                                         -----------         ------------           --------        ------------
EXPENSES:
   Distribution and shareholder servicing fees:
     Class A Shares                                            3,327              101,962                -               105,289
     Class B Shares                                           24,032              189,732                -               213,764
     Class C Shares                                              -                 60,120                -                60,120
     Class II Shares                                          44,719                  -                  -                44,719
   Shareholder servicing fees:
     Class K Shares                                                1              396,391                -               396,392
   Investment advisory fees                                  166,135            2,727,808                -             2,893,943
   Administration fees                                        24,019              390,886            102,681 (b)         517,586
   Transfer agency/record keeping fees                        31,980               59,505            (16,730)(c),(d)      74,755
   Custody fees                                               20,741               55,768                -                76,509
   Legal and audit fees                                        4,106               75,493             (1,016)(d)          78,583
   Trustees'/Directors' fees and expenses                      1,282               23,572                -                24,854
   Registration and filing fees                               35,915               50,841            (32,324)(d)          54,432
   Other                                                      14,043              127,402                -               141,445
                                                         -----------         ------------           --------        ------------
        Total Expenses                                       370,300            4,259,480             52,611           4,682,391
   Fees waived by transfer agent                              (1,833)              (1,979)            (3,812)(e)          (7,624)
                                                         -----------         ------------           --------        ------------
   Net Expenses                                              368,467            4,257,501             48,799           4,674,767
                                                         -----------         ------------           --------        ------------
NET INVESTMENT LOSS                                         (218,185)            (544,856)           (48,799)           (811,840)
                                                         -----------         ------------           --------        ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss from security transactions           (6,920,697)         (34,062,280)               -           (40,982,977)
   Net change in unrealized appreciation/depreciation
    of investments                                        (1,899,484)         (50,524,606)               -           (52,424,090)
                                                         -----------         ------------           --------        ------------
        Net realized and unrealized loss on investments   (8,820,181)         (84,586,886)               -           (93,407,067)
                                                         -----------         ------------           --------        ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                             $(9,038,366)        $(85,131,742)          $(48,799)       $(94,218,907)
                                                         ===========         ============           ========        ============


(a) The Munder Multi-Season Growth Fund Dividends are net of foreign withholding taxes of $28,980.

(b) Adjustment to reflect the full year impact of a new administration contract which was effective June 1, 2002.

(c) Adjustment to reflect the full year impact of a new transfer agent contract which was effective January 1, 2002.

(d) Reductions reflect elimination of duplicate charges when the two funds become one.

(e) Adjustment to reflect the full year impact of a new transfer agent fee-waiver contract which was effective March 1, 2002.

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                   Pro Forma Combining Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)



   Munder        Munder        Pro                                                       Munder         Munder            Pro
 Large-Cap    Multi-Season    Forma                                                    Large-Cap     Multi-Season        Forma
  Growth        Growth      Combined                                                    Growth          Growth          Combined
   Fund          Fund       (Note 1)                                                      Fund           Fund           (Note 1)
  Shares        Shares       Shares              Description                             Value           Value           Value
----------    ------------   --------    ----------------------------------------      ---------     ------------      ---------
                                         COMMON STOCKS - 97.1% ++

                                           Aerospace & Defense -- 1.8%
  5,400        42,400         47,800       General Dynamics Corporation               $  574,290      $ 4,509,240      $ 5,083,530
                                                                                      ----------      -----------      -----------


                                           Banks -- 3.5%
    -          16,300         16,300         BB&T Corporation                                -            629,180          629,180
    -          81,600         81,600         Mellon Financial Corporation                    -          2,564,688        2,564,688
  4,450        19,700         24,150         North Fork Bancorporation, Inc.             177,155          784,257          961,412
    -          13,000         13,000         TCF Financial Corporation                       -            638,300          638,300
    -          42,400         42,400         Washington Mutual, Inc.                         -          1,573,464        1,573,464
    -          68,600         68,600         Wells Fargo & Company                           -          3,434,116        3,434,116
                                                                                      ----------      -----------      -----------
                                                                                         177,155        9,624,005        9,801,160
                                                                                      ----------      -----------      -----------
                                           Beverages -- 6.1%
 13,900       164,800        178,700         Anheuser-Busch Companies, Inc.              695,000        8,240,000        8,935,000
    -          58,800         58,800         Pepsi Bottling Group, Inc.                      -          1,811,040        1,811,040
 20,097       107,700        127,797         PepsiCo, Inc.                               968,675        5,191,140        6,159,815
                                                                                      ----------      -----------      -----------
                                                                                       1,663,675       15,242,180       16,905,855
                                                                                      ----------      -----------      -----------

                                           Biotechnology -- 1.2%
  6,815        58,800         65,615         Amgen, Inc. +                               285,412        2,462,544        2,747,956
 10,850           -           10,850         Enzon, Inc. +                               272,552              -            272,552
  9,570           -            9,570         MedImmune, Inc. +                           252,648              -            252,648
                                                                                      ----------      -----------      -----------
                                                                                         810,612        2,462,544        3,273,156
                                                                                      ----------      -----------      -----------

                                           Chemicals -- 0.7%
    -          39,100         39,100         Sigma-Aldrich Corporation                       -          1,960,865        1,960,865
                                                                                      ----------      -----------      -----------
                                           Commercial Services & Supplies -- 3.0%
    -          94,600         94,600         Automatic Data Processing, Inc.                 -          4,119,830        4,119,830
 23,500       110,900        134,400         Concord EFS, Inc. +                         708,290        3,342,526        4,050,816
  4,350           -            4,350         Corporate Executive Board Company +         148,987              -            148,987
  3,300           -            3,300         Weight Watchers International, Inc. +       143,352              -            143,352
                                                                                      ----------      -----------      -----------
                                                                                       1,000,629        7,462,356        8,462,985
                                                                                      ----------      -----------      -----------

                                           Communication Equipment -- 1.7%
 24,500           -           24,500         Brocade Communications Systems, Inc. +      428,260              -            428,260
 48,055       218,700        266,755         Cisco Systems, Inc. +                       670,367        3,050,865        3,721,232
  5,225           -            5,225         QUALCOMM, Inc. +                            143,635              -            143,635
 21,750           -           21,750         UTStarcom, Inc. +                           438,698              -            438,698
                                                                                      ----------      -----------      -----------
                                                                                       1,680,960        3,050,865        4,731,825
                                                                                      ----------      -----------      -----------

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                        Munder Multi-Season Growth Fund
                  Pro Forma Combining Schedule of Investments
                                 June 30, 2002
                                  (Unaudited)


  Munder        Munder         Pro                                                         Munder          Munder        Pro
Large-Cap    Multi-Season     Forma                                                       Large-Cap    Multi-Season     Forma
  Growth        Growth       Combined                                                      Growth         Growth       Combined
   Fund          Fund        (Note 1)                                                       Fund           Fund         (Note 1)
  Shares        Shares        Shares                 Description                            Value          Value         Value
---------    ------------   ---------   ----------------------------------------------   ----------    ------------   -----------
                                        COMMON STOCKS--(Continued)++

                                        Computers & Peripherals--2.4%
 14,485              -       14,485        EMC Corporation +                             $  109,362    $         -    $   109,362
  2,925         84,900       87,825        International Business Machines Corporation      210,600      6,112,800      6,323,400
  5,050              -        5,050        Lexmark International, Inc., Class A +           274,720              -        274,720
                                                                                         ----------    -----------    -----------
                                                                                            594,682      6,112,800      6,707,482
                                                                                         ----------    -----------    -----------

                                        Diversified Financials--7.5%
  5,250              -        5,250        AmeriCredit Corporation +                        147,263              -        147,263
  3,700         65,300       69,000        Capital One Financial Corporation                225,885      3,986,565      4,212,450
  8,971        190,218      199,189        Citigroup, Inc.                                  347,626      7,370,947      7,718,573
 11,030         97,900      108,930        Freddie Mac                                      675,036      5,991,480      6,666,516
      -         45,600       45,600        Household International, Inc.                          -      2,266,320      2,266,320
                                                                                         ----------    -----------    -----------
                                                                                          1,395,810     19,615,312     21,011,122
                                                                                         ----------    -----------    -----------

                                        Diversified Telecommunication Services--3.5%
      -        166,500      166,500        SBC Communications                                     -      5,078,250      5,078,250
  5,900        110,900      116,800        Verizon Communications, Inc.                     236,885      4,452,635      4,689,520
                                                                                         ----------    -----------    -----------
                                                                                            236,885      9,530,885      9,767,770
                                                                                         ----------    -----------    -----------

                                        Energy Equipment & Services--1.3%
      -         91,400       91,400        BJ Services Company +                                  -      3,096,632      3,096,632
 10,075              -       10,075        Noble Corporation +                              388,895              -        388,895
                                                                                         ----------    -----------    -----------
                                                                                            388,895      3,096,632      3,485,527
                                                                                         ----------    -----------    -----------
                                        Food & Drug Retailing--4.3%
      -        150,100      150,100        Safeway, Inc. +                                        -      4,381,419      4,381,419
  6,520        267,600      274,120        SYSCO Corporation                                177,474      7,284,072      7,461,546
  3,450              -        3,450        Walgreen Company                                 133,274              -        133,274
                                                                                         ----------    -----------    -----------
                                                                                            310,748     11,665,491     11,976,239
                                                                                         ----------    -----------    -----------

                                        Food Products--0.1%
 13,400              -       13,400        Smithfield Foods, Inc. +                         248,570              -        248,570
                                                                                         ----------    -----------    -----------

                                        Health Care Equipment & Supplies--2.9%
  6,700        101,200      107,900        Baxter International, Inc.                       297,815      4,498,340      4,796,155
  8,150        117,500      125,650        Biomet, Inc.                                     221,028      3,186,600      3,407,628
                                                                                         ----------    -----------    -----------
                                                                                            518,843      7,684,940      8,203,783
                                                                                         ----------    -----------    -----------

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                   Pro Forma Combining Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Munder      Munder        Pro                                                           Munder          Munder          Pro
Large-Cap  Multi-Season    Forma                                                        Large-Cap      Multi-Season      Forma
  Growth      Growth     Combined                                                         Growth          Growth        Combined
   Fund        Fund      (Note 1)                                                          Fund            Fund         (Note 1)
  Shares      Shares      Shares                      Description                         Value           Value           Value
---------  ------------  --------     -----------------------------------------------   ---------      -------------    ---------

                                      COMMON STOCKS -- (Continued) ++

                                      Health Care Providers & Services -- 4.2%
  18,275          -       18,275        AdvancePCS +                                    $  437,503     $        -     $   437,503
   4,920      97,900     102,820        Cardinal Health, Inc.                              302,137       6,012,039      6,314,176
  15,125                  15,125        Community Health Care +                            405,350              -         405,350
   6,250          -        6,250        Express Scripts, Inc. +                            313,188              -         313,188
  28,100          -       28,100        Health Management Associates, Inc. +               566,215              -         566,215
      -       26,200      26,200        Tenet Healthcare Corporation +                          -        1,874,610      1,874,610
   6,250      32,600      38,850        Universal Health Services, Inc., Class B +         306,250       1,597,400      1,903,650
                                                                                        ----------     -----------    -----------
                                                                                         2,330,643       9,484,049     11,814,692
                                                                                        ----------     -----------    -----------

                                      Hotels, Restaurants & Leisure -- 4.8%
      -       95,000      95,000        Brinker International, Inc. +                           -        3,016,250      3,016,250
  12,325     191,000     203,325        Darden Restaurants, Inc.                           304,428       4,717,700      5,022,128
  10,150          -       10,150        Ruby Tuesday, Inc.                                 196,910              -         196,910
      -      127,300     127,300        Wendy's International, Inc.                             -        5,070,359      5,070,359
                                                                                        ----------     -----------    -----------
                                                                                           501,338      12,804,309     13,305,647
                                                                                        ----------     -----------    -----------

                                      Industrial Conglomerates -- 3.6%
  61,420     287,300     348,720        General Electric Company                         1,784,251       8,346,065     10,130,316
                                                                                        ----------     -----------    -----------

                                      Insurance -- 7.5%
  13,415     139,921     153,336        American International Group, Inc.                 915,305       9,546,810     10,462,115
      -       64,500      64,500        Marsh & McLennan Companies, Inc.                        -        6,230,700      6,230,700
      -       62,000      62,000        MGIC Investment Corporation                             -        4,203,600      4,203,600
                                                                                        ----------     -----------    -----------
                                                                                           915,305      19,981,110     20,896,415
                                                                                        ----------     -----------    -----------

                                      Internet Software & Services -- 0.1%
   5,850          -        5,850        Overture Services, Inc. +                          142,740              -         142,740
                                                                                        ----------     -----------    -----------

                                      IT Consulting & Services -- 2.1%
   3,750      68,600      72,350        Affiliated Computer Services, Inc., Class A +      178,050       3,257,128      3,435,178
      -       68,600      68,600        Electronic Data Systems Corporation                     -        2,548,490      2,548,490
                                                                                        ----------     -----------    -----------
                                                                                           178,050       5,805,618      5,983,668
                                                                                        ----------     -----------    -----------

                                      Media -- 1.3%
  10,850          -       10,850        Comcast Corporation, Class A (non-voting) +        258,664              -         258,664
   4,250      67,700      71,950        Omnicom, Inc.                                      194,650       3,100,660      3,295,310
                                                                                        ----------     -----------    -----------
                                                                                           453,314       3,100,660      3,553,974
                                                                                        ----------     -----------    -----------

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                        Munder Multi-Season Growth Fund
                  Pro Forma Combining Schedule of Investments
                                 June 30, 2002
                                  (Unaudited)


  Munder        Munder         Pro                                                     Munder         Munder            Pro
Large-Cap    Multi-Season     Forma                                                  Large-Cap     Multi-Season        Forma
  Growth        Growth      Combined                                                   Growth         Growth         Combined
   Fund          Fund       (Note 1)                                                    Fund           Fund          (Note 1)
  Shares        Shares       Shares                  Description                        Value          Value           Value
---------    ------------   --------    ----------------------------------------     ----------    ------------      ---------
                                        COMMON STOCKS--(Continued)++

                                        Multiline Retail -- 5.5%
   8,900              -       8,900          Dollar General Corporation               $  169,367    $         -     $   169,367
  16,000        124,100     140,100          Family Dollar Stores, Inc.                  564,000      4,374,525       4,938,525
       -         29,300      29,300          Kohl's Corporation +                              -      2,053,344       2,053,344
  21,750        124,100     145,850          Wal-Mart Stores, Inc.                     1,196,467      6,826,741       8,023,208
                                                                                      ----------    -----------     -----------
                                                                                       1,929,834     13,254,610      15,184,444
                                                                                      ----------    -----------     -----------

                                        Oil & Gas -- 6.7%
       -         45,600      45,600          Devon Energy Corporation                          -      2,247,168       2,247,168
       -        195,800     195,800          Exxon Mobil Corporation                           -      8,012,136       8,012,136
       -         50,900      50,900          Phillips Petroleum Company                        -      2,996,992       2,996,992
       -         97,900      97,900          Royal Dutch Petroleum Company, NYR                -      5,410,933       5,410,933
                                                                                      ----------    -----------     -----------
                                                                                               -     18,667,229      18,667,229
                                                                                      ----------    -----------     -----------

                                        Personal Products -- 0.1%
   5,000              -       5,000          Alberto-Culver Company, Class A             225,900              -         225,900
                                                                                      ----------    -----------     -----------

                                        Pharmaceuticals -- 8.5%
  14,625        163,200     177,825          Johnson & Johnson                           764,302      8,528,832       9,293,134
   8,550         52,300      60,850          King Pharmaceuticals, Inc. +                190,238      1,163,675       1,353,913
  51,725        182,800     234,525          Pfizer, Inc.                              1,810,375      6,398,000       8,208,375
  19,900         75,100      95,000          Wyeth                                     1,018,880      3,845,120       4,864,000
                                                                                      ----------    -----------     -----------
                                                                                       3,783,795     19,935,627      23,719,422
                                                                                      ----------    -----------     -----------

                                        Semiconductor Equipment & Products -- 3.0%
  15,600              -      15,600          Altera Corporation +                        212,160              -         212,160
   9,800              -       9,800          Broadcom Corporation, Class A +             171,892              -         171,892
  40,210        218,700     258,910          Intel Corporation                           734,637      3,995,649       4,730,286
  12,900              -      12,900          Marvell Technology Group Ltd. +             256,581              -         256,581
       -         55,500      55,500          Maxim Integrated Products, Inc. +                 -      2,127,315       2,127,315
   7,200              -       7,200          Micron Technology, Inc. +                   145,584              -         145,584
   4,000              -       4,000          Novellus Systems, Inc. +                    136,000              -         136,000
  22,375              -      22,375          Texas Instruments, Inc.                     530,287              -         530,287
                                                                                      ----------    -----------     -----------
                                                                                       2,187,141      6,122,964       8,310,105
                                                                                      ----------    -----------     -----------

                                        Software -- 4.8%
       -         72,000      72,000          Advent Software, Inc. +                           -      1,850,400       1,850,400
  18,475              -      18,475          Amdocs Ltd. +                               139,486              -         139,486
   6,850              -       6,850          Mercury Interactive Corporation +           157,276              -         157,276
  20,495        176,200     196,695          Microsoft Corporation +                   1,121,077      9,638,140      10,759,217
  10,900              -      10,900          Quest Software, Inc. +                      158,377              -         158,377
  14,650              -      14,650          Siebel Systems, Inc. +                      208,323              -         208,323
                                                                                      ----------    -----------     -----------
                                                                                       1,784,539     11,488,540      13,273,079
                                                                                      ----------    -----------     -----------

                  See Notes to Pro Forma Financial Statements

                             The Munder Funds, Inc.
                        Munder Multi-Season Growth Fund
                  Pro Forma Combining Schedule of Investments
                                 June 30, 2002
                                  (Unaudited)


  Munder     Munder        Pro                                                                 Munder        Munder         Pro
Large-Cap Multi-Season    Forma                                                              Large-Cap    Multi-Season     Forma
  Growth     Growth     Combined                                                               Growth        Growth      Combined
   Fund       Fund      (Note 1)                                                                Fund          Fund       (Note 1)
  Shares     Shares      Shares                          Description                            Value         Value        Value
--------- ------------ ---------- ------------------------------------------------------   ------------- -------------   -----------
                                  COMMON STOCKS -- (Continued) ++

                                  Specialty Retail--4.1%
    4,400        -        4,400      AutoZone, Inc. +                                       $   340,120  $        -    $    340,120
      -       29,300     29,300      Bed Bath & Beyond, Inc. +                                        -     1,105,782     1,105,782
   31,075     99,600    130,675      Home Depot, Inc.                                         1,141,385     3,658,308     4,799,693
      -      104,400    104,400      Lowes Companies, Inc.                                          -       4,739,760     4,739,760
   11,350        -       11,350      O'Reilly Automotive, Inc. +                                312,806           -         312,806
                                                                                            -----------  ------------  ------------
                                                                                              1,794,311     9,503,850    11,298,161
                                                                                            -----------  ------------  ------------
                                  Tobacco--0.9%
      -       55,500     55,500      Philip Morris Companies, Inc.                                    -     2,424,240     2,424,240
                                                                                            -----------  ------------  ------------
                                     TOTAL COMMON STOCKS - (COST $251,969,281) ++            27,612,915   242,936,986   270,549,901
                                                                                            -----------  ------------  ------------
                                     REPURCHASE AGREEMENT (Cost $5,051,000)--1.8% *                 -       5,051,000     5,051,000
                                                                                            -----------  ------------  ------------
                                     OTHER INVESTMENTS (Cost $1,969,000)--0.7% **                   -       1,969,000     1,969,000
                                                                                            -----------  ------------  ------------

                                     TOTAL INVESTMENTS - (COST $258,989,281 ***) -- 99.7%    27,612,915   249,956,986   277,569,901
                                     OTHER ASSETS AND LIABILITIES (NET) -- 0.3%                 (79,232)    1,026,961       947,729
                                                                                            -----------  ------------  ------------
                                     NET ASSETS -- 100%                                     $27,533,683  $250,983,947  $278,517,630
                                                                                            ===========  ============  ============

                                     +   Non-income producing security

                                     ++  Holdings listed are as of June 30, 2002. Changes have occurred in the security positions of each fund subsequent to June 30, 2002 as a result of normal trading practices. No holdings of the Munder Large-Cap Growth Fund are expected to require liquidation in the merged environment due to prospectus or other limitations.

                                      ABBREVIATION:
                                      NYR - New York Registered Shares

                                     *   Agreement with State Street Bank and Trust Company, 1.850% dated
                                         06/28/2002, to be repurchased at $5,051,779, on 07/01/2002, collateralized by $4,660,000 U.S. Treasury Note, 6.000% maturing 08/15/2009 (value
                                         $5,155,125)

                                     **  As of June 30, 2002 the market value of the securities on loan is
                                         $1,850,400. Collateral received for securities loaned of $1,969,000 is invested in State Street Navigator Securities Lending Trust-Prime
                                         Portfolio.

                                     *** Aggregate cost for Federal tax purposes is $259,943,610.

                   See Notes to Pro Forma Financial Statements

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

1.   Basis of Combination -

     The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations reflect the accounts of the Munder Large-Cap Growth Fund and the Munder Multi-Season Growth Fund (the "Funds") at and for the year ended June 30, 2002. These statements have been derived from the Funds' books and records utilized in calculating daily net asset value at June 30, 2002.

     The pro forma statements give effect to the proposed transfer of the assets and assumption of liabilities of Munder Large-Cap Growth Fund in exchange for shares of Munder Multi-Season Growth Fund. In accordance with generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods for Munder Multi-Season Growth Fund will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligation under the Agreement and Plan of Reorganization as these expenses will be paid by the Advisor, Munder Capital Management.

     The Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information.

2.   Portfolio Valuation -

     Portfolio securities of both the Munder Large-Cap Growth Fund and Munder Multi-Season Growth Fund are stated at market value.

3.   Capital Shares -

     The pro forma net asset value per share assumes the issuance of shares of Munder Multi-Season Growth Fund which would have been issued at June 30, 2002 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of each class of shares of the Munder Large-Cap Growth Fund as of June 30, 2002 divided by the net asset value per share of the corresponding class of shares of the Munder Multi-Season Growth Fund as of June 30, 2002. The pro forma total number of shares outstanding of 23,743,956 consists of 2,405,642 additional shares assumed issued in the reorganization plus 21,338,314 shares of Munder Multi-Season Growth Fund outstanding at June 30, 2002.

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund

                    Pro Forma Combining Financial Statements

                                December 31, 2002

                                   (Unaudited)

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
   Pro Forma Combining Statement of Assets and Liabilities December 31, 2002
                                   (Unaudited)


                                                             Munder         Munder
                                                            Large-Cap     Multi-Season                       Pro Forma
                                                             Growth         Growth                           Combined
                                                             Fund            Fund         Adjustments        (Note 1)
                                                           -----------   ------------     -----------      ------------
ASSETS:
   Investments, at value
     See accompanying schedule:
        Securities (a)                                     $18,834,330   $147,163,019     $         -      $165,997,349
        Repurchase agreement                                   273,000        777,000               -         1,050,000
                                                           -----------   ------------     -----------      ------------
   Total Investments                                        19,107,330    147,940,019               -       167,047,349
   Cash                                                            502            468               -               970
   Interest receivable                                               7             22               -                29
   Dividends receivable                                         16,962        132,339               -           149,301
   Receivable for Fund shares sold                              48,251         46,314               -            94,565
   Prepaid expenses and other assets                            19,430         35,886               -            55,316
                                                           -----------   ------------     -----------      ------------
        Total Assets                                        19,192,482    148,155,048               -       167,347,530
                                                           -----------   ------------     -----------      ------------
LIABILITIES:
   Payable for Fund shares redeemed                             54,937        553,876               -           608,813
   Payable upon return of securities loaned                          -      2,176,120               -         2,176,120
   Investment advisory fees payable                             12,412        103,906               -           116,318
   Transfer agency/record keeping fees payable                   8,068         53,665               -            61,733
   Distribution fees payable                                     5,401         17,086               -            22,487
   Administration fees payable                                   1,634         16,999               -            18,633
   Shareholder servicing fees payable                                -         13,320               -            13,320
   Directors' fees and expenses payable                          6,107         12,169               -            18,276
   Custody fees payable                                          2,275          3,759               -             6,034
   Accrued expenses and other payables                          10,424         76,550               -            86,974
                                                           -----------   ------------     -----------      ------------
        Total Liabilities                                      101,258      3,027,450               -         3,128,708
                                                           -----------   ------------     -----------      ------------
        NET ASSETS                                         $19,091,224   $145,127,598     $         -      $164,218,822
                                                           ===========   ============     ===========      ============
   Investments, at cost                                    $21,722,649   $139,285,268     $         -      $161,007,917
                                                           ===========   ============     ===========      ============

NET ASSETS CONSIST OF:
     Accumulated net investment loss                      $   (124,907)  $    (44,414)    $         -      $   (169,321)
     Accumulated net realized loss on investments sold     (18,807,256)   (47,534,927)              -       (66,342,183)
     Net unrealized appreciation/(depreciation) of
      investments                                           (2,615,319)     8,654,751               -         6,039,432
     Par value                                                  36,782        139,756               -           176,538
     Paid-in capital in excess of par value                 40,601,924    183,912,432               -       224,514,356
                                                          ------------   ------------     -----------      ------------
        TOTAL NET ASSETS:                                 $ 19,091,224   $145,127,598     $         -      $164,218,822
                                                          ============   ============     ===========      ============
   Class A:
     Net assets                                           $  1,822,217   $ 25,771,860     $         -      $ 27,594,077
     Shares outstanding                                        349,456      2,496,122        (172,970)(b)     2,672,608
     Net asset value per share                            $       5.21   $      10.32     $         -      $      10.32
     Maximum offering price per share                     $       5.51   $      10.92     $         -      $      10.93

   Class B:
     Net assets                                           $  3,128,223   $  8,820,413     $         -      $ 11,948,636
     Shares outstanding                                        612,139        933,917        (280,935)(b)     1,265,121
     Net asset value per share                            $       5.11   $       9.44     $         -      $       9.44

   Class C:
     Net assets                                           $          -   $  3,089,387       2,001,507 (c)  $  5,090,894
     Shares outstanding                                              -        324,444         210,198 (c)       534,642
     Net asset value per share                            $          -   $       9.52     $         -      $       9.52

   Class II:
     Net assets                                           $  2,001,507   $          -      (2,001,507)(c)  $          -
     Shares outstanding                                        393,281              -        (393,281)(c)             -
     Net asset value per share                            $       5.09   $          -     $         -      $          -
     Maximum offering price per share                     $       5.14   $          -     $         -      $          -

   Class K:
     Net assets                                           $      2,846   $ 43,672,027     $         -      $  43,674,873
     Shares outstanding                                            545      4,219,559            (270)(b)     4,219,834
     Net asset value per share                            $       5.22   $      10.35     $         -      $       10.35

   Class Y:
     Net assets                                           $ 12,136,431   $ 63,773,911     $         -      $  75,910,342
     Shares outstanding                                      2,322,784      6,001,601      (1,180,639)(b)      7,143,746
     Net asset value per share                            $       5.22   $      10.63     $         -      $       10.63

(a) Includes $2,103,084 of securities loaned for the Munder Multi-Season Growth Fund.
(b) Adjustment to reflect the issuance of Munder Multi-Season Growth Fund shares in exchange for shares of Munder Large-Cap Growth Fund in connection with the proposed reorganization.
(c) Adjustment to reflect the issuance of Munder Multi-Season Growth Fund Class C Shares in exchange for Munder Large-Cap Growth Fund Class II Shares in connection with the proposed reorganization.

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                   Pro Forma Combining Statement of Operations
                For the Six Month Period Ended December 31, 2002
                                   (Unaudited)

                                                              Munder               Munder                               Pro Forma
                                                         Large-Cap Growth    Multi-Season Growth                        Combined
                                                              Fund                 Fund              Adjustments        (Note 1)
                                                         ----------------    -------------------     -----------     --------------
INVESTMENT INCOME:

   Interest                                                  $    3,549           $     35,895        $     -         $     39,444
   Dividends(a)                                                  85,147              1,187,188              -            1,272,335
   Securities lending                                                 -                  4,232              -                4,232
                                                             ----------           ------------        -------         ------------
        Total Investment Income                                  88,696              1,227,315              -            1,316,011
                                                             ----------           ------------        -------         ------------
EXPENSES:
   Distribution and shareholder servicing fees:
     Class A Shares                                               2,111                 34,798              -               36,909
     Class B Shares                                              17,105                 49,978              -               67,083
     Class C Shares                                                   -                 17,646         19,694 (b)           37,340
     Class II Shares                                             19,694                      -        (19,694)(b)                -
   Shareholder servicing fees:
     Class K Shares                                                   4                105,678              -              105,682
   Investment advisory fees                                      84,110                740,841              -              824,951
   Administration fees                                           15,114                133,133              -              148,247
   Transfer agency/record keeping fees                           19,566                 71,919         (1,405)(c)           90,080
   Legal and audit fees                                          16,075                 21,593         (5,259)(c)           32,409
   Custody fees                                                   9,010                 20,807              -               29,817
   Registration and filing fees                                  13,138                 14,593        (11,824)(c)           15,907
   Directors' fees and expenses                                   7,811                  7,265              -               15,076
   Other                                                         11,960                 49,002              -               60,962
                                                             ----------           ------------        -------         ------------
        Total Expenses                                          215,698              1,267,253        (18,488)           1,464,463
   Fees waived by transfer agent                                 (2,448)                (1,546)             -               (3,994)
                                                             ----------           ------------        -------         ------------
   Net Expenses                                                 213,250              1,265,707        (18,488)           1,460,469
                                                             ----------           ------------        -------         ------------
NET INVESTMENT INCOME/(LOSS)                                   (124,554)               (38,392)        18,488             (144,458)
                                                             ----------           ------------        -------         ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss from security transactions              (5,661,101)           (13,472,647)             -          (19,133,748)
   Net change in unrealized appreciation/
    (depreciation) of securities                              2,098,868            (14,640,056)             -          (12,541,188)
                                                             ----------           ------------        -------         ------------
        Net realized and unrealized loss on investments      (3,562,233)           (28,112,703)             -          (31,674,936)
                                                             ----------           ------------        -------         ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                $(3,686,787)          $(28,151,095)       $18,488         $(31,819,394)
                                                             ==========           ============        =======         ============

(a) The Munder Multi-Season Growth Fund dividends are net of dividend withholding taxes of $15,367.
(b) Reclassification of Class II Shares distribution and shareholder servicing fee expense to Class C Shares in connection with the proposed reorganization.
(c) Reductions reflect elimination of duplicate charges when the two funds become one.

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                   Pro Forma Combining Schedule of Investments
                                December 31, 2002
                                   (Unaudited)

     Munder       Munder      Pro                                                  Munder           Munder           Pro
   Large-Cap   Multi-Season  Forma                                                Large-Cap      Multi-Season       Forma
    Growth       Growth     Combined                                                Growth          Growth         Combined
     Fund         Fund      (Note 1)                                                 Fund            Fund          (Note 1)
    Shares       Shares      Shares              Description                         Value           Value           Value
-------------  ------------ -------- ----------------------------------------     ----------     ------------    -----------
                                      COMMON STOCKS - 99.8% ++

                                        Aerospace & Defense--3.5%

    4,950         32,000      36,950      General Dynamics Corporation            $  392,881       $2,539,840    $ 2,932,721
    7,950         53,500      61,450      L-3 Communications Holdings, Inc. +        357,035       $2,402,685    $ 2,759,720
                                                                                  ----------       ----------    -----------
                                                                                     749,916        4,942,525      5,692,441
                                                                                  ----------       ----------    -----------
                                        Banks--5.8%
        -         10,700      10,700      BB&T Corporation                                 -          395,793        395,793
        -         72,700      72,700      Charter One Financial, Inc.                      -        2,088,671      2,088,671
        -         53,500      53,500      Mellon Financial Corporation                     -        1,396,885      1,396,885
    5,700         48,100      53,800      North Fork Bancorporation, Inc.            192,318        1,622,894      1,815,212
        -         40,600      40,600      TCF Financial Corporation                        -        1,773,814      1,773,814
        -         44,900      44,900      Wells Fargo & Company                            -        2,104,463      2,104,463
                                                                                  ----------       ----------    -----------
                                                                                     192,318        9,382,520      9,574,838
                                                                                  ----------       ----------    -----------
                                        Beverages--5.9%
  11,250          77,000      88,250      Anheuser-Busch Companies, Inc.             544,500        3,726,800      4,271,300
       -          38,500      38,500      Pepsi Bottling Group, Inc.                       -          989,450        989,450
  18,497          87,700     106,197      PepsiCo, Inc.                              780,943        3,702,694      4,483,637
                                                                                  ----------       ----------
                                                                                                                 -----------
                                                                                   1,325,443        8,418,944      9,744,387
                                                                                  ----------       ----------    -----------
                                        Biotechnology--1.2%
    5,515         25,700      31,215      Amgen, Inc. +                              266,595        1,242,338      1,508,933
    8,800         -            8,800      Enzon Pharmaceuticals, Inc. +              147,136                -        147,136
    9,870         -            9,870      MedImmune, Inc. +                          268,168                -        268,168
                                                                                  ----------       ----------    -----------
                                                                                     681,899        1,242,338      1,924,237
                                                                                  ----------       ----------    -----------
                                        Chemicals--0.8%
        -         25,700      25,700      Sigma-Aldrich Corporation                        -        1,251,590      1,251,590
                                                                                  ----------       ----------    -----------
                                        Commercial Services & Supplies--3.7%
        -         62,000      62,000      Automatic Data Processing, Inc.                  -        2,433,500      2,433,500
    4,400         -            4,400      Corporate Executive Board Company +        140,448                -        140,448
        -         94,100      94,100      First Data Corporation                           -        3,332,081      3,332,081
    4,950         -            4,950      Stericycle, Inc. +                         160,276                -        160,276
                                                                                  ----------       ----------    -----------
                                                                                     300,724        5,765,581      6,066,305
                                                                                  ----------       ----------    -----------
                                        Communication Equipment--2.4%
  40,755         143,200     183,955      Cisco Systems, Inc. +                      533,890        1,875,920      2,409,810
  14,050          60,000      74,050      UTStarcom, Inc. +                          278,612        1,189,800      1,468,412
                                                                                  ----------       ----------    -----------
                                                                                     812,502        3,065,720      3,878,222

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                  Pro Forma Combining Schedule of Investments
                               December 31, 2002
                                  (Unaudited)

 Munder         Munder          Pro                                                        Munder        Munder           Pro
Large-Cap    Multi-Season      Forma                                                     Large-Cap    Multi-Season       Forma
 Growth         Growth       Combined                                                      Growth        Growth        Combined
  Fund           Fund        (Note 1)                                                       Fund          Fund         (Note 1)
 Shares         Shares        Shares                     Description                       Value         Value           Value
---------    ------------    --------    --------------------------------------------    ---------    ------------    ----------
                                         COMMON STOCKS--(Continued) ++

                                         Computers & Peripherals--4.5%
  6,900         84,700        91,600      Dell Computer Corporation +                     $184,506      $2,264,878    $2,449,384
  3,075         32,000        35,075      International Business Machines Corporation      238,312       2,480,000     2,718,312
  5,450         31,000        36,450      Lexmark International, Inc. +                    329,725       1,875,500     2,205,225
                                                                                         ---------      ----------    ----------
                                                                                           752,543       6,620,378     7,372,921
                                                                                         ---------      ----------    ----------
                                         Diversified Financials--6.1%
      -         66,300        66,300      Capital One Financial Corporation                      -       1,970,436     1,970,436
  4,671         96,818       101,489      Citigroup, Inc.                                  164,372       3,407,025     3,571,397
  8,930              -         8,930      Federal Home Loan Mortgage Corporation           527,316               -       527,316
  1,850              -         1,850      Federal National Mortgage Association            119,011               -       119,011
      -         64,200        64,200      Freddie Mac                                            -       3,791,010     3,791,010
                                                                                         ---------      ----------    ----------
                                                                                           810,699       9,168,471     9,979,170
                                                                                         ---------      ----------    ----------
                                         Diversified Telecommunication Services--4.4%
      -         49,200        49,200      ALLTEL Corporation                                     -       2,509,200     2,509,200
      -         70,600        70,600      SBC Communications                                     -       1,913,966     1,913,966
      -         72,700        72,700      Verizon Communications, Inc.                           -       2,817,125     2,817,125
                                                                                         ---------      ----------    ----------
                                                                                                 -       7,240,291     7,240,291
                                                                                         ---------      ----------    ----------
                                         Electrical Equipment--0.1%
  6,150              -         6,150      American Power Conversion Corporation +           93,173               -        93,173
                                                                                         ---------      ----------    ----------
                                         Energy Equipment & Services--0.9%
      -         36,400        36,400      BJ Services Company +                                  -       1,176,084     1,176,084
  3,150              -         3,150      ENSCO International, Inc.                         92,768               -        92,768
  4,075              -         4,075      Noble Corporation +                              143,236               -       143,236
                                                                                         ---------      ----------    ----------
                                                                                           236,004       1,176,084     1,412,088
                                                                                         ---------      ----------    ----------
                                         Food & Drug Retailing--3.0%
  5,270        111,200       116,470      SYSCO Corporation                                156,993       3,312,648     3,469,641
  5,650         44,900        50,550      Walgreen Company                                 164,924       1,310,631     1,475,555
                                                                                         ---------      ----------    ----------
                                                                                           321,917       4,623,279     4,945,196
                                                                                         ---------      ----------    ----------
                                         Food Products--0.1%
 10,850              -        10,850      Smithfield Foods, Inc. +                         215,264               -       215,264
                                                                                         ---------      ----------    ----------
                                         Health Care Equipment & Supplies--2.1%
  5,400         32,000        37,400      Baxter International, Inc.                       151,200         896,000     1,047,200
  6,650         77,000        83,650      Biomet, Inc.                                     190,589       2,206,820     2,397,409
                                                                                         ---------      ----------    ----------
                                                                                           341,789       3,102,820     3,444,609
                                                                                         ---------      ----------    ----------

                  See Notes to Pro Forma Financial Statenments

                             The Munder Funds, Inc.
                        Munder Multi-Season Growth Fund
                  Pro Forma Combining Schedule of Investments
                               December 31, 2002
                                  (Unaudited)


  Munder       Munder        Pro                                                     Munder       Munder            Pro
Large-Cap   Multi-Season    Forma                                                   Large-Cap   Multi-Season       Forma
 Growth        Growth      Combined                                                  Growth        Growth         Combined
  Fund          Fund       (Note 1)                                                   Fund          Fund          (Note 1)
 Shares        Shares       Shares                  Description                       Value         Value           Value
---------   ------------   --------   ------------------------------------------    ---------   ------------      --------
                                      COMMON STOCKS--(Continued) ++


                                     Health Care Providers & Services--5.1%
  14,825          40,600     55,425   AdvancePCS +                                 $  329,263   $    901,726    $1,230,989
   2,900               -      2,900   AmerisourceBergen Corporation                   157,499              -       157,499
   4,920          49,200     54,120   Cardinal Health, Inc.                           291,215      2,912,148     3,203,363
   8,225               -      8,225   Community Health Care +                         169,353              -       169,353
   5,050          14,900     19,950   Express Scripts, Inc. +                         242,602        715,796       958,398
  21,150          56,600     77,750   Health Management Associates, Inc. +            378,585      1,013,140     1,391,725
   5,050          21,400     26,450   Universal Health Services, Inc., Class B +      227,755        965,140     1,192,895
   2,850               -      2,850   Wellchoice, Inc. +                               68,257              -        68,257
                                                                                    ---------   ------------    ----------
                                                                                    1,864,529      6,507,950     8,372,479
                                                                                    ---------   ------------    ----------
                                     Hotels, Restaurants & Leisure--2.8%
       -          62,300     62,300   Brinker International, Inc. +                         -      2,009,175     2,009,175
  14,350               -     14,350   Ruby Tuesday, Inc.                              248,112              -       248,112
   4,900          83,400     88,300   Wendy's International, Inc.                     132,643      2,257,638     2,390,281
                                                                                    ---------   ------------    ----------
                                                                                      380,755      4,266,813     4,647,568
                                                                                    --------- --------------    ----------
                                     Household Durables--1.0%
       -          32,000     32,000   Lennar Corporation                                    -      1,651,200     1,651,200
                                                                                    ---------   ------------    ----------
                                     Household Products--0.8%
       -          23,500     23,500   Colgate-Palmolive Company                             -      1,232,105     1,232,105
                                                                                    ---------   ------------    ----------
                                     Industrial Conglomerates--3.4%
  39,920         188,100    228,020   General Electric Company                        972,052      4,580,235     5,552,287
                                                                                    ---------   ------------    ----------
                                     Insurance--8.7%
       -          66,300     66,300   AFLAC, Inc.                                           -      1,996,956     1,996,956
   1,700          33,100     34,800   Ambac Financial Group, Inc.                      95,608      1,861,544     1,957,152
  10,865          91,721    102,586   American International Group, Inc.              628,540      5,306,060     5,934,600
       -          49,200     49,200   Marsh & McLennan Companies, Inc.                      -      2,273,532     2,273,532
   2,300               -      2,300   MBIA, Inc.                                      100,878              -       100,878
       -          55,600     55,600   Radian Group, Inc.                                    -      2,065,540     2,065,540
                                                                                    ---------   ------------    ----------
                                                                                      825,026     13,503,632    14,328,658
                                                                                    ---------   ------------    ----------
                                     Internet Software & Services--0.2%
   1,850               -      1,850   Expedia, Inc. +                                 123,821              -       123,821
   5,100               -      5,100   Overture Services, Inc. +                       139,281              -       139,281
                                                                                    ---------   ------------    ----------
                                                                                      263,102              -       263,102
                                                                                    ---------   ------------    ----------
                                     IT Consulting & Services-- 1.6%
   4,700          44,900     49,600   Affiliated Computer Services, Inc., Class A +   247,455      2,363,985     2,611,440
                                                                                    ---------   ------------    ----------

                                        See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                        Munder Multi-Season Growth Fund
                  Pro Forma Combining Schedule of Investments
                                 December 31, 2002
                                   (Unaudited)


  Munder       Munder         Pro                                                         Munder       Munder          Pro
Large-Cap   Multi-Season     Forma                                                      Large-Cap   Multi-Season      Forma
  Growth       Growth      Combined                                                       Growth       Growth       Combined
   Fund         Fund       (Note 1)                                                        Fund         Fund        (Note 1)
  Shares       Shares       Shares                  Description                           Value        Value         Value
---------   ------------   --------   ---------------------------------------------    ----------   ------------   -----------
                                      COMMON STOCKS -- (Continued) ++

                                      Media -- 1.4%
  1,950            -         1,950      Clear Channel Communications, Inc. +           $   72,716   $       -      $    72,716
    -              -           -        Comcast Corporation, Class A (non-voting) +           -             -             -
  1,700         32,000      33,700      Omnicom, Inc.                                     109,820     2,067,200      2,177,020
                                                                                       ----------   -----------    -----------
                                                                                          182,536     2,067,200      2,249,736
                                                                                       ----------   -----------    -----------
                                      Multiline Retail -- 5.6%
 15,150            -        15,150      Big Lots, Inc. +                                  200,435           -          200,435
 13,000         81,300      94,300      Family Dollar Stores, Inc.                        405,730     2,537,373      2,943,103
    -           19,300      19,300      Kohl's Corporation +                                  -       1,079,835      1,079,835
 15,750         81,300      97,050      Wal-Mart Stores, Inc.                             795,532     4,106,463      4,901,995
                                                                                       ----------   -----------    -----------
                                                                                        1,401,697     7,723,671      9,125,368
                                                                                       ----------   -----------    -----------
                                      Oil & Gas -- 4.5%
    -          128,300     128,300      Exxon Mobil Corporation                               -       4,482,802      4,482,802
    -           64,200      64,200      Royal Dutch Petroleum Company, NYR                    -       2,826,084      2,826,084
                                                                                       ----------   -----------    -----------
                                                                                              -       7,308,886      7,308,886
                                                                                       ----------   -----------    -----------
                                      Personal Products -- 0.7%
  5,500         19,300      24,800      Alberto-Culver Company, Class A                   267,245       937,787      1,205,032
                                                                                       ----------   -----------    -----------
                                                                                          267,245       937,787      1,205,032
                                                                                       ----------   -----------    -----------
                                      Pharmaceuticals -- 8.7%
  3,100            -         3,100      Biovail Corporation +                              81,871           -           81,871
 13,925        106,900     120,825      Johnson & Johnson                                 747,912     5,741,599      6,489,511
 13,100         87,700     100,800      King Pharmaceuticals, Inc. +                      225,189     1,507,563      1,732,752
 36,075        151,800     187,875      Pfizer, Inc.                                    1,102,812     4,640,526      5,743,338
  6,450            -         6,450      Wyeth                                             241,230           -          241,230
                                                                                       ----------   -----------    -----------
                                                                                        2,399,014    11,889,688     14,288,702
                                                                                       ----------   -----------    -----------
                                      Semiconductor Equipment & Products -- 2.7%
 16,200            -        16,200      Altera Corporation +                              199,746           -          199,746
 34,860        143,200     178,060      Intel Corporation                                 542,770     2,229,624      2,772,394
  2,850            -         2,850      Marvell Technology Group Ltd. +                    53,751           -           53,751
    -           36,400      36,400      Maxim Integrated Products, Inc. +                     -       1,202,656      1,202,656
  2,950            -         2,950      Micron Technology, Inc. +                          28,733           -           28,733
 14,475            -        14,475      Texas Instruments, Inc.                           217,270           -          217,270
                                                                                       ----------   -----------    -----------
                                                                                        1,042,270     3,432,280      4,474,550
                                                                                       ----------   -----------    -----------
                                      Software -- 4.4%
  5,700            -         5,700      Mercury Interactive Corporation +                 169,005           -          169,005
 19,795        115,500     135,295      Microsoft Corporation +                         1,023,401     5,971,350      6,994,751
 13,650            -        13,650      Quest Software, Inc. +                            140,732           -          140,732
                                                                                       ----------   -----------    -----------
                                                                                        1,333,138     5,971,350      7,304,488
                                                                                       ----------   -----------    -----------

                  See Notes to Pro Forma Financial Statements.

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                   Pro Forma Combining Schedule of Investments
                                December 31, 2002
                                   (Unaudited)



 Munder       Munder        Pro                                                              Munder         Munder          Pro
Large-Cap  Multi-Season    Forma                                                           Large-Cap     Multi-Season      Forma
 Growth       Growth     Combined                                                           Growth         Growth        Combined
  Fund        Fund       (Note 1)                                                            Fund           Fund         (Note 1)
 Shares      Shares       Shares                    Description                              Value          Value          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                   COMMON STOCKS--(Continued) ++

                                   Specialty Retail--3.9%
 2,350       10,700       13,050       AutoZone, Inc. +                                 $    166,028    $    755,955   $    921,983
     -       19,300       19,300       Bed Bath & Beyond, Inc. +                                   -         666,429        666,429
14,525       65,200       79,725       Home Depot, Inc.                                      348,019       1,562,192      1,910,211
     -       68,400       68,400       Lowes Companies, Inc.                                       -       2,565,000      2,565,000
12,150            -       12,150       O'Reilly Automotive, Inc. +                           307,273               -        307,273
                                                                                        ------------    ------------   ------------
                                                                                             821,320       5,549,576      6,370,896
                                                                                        ------------    ------------   ------------

                                       TOTAL COMMON STOCKS - (COST $157,781,797)++        18,834,330     144,986,899    163,821,229
                                                                                        ------------    ------------   ------------

                                       REPURCHASE AGREEMENT (Cost $1,050,000)--0.6% *        273,000         777,000      1,050,000
                                                                                        ------------    ------------   ------------
                                       OTHER INVESTMENTS (Cost $2,176,120)--1.3% **                -       2,176,120      2,176,120
                                                                                        ------------    ------------   ------------

                                       TOTAL INVESTMENTS - (COST $161,007,917)--101.7%    19,107,330     147,940,019    167,047,349
                                       OTHER ASSETS AND LIABILITIES (NET)--(1.7)%            (16,106)     (2,812,421)    (2,828,527)
                                                                                        ------------    ------------   ------------
                                       NET ASSETS--100%                                 $ 19,091,224    $145,127,598   $164,218,822
                                                                                        ============    ============   ============

+  Non-income producing security.

++ Holdings listed are as of December 31, 2002. Changes have occurred in the security positions of each fund subsequent to December 31, 2002 as a result of normal trading practices. No holdings of the Munder Large-Cap Growth Fund are expected to require liquidation in the merged environment due to the prospectus or other limitations.

ABBREVIATION:
NYR - New York Registered Shares

* The Munder Large-Cap Growth Fund has an agreement with State Street Bank and Trust Company, 1.000% dated 12/31/2002, to be repurchased at $273,015 on 01/02/2003, collateralized by $180,000 U.S. Treasury Bond, 12.500% maturing 08/15/2014 (value $285,523). The Munder Multi-Season Growth Fund has an agreement with State Street Bank and Trust Company, 1.000% dated 12/31/2002, to be repurchased at $777,043 on 01/02/2003, collateralized by $745,000 U.S. Treasury Bond, 5.250% maturing 02/15/2029 (value $797,150).

** As of December 31, 2002 the market value of the securities on loan is $2,103,084 for the Munder Multi-Season Growth Fund. Cash collateral received for securities loaned of $2,176,120 is invested in 2,176,120 shares of the State Street Navigator Securities Lending Trust-Prime Portfolio.

                  See Notes to Pro Forma Financial Statenments

                             The Munder Funds, Inc.
                         Munder Multi-Season Growth Fund
                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

1.   Basis of Combination -

     The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations reflect the accounts of the Munder Large-Cap Growth Fund and the Munder Multi-Season Growth Fund (the "Funds") at and for the six month period ended December 31, 2002. These statements have been derived from the Funds' books and records utilized in calculating daily net asset value at December 31, 2002.

     The pro forma statements give effect to the proposed transfer of all assets and assumption of all liabilities of Munder Large-Cap Growth Fund in exchange for shares of Munder Multi-Season Growth Fund. In accordance with generally accepted accounting principles in the United States, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods for Munder Multi-Season Growth Fund will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligation under the Agreement and Plan of Reorganization as these expenses will be paid by the Advisor, Munder Capital Management.

     The Pro Forma Combining Schedule of Investments, Pro Forma Combining Statement of Assets and Liabilities and Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information.

2.   Portfolio Valuation -

     Portfolio securities of both the Munder Large-Cap Growth Fund and Munder Multi-Season Growth Fund are stated at market value.

3.   Capital Shares -

     The pro forma net asset value per share assumes the issuance of shares of Munder Multi-Season Growth Fund which would have been issued at December 31, 2002 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of each class of shares of the Munder Large-Cap Growth Fund as of December 31, 2002 divided by the net asset value per share of the corresponding class of shares of the Munder Multi-Season Growth Fund as of December 31, 2002. The pro forma total number of shares outstanding of 15,835,951 consists of 1,860,308 additional shares assumed issued in the reorganization plus 13,975,643 shares of Munder Multi-Season Growth Fund outstanding at December 31, 2002.

                      VOTING ON THE INTERNET

..  Read the Proxy Statement and have this card at hand
..  Log on to www.proxyweb.com
..  Enter the control number shown to the left and follow the on-screen instructions
..  Do not return this paper ballot

                         VOTING BY PHONE

..  Read the Proxy Statement and have this card at hand
..  Call toll-free 1-888-221-0697

.. Enter the control number shown to the left and follow the telephonic instructions

..  Do not return this paper ballot

PROXY CARD                                                           PROXY CARD


THE MUNDER FUNDS, INC.                 SPECIAL MEETING OF SHAREHOLDERS April 23, 2003
The Munder Large-Cap Growth Fund       This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Melanie Mayo West or Mary Ann Shumaker or either one of them, attorneys, with full power of substitution to vote all shares of the Large-Cap Growth Fund (Fund) of The Munder Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham Michigan, 48009, on Wednesday, April 23, 2003 at 10:00 a.m. Eastern time, and at any adjournments or postponements thereof.


Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                    Dated _________________________________



                    ____________________________________________________________




                    ____________________________________________________________

                    Signature


                    Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.


                                                                     Munder XXXX

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.



1.  ELECTIONS OF DIRECTOR NOMINEES:                            FOR         WITHHOLD
                                                           all nominees  all nominees
    01) David J. Brophy          05) John Engler               [_]           [_]
    02) Joseph E. Champagne      06) Michael T. Monahan
    03) Thomas D. Eckert         07) Arthur T. Porter
    04) Charles W. Elliott       08) John Rakolta, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s) on the line below.)


____________________________________________





                                                                                    FOR   AGAINST   ABSTAIN
2.   To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Large-Cap Growth Fund by the Munder Multi-Season Growth Fund and the assumption of all liabilities of the Munder Large-Cap Growth Fund by the Munder Multi-Season Growth
     Fund in exchange for shares of the Munder Multi-Season Growth Fund and         [_]     [_]      [_]
     the subsequent liquidation of the Munder Large-Cap Growth Fund.




PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                             THE MUNDER FUNDS, INC.

                                     PART C

                                OTHER INFORMATION

Item 15.    Indemnification

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A as filed on October 31, 2002.

Item 16.    Exhibits

       (1)  (a)      Articles of Incorporation, dated November 18, 1992, are
                     incorporated herein by reference to Post-Effective
                     Amendment No. 18 to Registrant's Registration Statement on
                     Form N-1A filed with the Commission on August 14, 1996.

            (b) Articles of Amendment, dated February 12, 1993, are incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 14, 1996.

            (c)      Articles Supplementary, dated July 20, 1993, August
                     9, 1994, April 26, 1995, June 27, 1995 and May 6, 1996, are
                     incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 14, 1996.

            (d) Articles Supplementary, dated August 6, 1996, are incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 28, 1996.

            (e) Articles Supplementary, dated February 4, 1997, are incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A filed with the Commission on February 18, 1997.

            (f) Articles Supplementary, dated March 12, 1997, are incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 14, 1997.

            (g) Articles Supplementary, dated May 6, 1997, are incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A filed with the Commission on July 28, 1997.

            (h) Articles Supplementary, dated February 24, 1998, are incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A filed with the Commission on March 20, 1998.

            (i) Articles Supplementary, dated June 1, 1998, are incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 28, 1998.

            (j) Articles Supplementary, dated July 1, 1998, are incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 28, 1998.

            (k) Articles Supplementary, dated December 1, 1998, are incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed with the commission on June 11, 1999.

            (l) Articles Supplementary, dated April 16, 1999, are incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed with the Commission on June 11, 1999.

            (m) Articles Supplementary, dated August 17, 1999 are incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A filed with the Commission on August 25, 1999.

            (n) Articles Supplementary, dated November 15, 1999, are incorporated by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A filed with the Commission on January 18, 2000.

            (o) Articles Supplementary, dated January 24, 2000, are incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

            (p) Articles Supplementary, dated March 1, 2000, are incorporated by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A filed with the Commission on March 21, 2000.

            (q) Articles Supplementary, dated April 20, 2000, are incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 22, 2000.

            (r) Articles Supplementary, dated May 18, 2000, are incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A filed with the Commission on May 22, 2000.

            (s) Articles Supplementary, dated June 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A filed with the Commission on June 16, 2000.

            (t) Articles Supplementary, dated August 25, 2000, are incorporated herein by reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A filed with the Commission on September 15, 2000.

            (u) Articles Supplementary, dated September 21, 2000, are incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A filed with the Commission on September 25, 2000.

            (v) Articles Supplementary, dated November 20, 2000, are incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 13, 2000.

            (w) Articles Supplementary, dated February 25, 2001, are incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A filed with the Commission on February 26, 2001.

            (x) Articles Supplementary, dated October 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

            (y) Articles Supplementary, dated November 27, 2001, are incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 3, 2001.

            (z) Articles Supplementary, dated May 13, 2002, are incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

   (2) Amended and Restated By-Laws, dated May 21, 2002, are incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

   (3)      Not Applicable.

   (4)**    Form of Agreement and Plan of Reorganization.

   (5)      Not Applicable.

   (6)      (a)      Amended and Restated Investment Advisory Agreement, dated
                     May 15, 2001, among Registrant, The Munder Funds Trust, The
                     Munder Framlington Funds Trust, St. Clair Funds, Inc. and
                     Munder Capital Management is incorporated herein by reference to Post-Effective Amendment No. 58 to
                     Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

            (b) Amended and Restated Investment Sub-Advisory Agreement among Registrant, The Munder Framlington Funds Trust, Munder Capital Management and Framlington Overseas Management Investment Limited is incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

   (7) Amended and Restated Combined Distribution Agreement, dated May 15, 2001, among Registrant, The Munder Funds Trust, The Munder Framlington Funds Trust, St. Clair Funds, Inc. and Funds Distributor, Inc. is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

   (8)      Not Applicable.

   (9) Master Custodian Agreement, dated September 26, 2001, among Registrant, The Munder Funds, Inc., The Munder Framlington Funds Trust, St. Clair Funds, Inc. and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A filed with the Commission on October 29, 2001.

--------------------
**   Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

   (10)     (a)      Amended and Restated Combined Distribution and Service
                     Plan, dated August 13, 2002, is incorporated herein by reference to Post-Effective Amendment No. 58 to
                     Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

            (b) Amended and Restated Multi-Class Plan is incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A filed with the Commission on October 31, 2002.

   (11) Opinion and consent of Dechert regarding legality of issuance of shares and other matters to be filed by amendment.

   (12)     Opinion of Dechert regarding tax matters to be filed by amendment.

   (13)     Not Applicable.

   (14)     Consent of Independent Auditors is filed herein.

   (15)     Not Applicable.

   (16) Powers of Attorney are incorporated herein by reference to the Registrant's Registration Statement filed on Form N-14 with the Commission on February 5, 2003.

Item 17. Undertakings.

   (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

   (3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Pre-Effective Amendment
No. 2 to the Registration Statement has been signed on behalf of the Registrant, in the City of Birmingham, in the State of Michigan, on the 7th day of March, 2003.


                                              THE MUNDER FUNDS, INC.

                                              By:  /s/ James C. Robinson
                                                   -----------------------------
                                                   James C. Robinson, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signatures                             Title                   Date
----------                             -----                   ----

         *                             Director                March 7, 2003
---------------------------
 Charles W. Elliott

         *                             Director                March 7, 2003
---------------------------
 Joseph E. Champagne

         *                             Director                March 7, 2003
---------------------------
 Thomas D. Eckert

         *                             Director                March 7, 2003
---------------------------
 John Rakolta, Jr.

         *                             Director                March 7, 2003
---------------------------
 David J. Brophy

         *                             Director                March 7, 2003
---------------------------
 Michael T. Monahan

         *                             Director                March 7, 2003
---------------------------
Arthur T. Porter

/s/ James C. Robinson                  President               March 7, 2003
--------------------------- (Principal Executive Officer)
James C. Robinson

/s/ Peter K. Hoglund                 Vice President            March 7, 2003
--------------------------- (Principal Financial Officer)
Peter K. Hoglund

/s/ Cherie N. Ugorowski                Treasurer               March 7, 2003
--------------------------- (Principal Accounting Officer)
Cherie N. Ugorowski

* By:  /s/ Stephen J. Shenkenberg
       -----------------------------------
       Stephen J. Shenkenberg
       as Attorney-in-Fact

                               INDEX OF EXHIBITS



(14) Consent of Independent Auditors.